                                                     DIVERSIFIED INVESTORS
                                                                PORTFOLIOS
                                                        1996 ANNUAL REPORT

                                          INTERNATIONAL EQUITY PORTFOLIO
                                             HIGH YIELD BOND PORTFOLIO
                                         AGGRESSIVE EQUITY PORTFOLIO
                                          SPECIAL EQUITY PORTFOLIO
                                         EQUITY GROWTH PORTFOLIO
                                   GROWTH AND INCOME PORTFOLIO
                                      EQUITY VALUE PORTFOLIO
                                   EQUITY INCOME PORTFOLIO
                                      BALANCED PORTFOLIO
                   GOVERNMENT/CORPORATE BOND PORTFOLIO
              INTERMEDIATE GOVERNMENT BOND PORTFOLIO            [GRAPHIC]
                       HIGH QUALITY BOND PORTFOLIO
                          MONEY MARKET PORTFOLIO


                                                                [GRAPHIC]
                                                                DIVERSIFIED
                                                                INVESTMENT
                                                                ADVISORS
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                           ECONOMIC AND MARKET REVIEW

     Economy The pace of the nation's economic growth slowed in the second half of 1996. Final third quarter Gross Domestic Product was revised downward to 2.1% from the previous estimate of 3.2%. While growth for the entire year is expected to be above the Federal Reserve's targeted range of 2.0-2.25%, the moderate growth in the second half of the year seems to have calmed the bond market. Inflation as measured by both the Consumer Price and Producer Price Indices remained under control despite some volatility attributable to the food and energy components. As a result, the Federal Reserve left interest rates unchanged at its November and December Federal Open Market Committee meetings.

     The economy is growing at a moderate pace and inflation remains subdued. As we enter 1997, the debate continues as to whether the economy and inflation are accelerating, and the Federal Reserve needs to tighten; or whether the economy is slowing, and the Federal Reserve needs to begin easing to avoid a recession in 1997. We believe that economic growth and inflation may pick up during 1997. This could result in higher interest rates as we move into the second quarter and a possible Federal Reserve tightening.

     Bonds Long term interest rates started the quarter at 6.92%. In October and November the bond market rallied as interest rates fell across most of the yield curve. The long bond fell to 6.36%, a drop of 56 basis points. The catalysts for the rally were an economy demonstrating moderate growth, accommodating Federal policy, and the maintenance of political balance between Congress and the White House. The rally ended in December as interest rates rose and the long bond finished the quarter at 6.64%. The decline was prompted by investors who felt that the market had moved to an over bought level. For the quarter, the Lehman Brothers Government/Corporate Index rose 3.1% to finish the year with a return of 2.9%.

     Long term interest rates should remain within a range of 6 1/4% to 7% until there is more evidence that economic growth is either accelerating or slowing significantly. If the economy slows, bonds will rally as rates drop below the 6% level toward 5% to 5 1/2%. A more likely scenario is for growth and inflation to pick up into the second quarter with the Fed eventually tightening. Bonds will decline as rates move above 7%. Bonds should then rally later in the year as higher rates slow economic activity.

     Stocks U.S. stocks, as measured by the S&P 500 Index, returned a strong 8.3% in the fourth quarter, bringing the return for 1996 to 22.7%. The robust performance by the market over the past two calendar years has only been matched twice during the past 50 years. The rapid movement in the market during the fourth quarter was brought about by generally better than expected earnings reports for the prior quarter, a declining interest rate environment, and large amounts of cash flowing into equity mutual funds.

     The stock market should continue its upward momentum in early 1997 as the economy grows moderately and interest rates remain stable. Large cap stocks should continue to lead the market while international equities lag. Small cap stocks could bounce back after their sluggish performance in the second half of 1996. As the stock market rallies to more overvalued levels, it becomes increasingly more vulnerable to earnings disappointments. Only a moderately growing economy with low inflation and steady to slightly declining interest rates can sustain a prolonged stock market rally in 1997. More likely stronger growth will unfold in about the second quarter and will result in a moderate correction in the stock market.

                             MONEY MARKET PORTFOLIO

     The Federal Reserve appears to have been very pleased with the soft landing of the economy in 1996 that resulted from their interest rate changes in 1995. With the one last tweak of interest rates in early 1996, placing the Fed Funds rate at 5.25%, the Federal Reserve has sat back and watched the economy show overall moderate growth through the past year. Employment and wages remain strong, but have not skyrocketed out of control. Consumers have generally been restrained although somewhat more optimistic in their buying patterns this year as housing sales were sluggish until rates dropped toward the end of 1996, and as consumers made only moderate increases in Christmas purchases.

     The economy continues on its relatively steady moderate growth path. Federal Reserve members are watching closely for a turn in the economy one way or the other but overall, they seem to be relatively happy

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with the current economic course. With no pitfalls in sight, we expect the Fed to remain steady with interest rates through most of 1997. Late 1997 data may provide information that will lead to a very modest change in interest rates as another pre-emptive move by the Fed.

     The interest rate curve remains relatively flat. Investors are predicting a steady course in interest rates by the Federal Reserve. We are therefore generally running an average portfolio maturity of 45 days, while taking advantage of market anomalies that periodically occur in one particular maturity or another. At 12/31/96, the average maturity was 35 days, shorter than usual to take advantage of the year end spike in short maturity interest rates.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market place without sacrificing current income. The 30-day and 7-day current yields of the Portfolio were 5.18% and 5.19%, respectively as of December 31, 1996, after changes imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

                          HIGH QUALITY BOND PORTFOLIO

     High Quality Bond investors surely saved the best for last in 1996 as the Portfolio enjoyed its highest quarterly returns of the year. The Merrill Lynch 1-3 Year Treasury Index posted a solid 1.9% return for the three month period, helping to boost one year returns to 5%. The High Quality Bond Portfolio outperformed the benchmark every quarter in 1996, culminating in a 5.5% return for the year.

     October opened the quarter with rising bond prices. Leading economic indicators released during the month suggested a slowdown in economic activity and benign inflation at both the producer and consumer levels, supporting the bond market's rally. Economic indicators included an unexpectedly weak employment report, lower employment costs, and declining housing starts, all contributing to lower yields by the end of October.

     The bond market viewed November's Election Day results favorably, as the Democrats retained the White House, and Republicans held their majorities in the House and Senate. Bond investors hoped the political mix would yield continued slow growth and benign inflation, a mix that has worked nicely for bonds. Investors were not disappointed as the continued slow growth/benign inflation scenario fostered rising bond values. November's economic indicators reported a slowdown in retail sales, a tame Consumer Price Index (CPI) report, and a fifth straight month of declining existing home sales, driving yields down further.

     December dampened the bond market's spirit. Federal Reserve Chairman Alan Greenspan opened the month suggesting that values of U.S. assets were too high, leaving investors worried about possible Federal Reserve tightening. Reports of brisk holiday sales early in December suggested signs of accelerated economic activity, forcing yields higher. Although the Federal Open Market Committee
(FOMC) left rates unchanged at its December 17th meeting, several month-end indicators pointed towards accelerated growth. Higher than expected consumer confidence, combined with a sharp resurgence of existing and new home sales, contributed to lower bond prices by month end, dampening an overall positive quarter.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     Bonds, as measured by the Lehman Brothers Intermediate Government Index, gained 2.3% for the three month period ending December 31, the highest calendar quarterly return in 1996. The total return for bonds for the year ended December 31, 1996 was 4.1%. In contrast to last year, shorter-term securities generally outperformed longer-term issues, which were much more affected by the rise in interest rates over the period. Much of the performance in the fourth quarter could be attributed to falling interest rates in October and November. There was a back-up in rates in December due to renewed fears that strong economic activity would be followed by a pick-up in inflation.

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

     The quarter began on a positive note for bond investors, as much of the data released in October measuring levels of economic activity indicated a continued slowing from the rapid advance of the second quarter. Reports on new job creation, which probably raised inflation concerns among bond traders more than any other indicator throughout the year, were far weaker than anticipated. Moreover, closely watched measures of employment costs were lower as well. Together with a drop in consumer confidence levels and slower home sales, bonds in this sector had their best one month return since May, 1995. November was similar in that generally weaker than expected economic data, coupled with favorable inflation readings, pushed bond yields down, resulting in solid returns for the month. December, however, was not as positive as the previous two months. Bonds in most sectors posted negative returns. Many of the economic releases in the last few weeks of the year pointed toward a possible rebound in activity. Although inflation indicators remained within expectations, many bond traders feared the prospect of stronger growth would finally cause inflation to become a problem in the future.

     The Portfolio maintained a duration slightly shorter than that of its benchmark, the Lehman Intermediate Government Bond Index, throughout the fourth quarter of this year. It is expected to be managed to a duration close to that of its benchmark over the near term. The Portfolio will continue to eliminate credit risk by seeking and holding only high quality Government issues.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

     Although there were significant moves in bond yields this quarter, the market did not experience the same day-to-day volatility associated with the third quarter of 1996. Except for the very shortest maturities, bond prices ended this period higher than where they started, which translated into positive returns for investors. Bonds in the Lehman Brothers Government/Corporate Index gained 3.1% for the three months ending December 31, bringing the total return for 1996 to 2.9%. Returns in October and November were responsible for all of this quarter's gain, as stronger than expected economic reports in December caused the market to see negative returns.

     Early in the quarter, the bond market continued a rally that began when the Federal Open Market Committee (FOMC), the policy arm of the Federal Reserve Bank, decided to leave interest rates unchanged at their September meeting. Bond prices were bid higher as traders believed the long awaited, but never enacted, bump-up in rates by the Fed would not happen this year. A hands-off policy by the Federal Reserve, coupled with lackluster economic data, suggested slower growth in the months ahead. October returns were the strongest in sixteen months. In November, the market again saw weaker than expected employment reports, lower consumer confidence levels, and no rebound in retail sales figures. No increase in interest rates at the November FOMC meeting and strong foreign demand for U.S. fixed income securities completed the picture, so that bonds again had solid returns. There seemed, however, to be a dramatic turnaround in market sentiment in December. Indicators on housing, employment, and consumer confidence were all reported higher than anticipated. Continued favorable inflation readings and a decision to leave rates unchanged at the Federal Reserve's December meeting couldn't reverse the trend toward higher bond yields. Returns for the month were negative due to concerns the tight labor markets could result in wage inflation.

     The Portfolio benefited from its overweighting of corporate issues relative to the Index during the period. Generally, Government issues were not able to match the returns of most of the corporate sectors. The Portfolio was maintained at about the same duration as its benchmark index during the quarter, but may extend relative to the benchmark should yields climb to levels where these bonds could be considered undervalued.

                           HIGH YIELD BOND PORTFOLIO

     As measured by the Salomon Brothers Cash Pay Index, the high yield bond market returned 3.7% for the fourth quarter of 1996, beating most other fixed income indices. For the year, bonds in this sector gained over 10%, more than doubling the return of most investment-grade bond measures. Heavy investor demand and a benign economic backdrop supported the advance. Credit quality had a noticeable impact on return for the

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quarter. BB-rated issues returned 4.4%, outperforming both the lower quality B's
(3.9%), and lower rated CCC's (-3.1%) during the period.

     Despite the compression of spreads during the year, demand for high yield securities remains strong. Faced with an aging bull market in stocks and a shortage of high income alternatives, investors have poured cash into high yield mutual funds at an unparalleled rate. More new monies flowed into high yield market this year than in any other year. Heavy investor demand and secular low interest rates have also spurred new high yield issuance into record territory, with $80 billion of new issues this year. Investor uncertainty regarding the economy, stocks, and interest rates continues to benefit the high yield bond market. While individuals in need of high income remain the market's core constituency, both retail and institutional investors are increasingly embracing high yield as a refuge. These bonds offer equity-like returns, but have risk characteristics closer to investment grade debt issues. With a yield roughly comparable to the long term return on common stocks, low correlation to the broad stock and bond markets, and a roster of names familiar in most households, the market is entering the mainstream of investment alternatives. The high yield market has grown in size from $220 billion in 1991 to about $400 billion as of year end. These issues now comprise 25% of the total corporate bonds outstanding.

     The outlook for the high yield market remains positive, particularly relative to other fixed income investments. Investor demand for these securities is likely to remain strong, especially in light of the recent volatility of the broader stock and bond markets. The Portfolio remains defensively positioned with respect to industry exposure, and slightly overweighted in top tier BB rated issues relative to the Salomon Index.

                               BALANCED PORTFOLIO

     Balanced portfolios, as measured by a 60/40 mix of the S&P 500 and the Lehman Government/Corporate Index, posted their highest quarterly returns of the year of 6.3%. Bonds had their strongest return in 1996 due to perceptions of slowing growth and continued favorable inflation readings over the period. Equity returns, however, were clearly the determining force for the strong gain in the Index. As has been true for most of the year, stocks were helped by low levels of interest rates over the period and a healthy growth in corporate profits.

     Asset allocation and equity sector returns had the greatest impact on the quarterly results of the Balanced Fund. The Portfolio increased its equity exposure throughout the quarter. This helped performance relative to the Index in a period in which equities outperformed bonds. The Portfolio finished the year with a 62% weighting in stocks, slightly higher than the benchmark's 60%.

     Although the S&P 500 returned 8.4% for the quarter, financial and technology issues gained 13.5% and 13.1% respectively. Financial institutions, like banks, were positively impacted by lower interest rates over the last three months. However, bank shares were bid higher more due to their improved balanced sheets, solid dividend and earnings growth, and the reduction in loan losses. The Balanced Portfolio was equally weighted versus the Index in this sector. Individual issues that did well within the Portfolio during the quarter included Travelers (23.5%) and Citicorp (14.2%).

     Technology, up 40%, was the best performing sector of the market this year. This industry continues to benefit from soaring demand, as companies are more determined than ever to increase productivity. More than 50% of capital spending by businesses is now technology related. The Portfolio was slightly underweighted versus the Index over the quarter. However, impressive returns of individual issues helped the technology sector to an overall 14.1% gain over the past three months, with Nokia Corp. (30.2%) and International Business Machines (22%) leading the way.

                            EQUITY INCOME PORTFOLIO

     In the fourth quarter, equity income investing, as measured by the Lipper Equity Income Index, posted its best results for the year with a total return of about 7.5%. This puts the total return for the past year at 17.9% and brings performance over the past two years to about 53%. The Index thus enjoyed its best two year

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period since 1981-1982 when it returned over 60%. However, as in 1995, these more conservative equity strategies failed to beat the rapidly advancing S&P 500 Index, which returned 23.3% for the year. The key factors behind the market's advance in the fourth quarter were declining interest rates, fairly strong corporate profits, and election results which preserved the political status quo in Washington.

     Fourth quarter performance of the Equity Income Portfolio was most influenced by the technology, energy, and cyclical sectors. The technology sector was a source of weakness due to a lack of exposure to some of the sector's best performing industries, such as networking and software companies. It is difficult to reconcile these types of holdings with the Portfolio's yield oriented, value strategy, inasmuch as these industries predominantly contain growth companies which pay little or no dividends.

     The energy sector of the Portfolio underperformed due to stock selection. Holdings in this area are biased toward oil and oil service companies, such as Mobil, Chevron, and McDermott International, which were negatively impacted by company specific news. Mobil underperformed following reports that declining prices for some of its key chemical products, and shutdowns at several U.S. refineries hurt earnings. Chevron, also hurt by lower chemical prices suffered a decline in refining profits last quarter. McDermott International shares fell after the company said it expects to report a fiscal second quarter loss and could cut its dividend. This company has since been eliminated from the Equity Income Portfolio.

     The cyclical sector enhanced total return, as holdings in auto and rail stocks rallied sharply. General Motors and Chrysler were both up over 16%. Both companies announced that third quarter profits more than doubled and easily topped analyst expectations. Conrail stock appreciated about 40% due to its pending merger with CSX and was the Portfolio's best performer.

                             EQUITY VALUE PORTFOLIO

     Value investing, as measured by the Russell 1000 Value Index, performed well in the fourth quarter by posting a 9.8% return. This capped-off a very strong year as the Index returned 21.6%. The quarter's strong result was largely attributable to the energy, utility and finance sectors, which comprise approximately 60% of the Index's total weight. The energy stocks benefited from the rising cost of crude oil and from generally better than expected earnings from oil producers and service companies. Investors believe that increased global demand will add to already strong profit growth. The utility and finance sectors, which tend to be very interest rate sensitive, ascended due to falling bond yields. The finance sector also was aided by brokerage and investment firms, which posted strong earnings.

     Performance of the Portfolio was enhanced by the utility and consumer non-cyclical sectors, while the basic industry and consumer cyclical sectors detracted from the quarter's performance. The utility sector returned approximately 13% for the Portfolio and was the best performer for the quarter. The primary determinants were telephone stocks which bounced back after underperforming the previous nine months. In an environment where interest rates are falling, the dividend yield is enhanced making these stocks very attractive to investors. In addition, Federal regulators moved to allow the regional telephone companies to continue levying access charges on long distance providers. Stocks which directly contributed were AT&T Corp., NYNEX Corp., and GTE Corp.

     The consumer non-cyclical sector, dominated by health care related companies such as HMO's, ethical drug companies and acute care providers, benefited from the November election as Washington was kept status-quo. A Republican controlled Congress makes any kind of health care reform less likely. Now that such a reform is put to rest, investors are confident that managed care providers will be able to raise premiums more easily and spend less on care, ultimately helping the bottom line.

     The basic industry sector has not had the ability to raise prices and is also ailing from unsatisfactory levels of demand. Moreover, profits are being squeezed as rising cost of raw materials, particularly sources of energy, are causing profit margins to fall. The consumer cyclical sector fell prey to expectations that economic growth will continue to slow. Retailing in particular detracted from sector returns since holiday sales were not as robust as originally anticipated.

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                           GROWTH & INCOME PORTFOLIO

     Growth & Income investors generally saw their best returns of the year in the fourth quarter. The Lipper Growth & Income Index returned 7.8% for the quarter and finished the year with a total return of over 20%. This marks only the fourth time in the Index's 25 year history that it has gained over 20% for two consecutive calendar years. Additionally, 1996 results compared favorably with other investment styles, as measured by the Lipper Equity Income, Growth, and Small Company Indices. One of the key factors in the relative strength of Growth & Income funds in general was uncertainty over the state of the economy, bringing investors' focus towards larger companies with stable earnings growth. Typically, these companies are prominently represented in Growth & Income funds. In the fourth quarter, the advance of the equity markets could be attributed to an accommodative Federal Reserve, good earnings reports, and election results which preserved the political balance in Washington.

     Fourth quarter performance of the Growth & Income Portfolio was mixed as weakness in the non-cyclical sector was mitigated by strength in the Portfolio's basic industry and financial stocks. The non-cyclical area was hurt by stock selection because company specific news on some larger holdings (Clorox and Nike) was viewed unfavorably by investors. Clorox announced that it plans to finance its proposed acquisition of Armor All Products with debt issuance. Some felt that this may hurt its earnings somewhat in the near term. Nike shares failed to keep pace with the market. Some analysts lowered their estimates for fiscal second quarter earnings because of rising the company's operating costs. Nike recently signed golf sensation Tiger Woods to a multimillion dollar endorsement contract and also opened a new NikeTown store.

     The basic industry sector was a source of value added. This can be attributed to Putnam's strict growth criterion steering the Portfolio away from the area's worst performing industries. The Portfolio had essentially no exposure to specialty chemical and/or forest product stocks which were both generally weak due to poor prospects for earnings growth. Finance stocks within the Portfolio were particularly strong returning about 15% as a group. This sector was led by money center banks such as BankAmerica and Citicorp which both outperformed. These issues continue to benefit from stronger than anticipated earnings and the positive sentiment created by declining interest rates.

                            EQUITY GROWTH PORTFOLIO

     Growth Fund investing, as measured by the Lipper Growth Fund Index, finished the year strongly with a fourth quarter total return of 5.8%. This brings performance for all of 1996 to 17.5%. This performance is generally in line with the 19.5% average return for equity funds tracked by Lipper, and is well ahead of the average fixed income return of 4.7%. Moreover, annual results were quite good relative to historical standards as calendar year returns for the Growth Fund Index of better than 17% had occurred only twelve times since 1970. Some of the catalysts which propelled the equity markets to record highs in the fourth quarter were declining interest rates, corporate profits generally exceeding expectations, and mutual funds continuing to receive large cash flows from investors.

     Fourth quarter performance of the Growth Portfolio was most influenced by the technology and consumer cyclical sectors. Technology was a source of value added due to sector emphasis. Throughout the period, the Portfolio maintained a relatively high weighting in this group, which generally outperformed. S&P 500 technology stocks returned about 13%, as investors, uncertain about the state of the economy, focused on this group whose secular growth prospects still seem relatively strong. Microsoft and 3Com were two of the Portfolio's best performers in this sector. Microsoft, which had exhibited tremendous relative strength all year, rallied an additional 25% in the fourth quarter due to stronger than anticipated earnings. 3Com advanced about 22% after the company stated that they expect increasing profit margins and sales growth for the next few quarters.

     The consumer cyclical sector of the Portfolio detracted from total return from both sector allocation and stock selection perspectives. S&P 500 cyclical stocks returned only 1.6% for the quarter and were among the broad market's worst performing groups. This proved somewhat troublesome for the Portfolio, which maintained a healthy allocation to the sector. In addition, company specific news, particularly in the specialty

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

retailing area, caused some issues to decline. Lowe's shares fell after the home improvement retailer said fourth quarter earnings would fall below analysts' expectations. CompUSA was hurt by slow sales growth for the quarter. Management cited a shorter Christmas shopping season and consumer anticipation of new products as key factors.

                            SPECIAL EQUITY PORTFOLIO

     As the famous Hall of Fame catcher Yogi Berra once said, "It's deja-vu all over again." There couldn't have been a more fitting phrase to summarize the performance of small company stocks relative to their brethren large company stocks, in 1996. The Russell 2000 Index, a small company index, returned 16.5%, while the S&P 500 Index, a measure of large company stocks, returned 23.3%, bettering the performance of small company stocks for the third consecutive year. The relative underperformance of the small company stocks is largely attributable to investors flocking to the comfort of more liquid, blue chip names, due to uncertainty about the economy, interest rates, earnings, and to relatively high valuations in the market. This frenzy for large company stocks is not uncommon in late cycles of a bull market.

     Despite this, 1996 was another year in which the Special Equity Portfolio demonstrated superior results versus its benchmark, the Russell 2000 Index. More impressive was the Portfolio's ability to post a return comparable to the S&P 500 Index. The multiple manager approach utilized within the Portfolio continues to provide superior results, while reducing the risks associated with this style of investing.

     During the fourth quarter, the Portfolio was helped by the consumer cyclical sector, while the industrial and basic industry sectors were primary detractors. The consumer cyclical sector's outperformance was largely associated with the Portfolio's exposure to air transportation, publishing and the trucking stocks, with returns of approximately 11.7%, 12.5%, and 6.8%, respectively. The air freight companies did well as volume either matched or exceeded investors expected levels. The trucking and publishing stocks benefited from generally strong earnings reports.

     The largest detractor to performance was the industrial sector, led by capital equipment, multiple industry and metal fabrication stocks. There was no common underlying theme for this sector's performance as much as issues specific to certain companies.

     The basic industry sector's underperformance was linked to lackluster levels of demand and a slowing global economic environment. The latter has made it nearly impossible to raise prices on products that companies manufacture. Moreover, the cost of materials needed to manufacture products, such as energy, have increased, causing profit margins to decline.

                          AGGRESSIVE EQUITY PORTFOLIO

     The fourth quarter proved turbulent for Aggressive Equity investors, as the benchmark Russell 2000 Growth Index posted a .3% gain. October set the tone for the quarter. Growth investors experienced broad losses largely due to investors favoring more liquid, less volatile securities. Although November was more profitable for Aggressive Equity investors, with positive returns, the trend continued toward brand name blue chip issues, where returns were more favorable. Growth oriented investors experienced a mediocre December, as the Russell 2000 Growth Index posted a gain of 2% for the final month of the year. Aggressive Equity investments underperformed the benchmark for the quarter.

     The Aggressive Equity Portfolio remained heavily weighted in technology, and therefore did not partake in the gains of energy, the hottest sector of the Russell 2000 Growth Index for the quarter. The Portfolio's technology issues had mixed returns, with some stocks experiencing broad losses. Cascade Communications, which makes equipment that links and routes phone calls within computer networks, could not sustain blistering 1996 growth through the fourth quarter, as the company announced lower than expected revenue. Sun Microsystems, a supplier of high-performance workstations, received intense pressure from rivals in the workstation market. Sun was prompted to slash prices, draining profits and gross margins.

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

     Although Aggressive Equity investors generally underperformed in the quarter, several issues in the Portfolio managed to enjoy significant gains because investors favored issues with larger market capitalizations. Stocks of larger companies are perceived as being more liquid in today's volatile market. Intel Corp. posted big gains for the Portfolio over the quarter, as technology analysts expect increased earnings in 1997. The semiconductor company's earnings are poised for large gains because many corporate customers are planning upgrades. Dell Computer Corp. has already benefited from increased corporate demand. Revenue jumped 42%, helped in part by an 80% increase in notebook computer sales. Microsoft was also included in the list of large cap performers as it expects to increase spending on research and development six-fold in 1997, creating the world's largest computer science lab. The software leader will continue to develop new internet products including technology for letting people make video phone calls using the Internet.

     The Portfolio also enjoyed strong performance from pharmaceutical companies in the consumer non-cyclical sector. In a quest to reduce costs, many managed health-care companies are recommending more use of medications. The expectation is to avoid expensive surgery or long-term care by solving a medical problem earlier through medication. Bristol-Myers Squibb, producing drugs to treat cholesterol, and Pfizer, producing drugs to combat depression, enjoyed strong fourth quarter performance. Pharmaceutical companies also rallied in response to November's election results, where a Republican controlled Congress has dimmed prospects for any efforts by President Clinton for health care reform in his second term.

                         INTERNATIONAL EQUITY PORTFOLIO

     U.S. investors in foreign markets experienced lackluster yet positive returns as 1996 came to a close, with the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) Index up 1.7% for the final quarter of the year. Of the 22 countries which make up the Index, 20 had positive returns as measured in U.S. dollars, and all but one were positive when viewed in terms of local currency. Spain, Norway and Finland led the way while Japan trailed, posting its second negative 1996 quarterly return.

     Japanese market losses were intensified by an 11.1% depreciation of the yen. This depreciation, together with an easing monetary policy and a good economic rebound for the country, should have helped boost Japan's stock market over the past year. However, overriding factors caused Japanese returns to falter. Among these were lagging profit growth, sluggish economic and corporate restructuring, and concern in the markets over a tighter fiscal policy in the new year as the government moves to repair the worst fiscal deficit of the major industrial countries. On a prospective basis, although Japan's prospects currently appear dim, this is one country whose markets can gain if and when interest rates rise since such a trend will signal a powerful economic recovery.

     In Europe, the news over the past year has been dominated by the European Union's execution of strategies that will eventually bring about a single currency for all. Specifically, the emphasis was on "convergence" -- narrowing the gap in interest rates among the 15 member countries. The goal is for the Italian lira, for example, to be no different than Germany's deutsche mark by the year 2000. A side effect of convergence measures was a huge bond market rally across the Continent as rates fell, with stock markets consequently posting healthy gains. Another overriding trend in Europe is the beginning of American-style corporate restructuring. This is unfamiliar territory for traditionally paternalistic European corporations. However, underperforming businesses should benefit as companies opt to enhance shareholder value by aggressively cutting costs.

     Looking forward, it is possible that Alan Greenspan's question about "irrational exuberance" as applied to the U.S. market could also be relevant to most of the developed markets outside Japan. There are signs that European economies are finally emerging from two sluggish years with low inflation and monetary authorities therefore unlikely to hike interest rates. Looming over the Continent is the threat of a U.S. market correction should the Federal Reserve elect to tighten monetary policy. Whenever U.S. market returns faltered last year in the face of a possible Fed tightening, Europe's markets also stumbled.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                             INTERMEDIATE    GOVERNMENT/
                                  MONEY           HIGH        GOVERNMENT      CORPORATE                       EQUITY
                                  MARKET      QUALITY BOND       BOND            BOND         BALANCED        INCOME
                               ------------   ------------   -------------   ------------   ------------   ------------
ASSETS:
Securities, at cost..........  $185,029,634   $194,090,614   $ 118,789,459   $323,055,033   $273,163,752   $760,718,204
                               ============   ============    ============   ============   ============   ============
Securities, at market........  $185,029,634   $194,122,807   $ 118,462,438   $328,052,630   $291,482,580   $989,350,281
Repurchase agreement, at
 value.......................            --      4,346,634          35,994         52,064      2,456,326         26,914
Cash.........................        55,534             --         272,437             --             --         24,843
Foreign currency holdings, at
 value (cost $612)...........
Receivable for securities
 sold........................            --        110,127              --             --             --        452,910
Receivable for foreign
 currency forward
 contracts...................            --             --              --             --             --             --
Interest receivable..........           193      2,226,143         959,953      4,696,158      1,413,326            105
Dividends receivable.........            --             --              --             --        241,387      1,843,283
Receivable from securities
 lending.....................            --            170           4,044             --             --             --
Reimbursement from advisor...            --             --           4,884             --         14,213          1,087
                               ------------   ------------    ------------   ------------   ------------   ------------
         Total assets........   185,085,361    200,805,881     119,739,750    332,800,852    295,607,832    991,699,423
                               ------------   ------------    ------------   ------------   ------------   ------------
LIABILITIES:
Deposit for securities
 loaned......................            --      3,417,000      16,628,750      9,969,600     30,543,450     30,492,400
Payable for securities
 loaned......................            --             --              --         19,264         16,667         10,038
Payable for securities
 purchased...................            --             --              --             --             --      3,890,433
Payable for foreign currency
 forward contracts...........            --             --              --             --             --             --
Payable to advisor...........         7,901         12,209              --          2,904             --             --
Accrued expenses:
 Investment advisory fees....        43,277         63,279          34,105         98,085        106,456        385,563
 Custody fees................         3,324             --              --         17,404         12,056         55,314
 Professional fees...........        15,038         14,999          13,080         13,254         14,451         28,996
 Reports to shareholders.....         1,323          1,360             633          1,501          1,619          6,120
 Miscellaneous fees..........         2,244          2,371           3,302          2,823          3,294          9,890
                               ------------   ------------    ------------   ------------   ------------   ------------
         Total liabilities...        73,107      3,511,218      16,679,870     10,124,835     30,697,993     34,878,754
                               ------------   ------------    ------------   ------------   ------------   ------------
         NET ASSETS..........  $185,012,254   $197,294,663   $ 103,059,880   $322,676,017   $264,909,839   $956,820,669
                               ============   ============    ============   ============   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital.............  $185,012,254   $197,262,470   $ 103,386,901   $317,678,420   $246,591,011   $728,188,592
 Net unrealized appreciation
   (depreciation) on
   securities................            --         32,193        (327,021)     4,997,597     18,318,828    228,632,077
 Net unrealized appreciation
   on translation of assets
   and liabilities in foreign
   currencies................            --             --              --             --             --             --
                               ------------   ------------    ------------   ------------   ------------   ------------
         NET ASSETS..........  $185,012,254   $197,294,663   $ 103,059,880   $322,676,017   $264,909,839   $956,820,669
                               ============   ============    ============   ============   ============   ============

                       See notes to financial statements.

        EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         VALUE         INCOME         GROWTH         EQUITY        EQUITY         BOND           EQUITY
      -----------   ------------   ------------   ------------   -----------   -----------   --------------
      $26,959,909   $192,911,663   $276,480,203   $446,828,750   $14,563,091   $12,969,120    $ 126,340,686
      ===========   ============   ============   ============   ===========   ===========     ============
      $28,527,741   $214,948,333   $290,199,537   $524,487,533   $14,798,550   $13,341,450    $ 138,412,521
        1,693,498      6,969,777      6,063,591     44,826,526     1,393,598     1,751,451        8,711,664
               --             --             --             --            --            --               --
                                                                                                        597
           45,355             --      3,678,252      1,702,254            --            --          600,679
               --             --             --             --            --            --          425,249
               --             --            120             --            --       306,105           37,258
           54,436        256,354        213,394        330,003           200            --          346,211
               --          5,282         23,099          5,466            --            --               --
           25,881             --             --        271,382        13,002         5,118           14,632
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
       30,346,911    222,179,746    300,177,993    571,623,164    16,205,350    15,404,124      148,548,811
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
               --     13,875,100             --     54,293,050            --            --               --
               --             --             --             --            --            --               --
        1,257,288        536,120        859,543      9,382,748       679,437            --          132,503
               --             --             --             --            --            --           74,068
               --          7,664         10,867             --            --            --               --
           14,349        114,836        156,083        629,284        13,188         7,137           95,010
           21,977         16,805          5,450         27,902        14,270           114           33,450
           10,996         12,433         13,515         14,293        10,838        16,648           21,121
              189          1,420          1,552          6,574            86           121              152
            8,599          2,942          3,297          5,070         8,401         7,418            7,610
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
        1,313,398     14,567,320      1,050,307     64,358,921       726,220        31,438          363,914
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
      $29,033,513   $207,612,426   $299,127,686   $507,264,243   $15,479,130   $15,372,686    $ 148,184,897
      ===========   ============   ============   ============   ===========   ===========     ============
      $27,465,681   $185,575,756   $285,408,352   $429,605,460   $15,243,671   $15,000,356    $ 135,763,072
        1,567,832     22,036,670     13,719,334     77,658,783       235,459       372,330       12,071,835
               --             --             --             --            --            --          349,990
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
      $29,033,513   $207,612,426   $299,127,686   $507,264,243   $15,479,130   $15,372,686    $ 148,184,897
      ===========   ============   ============   ============   ===========   ===========     ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                INTERMEDIATE   GOVERNMENT/
                                      MONEY          HIGH        GOVERNMENT     CORPORATE                      EQUITY
                                      MARKET     QUALITY BOND       BOND           BOND        BALANCED        INCOME
                                    ----------   ------------   ------------   ------------   -----------   ------------
Investment income:
  Dividend income.................. $       --   $        --    $         --   $         --   $ 2,558,348   $ 24,105,695
  Less withholding tax.............         --            --              --             --        29,310         27,363
  Interest income..................  9,760,937    11,653,443       5,846,155     23,444,967     6,061,234      5,661,475
                                    -----------  -----------    ------------   ------------   ------------  ------------
         Total income..............  9,760,937    11,653,443       5,846,155     23,444,967     8,590,272     29,739,807
                                    -----------  -----------    ------------   ------------   ------------  ------------
Expenses:
  Investment advisory fees.........    445,832       627,049         340,989      1,232,524       995,489      3,895,211
  Custody fees.....................     45,297        39,474          34,276         85,984        62,393        186,413
  Professional fees................     22,338        23,564          20,891         22,528        23,323         44,998
  Reports to shareholders..........      2,148         2,272           1,125          3,396         2,845         10,746
  Miscellaneous fees...............     17,525        17,715          17,480         19,438        18,592         30,709
                                    -----------  -----------    ------------   ------------   ------------  ------------
         Total expenses............    533,140       710,074         414,761      1,363,870     1,102,642      4,168,077
Expenses waived by the investment
  advisor..........................        680            --          27,685             --            --             --
                                    -----------  -----------    ------------   ------------   ------------  ------------
         Net expenses..............    532,460       710,074         387,076      1,363,870     1,102,642      4,168,077
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net investment income (loss).......  9,228,477    10,943,369       5,459,079     22,081,097     7,487,630     25,571,730
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies:
  Net realized gains (losses) on
    securities.....................     (8,786)      (34,374)       (586,993)      (913,114)   23,946,320     39,593,303
  Net realized gains on foreign
    currency transactions..........         --            --              --             --            --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities.....................         --    (1,571,971)     (1,394,326)   (11,013,287)    3,998,704     83,552,175
  Net change in unrealized
    appreciation on translation of
    assets and liabilities in
    foreign currencies.............         --            --              --             --            --             --
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies...............     (8,786)   (1,606,345)     (1,981,319)   (11,926,401)   27,945,024    123,145,478
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net increase in net assets
  resulting from operations........ $9,219,691   $ 9,337,024    $  3,477,760   $ 10,154,696   $35,432,654   $148,717,208
                                    ===========  ===========    ============   ============   ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

       EQUITY      GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
       VALUE*       INCOME        GROWTH        EQUITY       EQUITY*        BOND         EQUITY
     ----------   -----------   -----------   -----------   ----------   ----------   -------------
     $  288,192   $ 2,447,876   $   800,318   $ 2,576,979    $  7,542    $       --    $  1,933,704
             --        11,760            --         7,724          --            --         193,860
         41,011       480,282       596,092     1,850,409      19,676       983,639         421,402
     -----------  ------------  -----------   -----------    --------    ----------    ------------
        329,203     2,916,398     1,396,410     4,419,664      27,218       983,639       2,161,246
     -----------  ------------  -----------   -----------    --------    ----------    ------------

         84,055     1,052,349     1,730,632     3,255,893      95,060        60,742         799,760
         41,576        84,559        55,663       194,409      28,524        43,101         185,048
         17,932        21,706        22,507        25,638      17,734        18,462          25,981
            305         2,444         3,022         9,078         164           150           1,542
         14,699        17,978        18,845        21,673      14,482        15,131          16,596
     -----------  ------------  -----------   -----------    --------    ----------    ------------
        158,567     1,179,036     1,830,669     3,506,691     155,964       137,586       1,028,927

         70,088        39,117         1,462        47,350      57,964        72,277          69,256
     -----------  ------------  -----------   -----------    --------    ----------    ------------
         88,479     1,139,919     1,829,207     3,459,341      98,000        65,309         959,671
     -----------  ------------  -----------   -----------    --------    ----------    ------------
        240,724     1,776,479      (432,797)      960,323     (70,782)      918,330       1,201,575
     -----------  ------------  -----------   -----------    --------    ----------    ------------


        910,307    16,329,122    64,682,669    55,282,281     594,156       (43,340)      2,640,559

             --            --            --            --          --            --         478,445

      1,567,832    13,845,816   (25,830,434)   32,173,450     235,459       210,284      10,896,919

             --            --            --            --          --            --         190,167
     -----------  ------------  -----------   -----------    --------    ----------    ------------

      2,478,139    30,174,938    38,852,235    87,455,731     829,615       166,944      14,206,090
     -----------  ------------  -----------   -----------    --------    ----------    ------------
     $2,718,863   $31,951,417   $38,419,438   $88,416,054    $758,833    $1,085,274    $ 15,407,665
     ===========  ============  ===========   ===========   ===========  ============  ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            INTERMEDIATE   GOVERNMENT/
                                                   MONEY          HIGH       GOVERNMENT     CORPORATE
                                                   MARKET     QUALITY BOND      BOND           BOND        BALANCED
                                                ------------  ------------  -------------  ------------  ------------
From operations:
  Net investment income (loss)................. $  9,228,477  $ 10,943,369  $   5,459,079  $ 22,081,097  $  7,487,630
  Net realized gains (losses) on securities....       (8,786)      (34,374)      (586,993)     (913,114)   23,946,320
  Net realized gains on foreign currency
    transactions...............................           --            --             --            --            --
  Net change in unrealized appreciation
    (depreciation) on securities...............           --    (1,571,971)    (1,394,326)  (11,013,287)    3,998,704
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.........................           --            --             --            --            --
                                                ------------  ------------   ------------  ------------  ------------
  Net increase in net assets resulting from
    operations.................................    9,219,691     9,337,024      3,477,760    10,154,696    35,432,654
                                                ------------  ------------   ------------  ------------  ------------
From capital transactions:
  Proceeds from capital invested...............  574,726,828   132,353,083     50,100,883   107,972,231   106,232,881
  Value of capital withdrawn...................  540,572,513   116,921,547     36,510,377   131,990,320    43,788,651
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from capital transactions....................   34,154,315    15,431,536     13,590,506   (24,018,089)   62,444,230
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets..........   43,374,006    24,768,560     17,068,266   (13,863,393)   97,876,884
Net assets:
  Beginning of year............................  141,638,248   172,526,103     85,991,614   336,539,410   167,032,955
                                                ------------  ------------   ------------  ------------  ------------
  End of year.................................. $185,012,254  $197,294,663  $ 103,059,880  $322,676,017  $264,909,839
                                                ============  ============   ============  ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

        EQUITY       EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
        INCOME       VALUE*        INCOME        GROWTH         EQUITY       EQUITY*       BOND         EQUITY
     ------------  -----------  ------------  ------------   ------------  -----------  -----------  -------------
     $ 25,571,730  $   240,724  $  1,776,479  $   (432,797)  $    960,323  $   (70,782)     918,330  $   1,201,575
       39,593,303      910,307    16,329,122    64,682,669     55,282,281      594,156      (43,340)     2,640,559
               --           --            --            --             --           --           --        478,445
       83,552,175    1,567,832    13,845,816   (25,830,434)    32,173,450      235,459      210,284     10,896,919
               --           --            --            --             --           --           --        190,167
     ------------  -----------  ------------  ------------    -----------  ------------ ------------  ------------
      148,717,208    2,718,863    31,951,417    38,419,438     88,416,054      758,833    1,085,274     15,407,665
     ------------  -----------  ------------  ------------    -----------  ------------ ------------  ------------
      293,027,464   28,849,346   146,312,325   136,832,312    247,735,078   20,875,494    7,896,234     77,505,278
      249,226,533    2,534,696    95,463,047    98,486,454    144,345,114    6,155,197    2,606,417     28,174,361
     ------------  -----------  ------------  ------------    -----------  ------------ ------------  ------------
       43,800,931   26,314,650    50,849,278    38,345,858    103,389,964   14,720,297    5,289,817     49,330,917
     ------------  -----------  ------------  ------------    -----------  ------------ ------------  ------------
      192,518,139   29,033,513    82,800,695    76,765,296    191,806,018   15,479,130    6,375,091     64,738,582
      764,302,530           --   124,811,731   222,362,390    315,458,225           --    8,997,595     83,446,315
     ------------  -----------  ------------  ------------    -----------  ------------ ------------  ------------
     $956,820,669  $29,033,513  $207,612,426  $299,127,686   $507,264,243  $15,479,130  $15,372,686  $ 148,184,897
     ============  ===========  ============  ============    ===========  ============ ============ =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                     INTERMEDIATE      GOVERNMENT/
                                                      MONEY             HIGH          GOVERNMENT        CORPORATE
                                                      MARKET        QUALITY BOND         BOND              BOND
                                                   ------------     ------------     -------------     ------------
From operations:
  Net investment income........................    $  8,949,654     $  9,914,104     $   4,558,386     $ 18,181,947
  Net realized gains (losses) on securities....          (4,226)        (634,835)          379,479        1,365,500
  Net realized (losses) on foreign currency
    transactions...............................              --               --                --               --
  Net change in unrealized appreciation on
    securities.................................              --        7,048,911         5,777,385       29,472,541
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.........................              --               --                --               --
                                                   ------------     ------------      ------------     ------------
  Net increase in net assets resulting from
    operations.................................       8,945,428       16,328,180        10,715,250       49,019,988
                                                   ------------     ------------      ------------     ------------
From capital transactions:
  Proceeds from capital invested...............     393,166,782      141,659,639        38,046,469      151,446,357
  Value of capital withdrawn...................     421,983,754      129,457,932        49,408,845      110,912,327
                                                   ------------     ------------      ------------     ------------
Net increase (decrease) in net assets resulting
  from capital transactions....................     (28,816,972)      12,201,707       (11,362,376)      40,534,030
                                                   ------------     ------------      ------------     ------------
Net increase (decrease) in net assets..........     (19,871,544)      28,529,887          (647,126)      89,554,018
Net assets:
  Beginning of year............................     161,509,792      143,996,216        86,638,740      246,985,392
                                                   ------------     ------------      ------------     ------------
  End of year..................................    $141,638,248     $172,526,103     $  85,991,614     $336,539,410
                                                   ============     ============      ============     ============

---------------

 * Commencement of operations, August 22, 1995
** Commencement of operations, September 29, 1995

                       See notes to financial statements.

                            EQUITY          GROWTH &          EQUITY          SPECIAL        HIGH YIELD     INTERNATIONAL
          BALANCED          INCOME           INCOME           GROWTH           EQUITY          BOND*          EQUITY**
        ------------     ------------     ------------     ------------     ------------     ----------     -------------
        $  5,658,158     $ 21,635,258     $  1,556,678     $    868,631     $    763,542     $  223,398     $     102,394
          11,609,960        9,847,566       19,009,812        4,768,375       45,159,729          6,659            16,793
                  --               --               --               --               --             --            (8,241)
          17,788,835      158,219,366        9,319,254       24,304,762       40,748,255        162,046         1,174,916
                  --               --               --               --               --             --           159,823
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          35,056,953      189,702,190       29,885,744       29,941,768       86,671,526        392,103         1,445,685
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          80,590,418      231,491,356       93,751,429       93,276,744      113,103,544      9,081,530        86,991,521
          74,123,531      245,585,114       93,408,742       49,673,952      101,988,710        476,038         4,990,891
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
           6,466,887      (14,093,758)         342,687       43,602,792       11,114,834      8,605,492        82,000,630
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          41,523,840      175,608,432       30,228,431       73,544,560       97,786,360      8,997,595        83,446,315
         125,509,115      588,694,098       94,583,300      148,817,830      217,671,865             --                --
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
        $167,032,955     $764,302,530     $124,811,731     $222,362,390     $315,458,225     $8,997,595     $  83,446,315
        ============     ============     ============     ============        =========     ==========      ============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

PRINCIPAL                                                                     VALUE
----------                                                                 ------------
             COMMERCIAL PAPER
$6,200,000   American Express Credit Corp., 5.30%, 02/28/97..............  $  6,147,057
 2,000,000   Avco Financial Services Inc. -- Canada, 5.34%, 01/21/97.....     1,994,067
   700,000   Avco Financial Services Inc. -- Canada, 5.32%, 01/23/97.....       697,724
 6,500,000   Avco Financial Services Inc. -- Canada, 5.52%, 04/04/97.....     6,407,310
 1,500,000   Banc One Corp., 5.46%, 01/06/97.............................     1,498,863
 4,000,000   Banco Real S.A., 5.36%, 04/21/97............................     3,934,489
 5,500,000   Bank of New York, 5.30%, 01/10/97...........................     5,492,712
 1,000,000   Bank of New York, 5.45%, 01/15/97...........................       997,881
 7,800,000   Bell South Telecommunications Inc., 5.40%, 02/04/97.........     7,760,220
 8,000,000   Chevron Transport Corp., 5.32%, 01/16/97....................     7,982,266
   400,000   CIT Group Holdings Inc., 5.48%, 01/31/97....................       398,173
 1,000,000   Conagra Inc., 6.20%, 01/07/97...............................       998,967
 3,300,000   Cooperative Finance Corp., 5.50%, 02/14/97..................     3,277,817
 4,700,000   Du Pont (E.I.) de Nemours, 5.30%, 01/27/97..................     4,686,161
 1,485,000   Enterprise Funding Corp., 5.50%, 01/06/97...................     1,483,866
   300,000   Enterprise Funding Corp., 5.77%, 01/07/97...................       299,711
 2,800,000   Enterprise Funding Corp., 5.77%, 01/09/97...................     2,796,410
 3,000,000   Ford Motor Credit Corp., 5.30%, 01/08/97....................     2,996,909
 4,400,000   Ford Motor Credit Corp., 5.32%, 02/03/97....................     4,378,542
 3,900,000   General Electric Capital Corp., 5.40%, 01/03/97.............     3,898,830
 2,700,000   General Electric Capital Corp., 5.41%, 01/09/97.............     2,696,754
 1,700,000   General Electric Capital Corp., 5.32%, 01/28/97.............     1,693,217
   500,000   General Motors Acceptance Corp., 5.42%, 01/24/97............       498,269
 8,000,000   General Motors Acceptance Corp., 5.33%, 02/05/97............     7,958,544
 6,600,000   Goldman Sachs Group, L.P., 5.37%, 01/14/97..................     6,587,202
   700,000   Heller Financial Inc., 5.70%, 01/15/97......................       698,448
   100,000   Household Finance Corp., 5.45%, 01/14/97....................        99,803
 2,300,000   Household Finance Corp., 5.31%, 01/17/97....................     2,294,572
 8,000,000   Lucent Technologies, Inc., 5.28%, 01/28/97..................     7,968,320
 1,900,000   Merrill Lynch and Company, Inc., 5.44%, 01/21/97............     1,894,258
 6,000,000   Merrill Lynch and Company, Inc., 5.34%, 01/27/97............     5,976,860
 1,000,000   National Westminster Bank, 5.37%, 02/28/97..................       991,349
 6,600,000   Norwest Corp., 5.40%, 01/09/97..............................     6,592,080
 3,000,000   Paccar Financial Company, 5.44%, 01/03/97...................     2,999,093
 1,800,000   Penney (JC) Funding Company, 5.30%, 01/30/97................     1,792,315
 8,500,000   Philip Morris Companies, 5.30%, 01/14/97....................     8,483,732
 1,700,000   Quebec Province, 5.30%, 01/23/97............................     1,694,494
 5,000,000   Royal Bank Of Canada, 5.40%, 01/15/97.......................     5,135,633
 1,800,000   Sanwa Business Credit, 5.58%, 01/16/97......................     1,795,815

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSSETS
----------                                                                 ------------   -------
             COMMERCIAL PAPER (CONTINUED)
$6,200,000   Sears Roebuck Acceptance Corp., 5.34%, 02/06/97.............  $  6,166,892
 2,800,000   Toronto Dominion Bank, 5.40%, 01/09/97......................     2,796,640
             Transamerica Commercial Finance -- Canada, 5.33%,
 2,000,000   01/13/97....................................................     1,996,447
             Transamerica Commercial Finance -- Canada, 5.43%,
 4,500,000   01/13/97....................................................     4,491,855
                                                                           ------------
             TOTAL COMMERCIAL PAPER (Cost $151,430,567)..................   151,430,567     81.85%
                                                                           ------------
             CERTIFICATES OF DEPOSIT
 5,300,000   Bank of Nova Scotia, 5.50%, 01/03/97........................     5,374,494
             Capital One Funding Corp., Floating Rate, 5.84%,
 5,900,000   01/02/97+...................................................     5,926,388
 7,000,000   JP Morgan, 5.52%, 01/06/97..................................     7,132,509
 9,000,000   Mellon Bank Corp., 5.40%, 02/07/97..........................     9,112,050
                                                                           ------------
             TOTAL CERTIFICATES OF DEPOSIT (Cost $27,545,441)............    27,545,441     14.89%
                                                                           ------------
             US GOVERNMENT AGENCY SECURITIES
 6,000,000   Federal Home Loan Bank, 5.85%, 11/6/97 (Cost $6,053,626)....     6,053,626      3.27%
                                                                           ------------   -------
             Total Investments (Cost $185,029,634).......................   185,029,634    100.01%
             Other assets less liabilities...............................       (17,380)    (0.01)%
                                                                           ------------   -------
             NET ASSETS..................................................  $185,012,254    100.00%
                                                                           ============   =======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996, is $185,029,634.
---------------

+ This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1996.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             CORPORATE BONDS AND NOTES
             BANKS
$2,000,000   Banque Nationale de Paris, 9.875%, 05/25/98.................  $  2,080,574
 1,000,000   European Investment Bank, 6.60%, 05/15/97...................     1,004,234
 8,000,000   First Omni Bank, Series 96, Class A, 6.65%, 09/15/03........     8,082,400
 2,467,079   Fleet Finance, Series 90-1, 6.70%, 01/15/06.................     2,470,827
 1,402,778   Fleet Finance, Series 91-A, 8.45%, 4/15/06..................     1,425,770
 3,000,000   Korea Development Bank, 7.73%, 05/05/97.....................     3,021,447
 2,905,000   Korea Development Bank, 9.25%, 06/15/98.....................     3,022,769
 1,260,000   Korea Development Bank, 7.90%, 02/01/02.....................     1,316,311
    40,040   Shawmut REMIC Trust, 6.40%, 03/15/07........................        39,814
 7,634,344   Union Acceptance Corp., 6.40%, 10/10/02.....................     7,676,944
 1,424,122   Western Finance Grantor Trust, 4.60%, 04/01/99..............     1,416,574
 2,625,433   Western Finance Grantor Trust, 5.875%, 03/01/02.............     2,623,831
                                                                           ------------
             TOTAL BANKS.................................................    34,181,495     17.32%
                                                                           ------------
             BROKERAGE
 6,250,000   Bear Stearns & Company, 7.625%, 09/15/99....................     6,437,869
   725,000   Lehman Brothers, Inc., Medium -- Term Note, 6.08%,
               07/08/98..................................................       719,175
 5,000,000   Lehman Brothers, Inc., 7.625%, 08/01/98.....................     5,094,730
 1,520,000   Morgan Stanley, 8.875%, 10/15/01............................     1,654,830
                                                                           ------------
             TOTAL BROKERAGE.............................................    13,906,604      7.05%
                                                                           ------------
             FINANCE
 1,250,000   Associates Corp. of North America, 8.89%, 04/12/98..........     1,294,660
 2,000,000   Associates Corp. of North America, 6.46%, 09/18/00..........     1,999,264
 4,000,000   Associates Corp. of North America, 5.99%, 12/15/00..........     3,929,016
 1,000,000   Associates Corp. of North America, 6.01%, 02/07/03..........       965,662
 1,000,000   British Gas Finance, Inc., 8.75%, 09/15/98..................     1,029,497
 5,000,000   CARCO, Auto Loan Series 94-3, 8.125%, 10/15/99..............     5,084,375
 4,572,639   Chase Manhattan Auto Group Trust, 6.61%, 09/15/02...........     4,618,503
 2,309,349   Chemical Financial Acceptance Corp., 9.25%, 05/15/98........     2,396,984
   624,449   Chemical Financial Acceptance Corp. Grantor Trust, 9.40%,
               03/15/97..................................................       623,112
 1,000,000   Ford Motor Credit, 7.15%, 01/26/00..........................     1,019,421
 3,500,000   Ford Motor Credit, 5.99%, 02/27/01..........................     3,421,807
 4,000,000   Ford Motor Credit, 7.06%, 06/06/01..........................     4,063,560
 5,250,000   General Motors Acceptance Corp., 9.375%, 04/01/00...........     5,671,554
   531,888   General Motors Acceptance Corp. Grantor Trust, Series 95,
               Class A, 7.15%, 03/15/00..................................       538,058
   800,000   Government Export Trust, Series 93-2, 4.61%, 09/01/98.......       783,439
   459,978   Merrill Lynch Mortgage Investors, Inc., 10.10%, 11/15/07....       484,702

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             FINANCE (CONTINUED)
$  835,562   Merrill Lynch Mortgage Investors, Inc., 10.35%, 05/15/09....  $    910,307
   521,566   Merrill Lynch Mortgage Investors, Inc., 9.40%, 09/15/09.....       560,221
   948,338   Merrill Lynch Mortgage Investors, Inc., 9.00%, 07/15/11.....       974,123
 2,381,889   Navistar Finance, 6.55%, 11/20/01...........................     2,401,492
 1,000,000   Norwest Financial, 6.00%, 08/15/97..........................     1,001,604
 1,137,453   Pemex Exp Grantor Trust, 7.66%, 08/15/01....................     1,169,245
                                                                           ------------
             TOTAL FINANCE...............................................  44,940,606..     22.78%
                                                                           ------------
             PRIVATE ASSET BACKED: CONSTRUCTION
 5,507,243   Case Equipment Loan Trust, Series 1194-C, Class A2, 8.10%,
               06/15/01..................................................     5,618,599      2.85%
                                                                           ------------
             PRIVATE ASSET BACKED: CREDIT CARDS
 5,000,000   Discover Card Master Trust I, Series 93-2A, 5.40%,
               11/16/01..................................................     4,945,900
 2,540,000   First Chicago Master Trust, 6.25%, 08/15/99.................     2,545,486
 1,000,000   Household Affinity Credit Card Master Trust Fund, 7.00%,
               12/15/99..................................................     1,010,450
 1,000,000   Maryland Bank of North America Master Credit Card, 93-3
               Series A, 5.40%, 09/15/00.................................       989,090
 2,333,333   Private Label Credit Card, 7.15%, 06/20/01..................     2,340,847
 1,000,000   Signet Credit Card Master Trust, 5.20%, 02/15/02............       987,020
                                                                           ------------
             TOTAL PRIVATE ASSET BACKED: CREDIT CARDS....................    12,818,793      6.50%
                                                                           ------------
             PRIVATE ASSET BACKED: RECEIVABLES
 5,000,000   Capital Equipment Receivable Trust, Series 96-1, 6.28%,
               06/15/00..................................................     5,006,950
 4,760,030   Chevy Chase Auto Receivable Trust, 6.00%, 12/15/01..........     4,774,644
 4,187,174   Chevy Chase Auto Receivable Trust, 6.60%, 12/15/02..........     4,229,004
 5,000,000   First Sierra Receivables II, 6.85%, 06/10/03................     5,065,750
 2,966,406   IBM Credit Receivable Lease Asset Master Trust, Series
               93-1A, 4.55%, 11/15/00....................................     2,945,908
 1,065,204   IBM Credit Receivable Lease Asset Master Trust, 6.55%,
               07/16/01..................................................     1,073,662
 3,573,295   Toyota Auto Receivable Trust, Series 96-AA, 6.30%,
               07/20/01..................................................     3,594,413
                                                                           ------------
             TOTAL PRIVATE ASSET BACKED: RECEIVABLES.....................    26,690,331     13.53%
                                                                           ------------
             REAL ESTATE
   560,912   Daiwa Home Equity Loans, 7.875%, 11/25/19...................       559,840
 1,311,066   Fleet Financial Home Equity, 5.45%, 03/20/23................     1,309,021
 4,897,377   GE Home Equity Loan, Series 91-1 A, 7.20%, 09/15/11.........     4,951,200
   110,244   Security Pacific Home Equity Loan, Series 91-2, 8.10%,
               06/15/20..................................................       110,821

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             REAL ESTATE (CONTINUED)
$3,306,281   Travelers Mortgage, 12.00%, 03/01/14........................  $  3,812,823
    42,294   US Home Equity Loan, 9.25%, 01/15/21........................        42,206
   375,982   US Home Equity Loan, 8.50%, 04/15/21........................       380,700
                                                                           ------------
             TOTAL REAL ESTATE...........................................    11,166,611      5.66%
                                                                           ------------   -------
             TOTAL CORPORATE BONDS AND NOTES (Cost $148,701,242).........   149,323,039     75.69%
                                                                           ------------   -------
             US GOVERNMENT SECURITIES
 5,000,000   US Treasury Note, 6.25%, 07/31/98...........................     5,023,435
 5,000,000   US Treasury Note, 5.00%, 02/15/99(a)........................     4,907,810
                                                                           ------------
             TOTAL US GOVERNMENT SECURITIES (Cost $10,017,683)...........     9,931,245      5.03%
                                                                           ------------   -------
             US GOVERNMENT AGENCY SECURITIES
             FEDERAL HOME LOAN MORTGAGE CORP.
   691,004   Federal Home Loan Mortgage Corp., PL# 306816, 7.00%,
               01/01/18..................................................       690,913
 2,261,469   Federal Home Loan Mortgage Corp., PL# 850082, 9.00%,
               10/01/05..................................................     2,344,146
 1,147,984   Federal Home Loan Mortgage Corp., PL# D0677, 7.50%,
               03/01/08..................................................     1,168,589
   537,346   Federal Home Loan Mortgage Corp. REMIC, Series MH-1, 10.15%,
               04/15/06..................................................       537,930
   239,143   Federal Home Loan Mortgage Corp., PL# 273991, 6.50%,
               03/01/13..................................................       237,670
                                                                           ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE CORP.......................     4,979,248      2.52%
                                                                           ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
   275,541   Federal National Mortgage Association PL# 137455, 7.00%,
               04/01/04..................................................       277,053
   356,190   Federal National Mortgage Association PL# 6346, 6.75%,
               02/01/03..................................................       356,169
   659,259   Federal National Mortgage Association, 8.00%, 07/25/97......       660,828
                                                                           ------------
             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................     1,294,050      0.66%
                                                                           ------------
             OTHER AGENCIES
 2,550,000   Midstate Trust II, Series A3, 9.35%, 04/01/98...............     2,600,771
 1,810,333   Guaranteed Export Certificates, 4.813%, 12/15/98............     1,771,227
                                                                           ------------
             TOTAL OTHER AGENCIES........................................     4,371,998      2.22%
                                                                           ------------
             RESOLUTION TRUST CORP.
   552,039   Resolution Trust Corp., 7.00%, 02/15/04.....................       552,744
 3,145,438   Resolution Trust Corp., 7.92%, 08/25/21.....................     3,248,262
 1,802,949   Resolution Trust Corp., Variable Rate, 6.75%, 07/25/27......     1,801,994
                                                                           ------------
             TOTAL RESOLUTION TRUST CORP.................................     5,603,000      2.84%
                                                                           ------------   -------
             TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $16,324,670)....    16,248,296      8.24%
                                                                           ------------   -------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             FOREIGN GOVERNMENT OBLIGATIONS
$5,000,000   Hydro Quebec, 6.36%, 01/15/02...............................  $  4,914,920
 7,000,000   Province of Ontario, 7.375%, 01/27/03.......................     7,277,473
                                                                           ------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $12,619,185).....    12,192,393      6.18%
                                                                           ------------   -------
  SHARES
----------
             REGULATED INVESTMENT COMPANY
             MONEY MARKET FUND
 3,056,917   Merrimac Cash Fund -- Premium Class (Cost $3,056,917)(b)....     3,056,917     1.54%
                                                                           ------------   -------
PRINCIPAL
----------
             COMMERCIAL PAPER
$3,000,000   Sanwa Bank NY Branch, Floating Rate, 5.66%, 01/10/97 (Cost
               $3,010,336)...............................................     3,010,336     1.53%
                                                                           ------------   -------
             TIME DEPOSIT
   360,083   First National Bank of Boston, 7.10%, 01/02/97 (Cost
               $360,581) (b).............................................       360,581      0.18%
                                                                           ------------   -------
             TOTAL SECURITIES (Cost $194,090,614)........................   194,122,807     98.39%
                                                                           ------------   -------
             REPURCHASE AGREEMENT
 4,345,920   With Investors Bank & Trust, dated 12/31/96, 5.91%,
               repurchase proceeds at maturity $4,347,347, 01/02/97
               (Collateralized by Federal Home Loan Mortgage Corp., 7.76%
               due 02/01/24 with a value of $4,563,552) (Cost
               $4,346,634)...............................................     4,346,634      2.20%
                                                                           ------------   -------
             Total Investments (Cost $198,437,248).......................   198,469,441    100.59%
             Other assets less liabilities...............................    (1,174,778)    (0.59)%
                                                                           ------------   -------
             NET ASSETS..................................................  $197,294,663    100.00%
                                                                           ============   =======

     The aggregate cost of investments for federal income tax purposes at December 31,1996 is $198,437,248.
     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $  1,120,305
             Gross unrealized depreciation...............................    (1,088,112)
                                                                           ------------
             Net unrealized appreciation.................................  $     32,193
                                                                            ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              US GOVERNMENT SECURITIES
              US TREASURY NOTES
$ 3,000,000   US Treasury Note, 5.375%, 11/30/97.........................  $  2,985,000
  5,000,000   US Treasury Note, 5.875%, 04/30/98.........................     4,995,310
 10,000,000   US Treasury Note, 5.25%, 07/31/98..........................     9,900,000
  9,000,000   US Treasury Note, 6.375%, 05/15/99(a)......................     9,078,750
  5,000,000   US Treasury Note, 6.00%, 08/15/99..........................     4,998,435
  7,000,000   US Treasury Note, 7.75%, 12/31/99..........................     7,319,375
  2,500,000   US Treasury Note, 8.875%, 05/15/00.........................     2,710,155
  7,000,000   US Treasury Note, 6.25%, 10/31/01(a).......................     7,004,375
                                                                            -----------
              TOTAL US TREASURY NOTES....................................    48,991,400     47.54%
                                                                            -----------
              US TREASURY BOND
  8,000,000   US Treasury Bond, 5.625%, 06/30/97.........................     8,000,000      7.76%
                                                                            -----------     -----
              TOTAL US GOVERNMENT SECURITIES (Cost $57,230,452)..........    56,991,400     55.30%
                                                                            -----------     -----
              US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN BANK
  5,000,000   Federal Home Loan Bank, 6.34%, 03/19/01....................     4,946,765
  5,000,000   Federal Home Loan Bank, 7.39%, 08/22/01....................     5,198,920
                                                                            -----------
              TOTAL FEDERAL HOME LOAN BANK...............................    10,145,685      9.84%
                                                                            -----------
              FEDERAL HOME LOAN MORTGAGE CORP.
  3,000,000   Federal Home Loan Mortgage Corp. REMIC, Series 1574, 6.50%,
                02/15/21.................................................     2,937,210
  5,300,000   Federal Home Loan Mortgage Corp. REMIC, Series 1500, 7.00%,
                06/15/22.................................................     5,290,725
  1,363,393   Federal Home Loan Mortgage Corp. REMIC, Series 31, Floating
                Rate, 6.15%, 08/25/23....................................     1,361,177
  1,904,780   Federal Home Loan Mortgage Corp. REMIC, Series 1710, 6.00%,
                02/15/24.................................................     1,911,260
                                                                            -----------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................    11,500,372     11.16%
                                                                            -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
  2,000,000   Federal National Mortgage Association REMIC, Series 94-75,
                7.00%, 01/25/03..........................................     2,017,598
  3,000,000   Federal National Mortgage Association, 6.44%, 06/21/05.....     2,955,744
                                                                            -----------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................     4,973,342      4.83%
                                                                            -----------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                                -----

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

$     8,783   Government National Mortgage Association, PL# 209631,
                7.50%, 04/15/02..........................................  $      8,939
    470,733   Government National Mortgage Association, PL# 297619,
                7.50%, 09/15/07..........................................       479,118
    109,328   Government National Mortgage Association, PL# 322072,
                7.50%, 08/15/07..........................................       111,275
    547,610   Government National Mortgage Association, PL# 323189,
                7.50%, 08/15/07..........................................       557,364
     34,505   Government National Mortgage Association, PL# 328000,
                7.50%, 06/15/07..........................................        35,120
     12,346   Government National Mortgage Association, PL# 328084,
                7.50%, 07/15/07..........................................        12,566
    316,503   Government National Mortgage Association, PL# 328188,
                7.50%, 08/15/07..........................................       322,141
    527,747   Government National Mortgage Association, PL# 328192,
                7.50%, 08/15/07..........................................       537,148
    130,939   Government National Mortgage Association, PL# 328200,
                7.50%, 08/15/07..........................................       133,272
    536,364   Government National Mortgage Association, PL# 329060,
                7.50%, 08/15/07..........................................       545,917
    445,303   Government National Mortgage Association, PL# 332267,
                7.50%, 08/15/07..........................................       453,235
    453,340   Government National Mortgage Association, PL# 332704,
                7.50%, 09/15/07..........................................       461,415
     87,213   Government National Mortgage Association, PL# 333320,
                7.50%, 09/15/07..........................................        88,766
    464,022   Government National Mortgage Association, PL# 333709,
                7.50%, 09/15/07..........................................       472,287
     15,717   Government National Mortgage Association, PL# 335542,
                7.50%, 08/15/07..........................................        15,997
    318,774   Government National Mortgage Association, PL# 335995,
                7.50%, 08/15/07..........................................       324,452
    205,713   Government National Mortgage Association, PL# 369749,
                6.50%, 09/15/08..........................................       203,013
    293,660   Government National Mortgage Association, PL# 345975,
                6.50%, 10/15/08..........................................       289,806
    778,722   Government National Mortgage Association, PL# 374726,
                6.50%, 10/15/08..........................................       768,502
    365,943   Government National Mortgage Association, PL# 345973,
                6.50%, 11/15/08..........................................       361,140
    160,138   Government National Mortgage Association, PL# 363874,
                6.50%, 11/15/08..........................................       158,036
    615,184   Government National Mortgage Association, PL# 370448,
                6.50%, 11/15/08..........................................       607,110

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                                -----
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   672,566   Government National Mortgage Association, PL# 371094,
                6.50%, 11/15/08..........................................  $    663,739
    375,125   Government National Mortgage Association, PL# 366531,
                7.00%, 11/15/08..........................................       370,201
                                                                           ------------
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.............     7,980,559      7.74%
                                                                           ------------
              STUDENT LOAN MARKETING ASSOCIATION
  2,000,000   Student Loan Marketing Association, 6.52%, 9/26/00.........     1,999,918      1.94%
                                                                           ------------
              TENNESSEE VALLEY AUTHORITY
  2,500,000   Tennessee Valley Authority, 6.38%, 06/15/05................     2,452,840      2.38%
                                                                           ------------     -----
              TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $39,140,685)...    39,052,716     37.89%
                                                                           ------------     -----
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN MORTGAGE CORP.
    700,000   Federal Home Loan Mortgage Corp., 5.37%, 01/02/97..........       699,896
    300,000   Federal Home Loan Mortgage Corp., 5.25%, 01/03/97..........       299,912
    700,000   Federal Home Loan Mortgage Corp., 5.42%, 01/06/97..........       699,473
    400,000   Federal Home Loan Mortgage Corp., 5.70%, 01/07/97..........       399,620
    100,000   Federal Home Loan Mortgage Corp., 5.33%, 01/13/97..........        99,822
    100,000   Federal Home Loan Mortgage Corp., 5.21%, 01/16/97..........        99,783
                                                                           ------------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................     2,298,506      2.23%
                                                                           ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
  1,100,000   Federal National Mortgage Association, 5.21%, 01/17/97.....     1,097,453
  2,300,000   Federal National Mortgage Association, 5.20%, 01/24/97.....     2,292,359
    100,000   Federal National Mortgage Association, 5.34%, 03/21/97.....        98,828
                                                                           ------------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................     3,488,640      3.39%
                                                                           ------------     -----
              TOTAL SHORT TERM US GOVERNMENT AGENCY   (Cost $5,787,146)..     5,787,146      5.62%
                                                                           ------------     -----

     SHARES
-----------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
  2,874,644   Merrimac Cash Fund -- Premium Class (Cost $2,874,644)(b)...     2,874,644      2.79%
                                                                           ------------     -----
  PRINCIPAL
-----------
              COMMERCIAL PAPER
$ 4,000,000   Nomura Securities International, 7.20%, 04/23/97(b)........  $  4,000,703
  5,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....     5,000,873
                                                                           ------------
              TOTAL COMMERCIAL PAPER (Cost $9,001,576)...................     9,001,576      8.74%
                                                                           ------------     -----

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              TIME DEPOSITS
$ 1,754,106   First National Bank of Boston, 7.10%, 01/02/97(b)..........  $  1,754,422
  3,000,000   First Union National Bank of North Carolina, 6.25%,
                01/02/97(b)..............................................     3,000,534
                                                                            -----------
              TOTAL TIME DEPOSITS (Cost $4,754,956)......................     4,754,956      4.61%
                                                                           ------------    ------
              TOTAL SECURITIES (Cost $118,789,459).......................   118,462,438    114.95%
                                                                           ------------    ------
              REPURCHASE AGREEMENT
     35,988   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $36,000, 01/02/97
                (Collateralized by Federal Home Loan Mortgage Corp.,
                8.04%, due 01/01/23 with a value of $38,142) (Cost
                $35,994).................................................        35,994      0.03%
                                                                           ------------    ------
              Total Investments (Cost $118,825,453)......................   118,498,432    114.98%
              Other assets less liabilities..............................   (15,438,552)   (14.98)%
                                                                           ------------    ------
              NET ASSETS.................................................  $103,059,880    100.00%
                                                                           ============    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $118,825,453.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $    269,710
              Gross unrealized depreciation..............................      (596,731)
                                                                           ------------
              Net unrealized depreciation................................  $   (327,021)
                                                                            ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              US GOVERNMENT SECURITY
$ 5,000,000   US Treasury Note, 5.625%, 11/30/00 (cost $5,026,995).......  $  4,909,375      1.52%
                                                                             ----------     -----
              US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN MORTGAGE CORP.
    100,000   Federal Home Loan Mortgage Corp., 5.33%, 01/13/97..........        99,822
  5,000,000   Federal Home Loan Mortgage Corp., Series 1666, Class E,
                6.00%, 12/15/19..........................................     4,863,295
  3,641,150   Federal Home Loan Mortgage Corp., Series 1377, 7.27%,
                09/15/07.................................................     3,658,580
  4,090,178   Federal Home Loan Mortgage Corp., Series 31, 6.15%,
                08/25/23.................................................     4,083,531
  5,937,562   Federal Home Loan Mortgage Corp., Series 1710, 6.00%,
                02/15/24.................................................     5,957,761
    946,485   Federal Home Loan Mortgage Corp., PL# 413611 7.00%,
                01/15/26.................................................       926,075
    972,603   Federal Home Loan Mortgage Corp., PL# 292340 7.00%,
                02/15/26.................................................       951,630
    972,579   Federal Home Loan Mortgage Corp., PL# 373622 7.00%,
                03/15/26.................................................       951,607
    973,829   Federal Home Loan Mortgage Corp., PL# 373637 7.00%,
                03/15/26.................................................       952,829
                                                                             ----------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................    22,445,130      6.96%
                                                                             ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
    100,000   Federal National Mortgage Association, 5.24%, 01/03/97.....        99,972
 10,000,000   Federal National Mortgage Association, 6.25%, 10/28/98.....    10,000,000
  1,486,796   Federal National Mortgage Association REMIC Series
                1993-219, Class A, principal only, 08/25/23..............     1,427,633
    117,471   Federal National Conventional Loan, PL# 250510 7.00%,
                12/01/25.................................................       114,938
                                                                             ----------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................    11,642,543      3.61%
                                                                             ----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    973,450   Government National Mortgage Association, PL# 428420,
                7.00%, 04/15/26..........................................       952,459      0.30%
                                                                             ----------
              STUDENT LOAN MARKETING ASSOCIATION
  3,000,000   Student Loan Marketing Association, 6.52%, 09/26/00........     2,999,877
  5,000,000   Student Loan Marketing Association, Series 1996-2 A2,
                5.81%, 07/27/09..........................................     5,013,477
                                                                             ----------
              TOTAL STUDENT LOAN MARKETING ASSOCIATION...................     8,013,354      2.48%
                                                                             ----------     -----
              TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $42,859,031)...    43,053,486     13.35%
                                                                             ----------     -----
              CORPORATE BONDS AND NOTES
              AEROSPACE
  5,000,000   Boeing Company, 8.625%, 11/15/31...........................     5,871,180

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
$ 5,000,000   Lockheed Martin, 6.85%, 05/15/01...........................  $  5,046,625
  5,000,000   McDonnell Douglas, 6.875%, 11/01/06........................     4,978,790
                                                                             ----------
              TOTAL AEROSPACE............................................    15,896,595      4.93%
                                                                             ----------
              AUTOMOTIVE PRODUCTS
  4,000,000   BF Goodrich, 8.65%, 04/15/25...............................     4,524,285
  5,000,000   Ford Holdings, 9.375%, 03/01/20............................     5,999,350
  5,000,000   General Motors Corp., 8.80%, 03/01/21......................     5,762,785
  5,000,000   Universal Corp., 6.50%, 02/15/06...........................     4,720,805
                                                                             ----------
              TOTAL AUTOMOTIVE PRODUCTS..................................    21,007,225      6.51%
                                                                             ----------
              BANKS
  4,000,000   Bank of New York Company, 6.50%, 12/01/03..................     3,919,856
  5,000,000   BankAmerica Corp., 6.625%, 05/30/01........................     5,006,120
 10,000,000   Bankers Trust of New York, 6.75%, 10/03/01.................    10,015,770
  5,000,000   BT Trust, 7.75%, 12/01/26..................................     4,771,145
  5,000,000   Chase Manhattan Corp., 8.00%, 05/01/05.....................     5,041,800
  5,000,000   International Bank of Reconstruction & Development, 8.625%,
                10/15/16.................................................     5,777,130
  5,000,000   Midland Bank PLC, Floating Rate, 5.91%, 06/29/49...........     4,300,000
  5,000,000   Swiss Bank Corp., 7.75%, 09/01/26..........................     5,166,775
                                                                             ----------
              TOTAL BANKS................................................    43,998,596     13.64%
                                                                             ----------
              CONSUMER GOODS AND SERVICES
  5,200,000   Procter & Gamble, 9.36%, 01/01/21..........................     6,318,359
  5,000,000   RJR Nabisco, 8.75%, 04/15/04...............................     5,063,290
                                                                             ----------
              TOTAL CONSUMER GOODS AND SERVICES..........................    11,381,649      3.53%
                                                                             ----------
              FINANCE
 10,000,000   Associates Corp. N.A., 6.75%, 07/15/01.....................    10,048,680
  5,000,000   Capital Equipment Receivables Trust 96-1 Class B, 6.57%,
                03/15/01(a)..............................................     5,009,100
 10,000,000   Chase Manhattan Credit Card Master Trust Series 1996-3
                Class A, 7.04%, 02/15/00.................................    10,249,600
  7,040,000   Discover Card Master Trust I Series 1994-2 Class A,
                Floating Rate, 5.83%, 10/16/04...........................     7,103,642
  6,000,000   Dow Capital BV, 9.20%, 06/01/10............................     6,943,764
  5,000,000   General Electric Capital Corp., 8.50%, 07/24/08............     5,611,095
  5,000,000   General Motors Acceptance Corp., Putable Asset Trust,
                6.375%, 09/30/98.........................................     5,012,621
  5,000,000   General Motors Acceptance Corp., 8.40%, 10/15/99...........     5,248,550
  5,880,000   Structured Asset Securities Corp., Series 1996-CFL, Class
                A-IC, 5.944%, 02/25/28...................................     5,765,134

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
              FINANCE (CONTINUED)
$ 3,000,000   Standard Credit Card Master Trust, Series 95-11, 5.59%,
                11/15/00.................................................  $  3,000,600
 10,000,000   Xerox Credit Corp., 6.78%, 05/21/01........................    10,041,160
                                                                             ----------
              TOTAL FINANCE..............................................    74,033,946     22.94%
                                                                             ----------
              FOOD AND BEVERAGE
  5,000,000   Seagrams (Joseph) & Sons, 9.65%, 08/15/18..................     6,196,946      1.92%
                                                                             ----------
              INDUSTRIAL
  5,000,000   Celulosa Arauco y Constitucion, 6.75%, 12/15/03............     4,833,565
  1,000,000   Eli Lilly, 6.770%, 01/01/36................................       939,931
                                                                             ----------
              TOTAL INDUSTRIAL...........................................     5,773,496      1.79%
                                                                             ----------
              INSURANCE
  5,000,000   Aetna Services, 7.625%, 08/15/26...........................     5,043,400
  5,000,000   Prudential Insurance, 8.10%, 07/15/15(a)...................     5,052,515
                                                                             ----------
              TOTAL INSURANCE............................................    10,095,915      3.13%
                                                                             ----------
              LEISURE AND RECREATION
  7,000,000   Marriott International Inc., 7.875%, 04/15/05..............     7,271,292      2.25%
                                                                             ----------
              OIL AND GAS
  5,000,000   Occidental Petroleum, 10.125%, 09/15/09....................     6,170,535
  4,000,000   Texaco Capital, 9.75%, 03/15/20............................     5,069,432
                                                                             ----------
              TOTAL OIL AND GAS..........................................    11,239,967      3.48%
                                                                             ----------
              PAPER AND FOREST PRODUCTS
  5,000,000   Republic New York Corp., 7.00%, 03/22/11...................     4,910,475
  8,000,000   Westvaco, 10.125%, 06/01/19................................     8,871,200
                                                                             ----------
              TOTAL PAPER AND FOREST PRODUCTS............................    13,781,675      4.27%
                                                                             ----------
              TELECOMMUNICATION
  5,000,000   GTE South, 7.50%, 03/15/26.................................     4,941,835      1.53%
                                                                             ----------
              UTILITIES
 10,000,000   Commonwealth Edison, 8.125%, 01/15/07......................     9,995,680
  5,000,000   Commonwealth Edison, 8.50%, 07/15/22.......................     5,150,305
  5,000,000   Philadelphia Electric, 5.375%, 08/15/98....................     4,935,540
                                                                             ----------
              TOTAL UTILITIES............................................    20,081,525      6.23%
                                                                             ----------     -----
              TOTAL CORPORATE BONDS & NOTES (Cost $240,779,900)..........   245,700,662     76.15%
                                                                             ----------     -----
              COMMERCIAL PAPER
    300,000   American Express Credit Corp., 5.33%, 01/09/97.............       299,645
  2,000,000   Capital One Funding Corp., Floating Rate, 5.84%,
                01/02/97.................................................     2,017,400
  1,700,000   CIT Group Holdings, Inc., 5.48%, 01/31/97..................     1,692,237

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
$ 2,200,000   Enterprise Funding Corp., 5.77%, 01/09/97..................  $  2,197,179
  1,879,000   Enterprise Funding Corp., 5.31%, 02/07/97..................     1,868,745
    200,000   General Electric Capital, 5.50%, 01/27/97..................       199,206
  3,700,000   General Electric Capital, 5.40%, 01/23/97..................     3,687,790
  3,500,000   Heller International Corp., 5.70%, 01/21/97................     3,488,917
    300,000   Household Finance Corp., 5.45%, 01/14/97...................       299,410
  1,100,000   Metlife Funding Inc., 5.29%, 01/10/97......................     1,098,545
  1,625,000   Morgan, J.P. & Company, 5.36%, 01/02/97....................     1,624,760
    850,000   Sears Roebuck Acceptance Corp., 5.40%, 01/07/97............       849,235
  5,100,000   Weyerhaeuser Mortgage Company, 5.90%, 01/07/97.............     5,094,985
                                                                             ----------
              TOTAL COMMERCIAL PAPER (Cost $24,418,054)..................    24,418,054      7.56%
                                                                             ----------     -----
              TIME DEPOSIT
  9,473,024   First National Bank of Boston TBW-1, 7.10%, 01/02/97 (Cost
                $9,474,477)(b)...........................................     9,474,477      2.94%
                                                                             ----------     -----
     SHARES
-----------

              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
    496,576   Merrimac Cash Fund -- Premium Class (Cost $496,576)(b).....       496,576      0.15%
                                                                             ----------     -----
              TOTAL SECURITIES (Cost $323,055,033).......................   328,052,630    101.67%
                                                                             ----------     -----
  PRINCIPAL
-----------

              REPURCHASE AGREEMENT
$    52,055   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $52,072, 01/02/97
                (Collateralized by Federal Home Loan Mortgage Corp.,
                7.78%, due 08/01/24, with a value of $55,032) (Cost
                $52,064).................................................        52,064      0.01%
                                                                             ----------     -----
              Total Investments (Cost $323,107,097)......................   328,104,694    101.68%
              Other assets less liabilities..............................    (5,428,677)    (1.68)%
                                                                             ----------     -----
              Net Assets.................................................  $322,676,017    100.00%
                                                                             ==========     =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $323,107,097.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $  6,636,512
              Gross unrealized depreciation..............................    (1,638,915)
                                                                           ------------
              Net unrealized appreciation................................  $  4,997,597
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   -------
            COMMON STOCK
            AEROSPACE
   49,300   Boeing Company...............................................  $  5,244,288
   44,750   Northrop Grumman Corp........................................     3,703,063
                                                                           ------------
            TOTAL AEROSPACE..............................................     8,947,351      3.38%
                                                                           ------------
            AUTOMOBILES
   89,600   General Motors Corp..........................................     4,995,200      1.89%
                                                                           ------------
            BANKS
   90,700   Banc One Corp................................................     3,900,100
   40,650   Citicorp.....................................................     4,186,950
  127,000   C S Holding (ADR)............................................     3,251,314
   17,550   Wells Fargo & Company........................................     4,734,113
                                                                           ------------
            TOTAL BANKS..................................................    16,072,477      6.07%
                                                                           ------------
            CHEMICALS
   58,900   Dow Chemical Company(a)......................................     4,616,288
   45,400   Du Pont (E.I.) De Nemours....................................     4,284,625
   55,250   Grace W.R....................................................     2,859,188
  111,700   Rhone Poulenc SA (ADR)(a)(c).................................     3,783,838
                                                                           ------------
            TOTAL CHEMICALS..............................................    15,543,939      5.87%
                                                                           ------------
            COMPUTER AND OFFICE EQUIPMENT
   30,900   International Business Machines..............................     4,665,900      1.76%
                                                                           ------------
            DEFENSE
   75,800   Raytheon Company.............................................     3,647,875      1.38%
                                                                           ------------
            ENVIRONMENTAL MANAGEMENT
  103,500   WMX Technologies.............................................     3,376,688      1.27%
                                                                           ------------
            FINANCE
   37,900   Loews Corp...................................................     3,572,075      1.35%
                                                                           ------------
            INDUSTRIAL
   64,200   Allegheny Teledyne, Inc.(a)..................................     1,476,600      0.56%
                                                                           ------------
            INSURANCE
   25,200   Aetna, Inc...................................................     2,016,000
   85,650   Allstate, Corp...............................................     4,956,994
   85,065   Travelers, Inc...............................................     3,859,804
                                                                           ------------
            TOTAL INSURANCE..............................................    10,832,798      4.09%
                                                                           ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   ------
            LEISURE AND RECREATION
  114,200   Host Marriott Corp.(a)(c)....................................  $  1,827,200      0.69%
                                                                           ------------
            MANUFACTURING
   49,950   Hasbro, Inc..................................................     1,941,806
   35,435   Mattel.......................................................       983,321
  121,300   Peninsular & Oriental (ADR)(a)(c)............................     2,449,435
  128,400   Philips Electronics N.V. (ADR)...............................     5,136,000
                                                                           ------------
            TOTAL MANUFACTURING..........................................    10,510,562      3.97%
                                                                           ------------
            MEDIA
  107,050   Dun & Bradstreet Corp........................................     2,542,448
   69,950   E.W. Scripps Company -- Class A..............................     2,448,262
                                                                           ------------
            TOTAL MEDIA..................................................     4,990,710      1.88%
                                                                           ------------
            MEDICAL AND OTHER HEALTH SERVICES
   67,000   American Home Products Corp..................................     3,927,875
   41,800   Bristol-Myers Squibb Company.................................     4,545,753
  114,100   Tenet Healthcare Corp.(a)(c).................................     2,495,938
                                                                           ------------
            TOTAL MEDICAL AND OTHER HEALTH SERVICES......................    10,969,566      4.14%
                                                                           ------------
            OIL AND GAS
   61,350   Amoco Corp...................................................     4,938,675
   37,900   AMR Corp.(c).................................................     3,339,937
  118,400   Elf Aquitaine (ADR)(a).......................................     5,357,619
                                                                           ------------
            TOTAL OIL AND GAS............................................    13,636,231      5.15%
                                                                           ------------
            PHARMACEUTICALS
  105,119   Novartis AG (ADR)(a).........................................     6,000,760      2.26%
                                                                           ------------
            RETAIL
  111,250   Federated Department Stores(c)...............................     3,796,406
  168,000   Wal-Mart Stores, Inc. .......................................     3,843,000
                                                                           ------------
            TOTAL RETAIL.................................................     7,639,406      2.88%
                                                                           ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   -------
            TELECOMMUNICATIONS
   52,300   General Instrument Corp.(c)..................................  $  1,130,988
   76,500   ITT Corp.(c).................................................     3,318,188
  127,900   MCI Communications Corp. ....................................     4,180,731
   52,900   Motorola, Inc. ..............................................     3,246,738
   47,250   Nokia Corp. (ADR)............................................     2,722,781
  101,100   NYNEX Corp...................................................     4,865,437
  152,650   Pacific Telesis Group........................................     5,609,888
                                                                           ------------
            TOTAL TELECOMMUNICATIONS.....................................    25,074,751      9.46%
                                                                           ------------
            TRANSPORTATION
   50,400   Burlington Northern Santa Fe.................................     4,353,300
   85,600   Union Pacific Corp...........................................     5,146,700
                                                                           ------------
            TOTAL TRANSPORTATION.........................................     9,500,000      3.59%
                                                                           ------------    ------
            TOTAL COMMON STOCK (Cost $145,917,349).......................   163,280,089     61.64%
                                                                           ------------    ------
            REGULATED INVESTMENT COMPANY
            MONEY MARKET FUND
6,661,725   Merrimac Cash Fund-Premium Class (Cost $6,661,725)(b)........     6,661,725      2.51%
                                                                           ------------    ------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES
              US TREASURY BOND
$18,050,000   US Treasury Bond, 7.875%, 11/15/04.........................    19,697,063      7.44%
                                                                           ------------
              US TREASURY NOTES
 11,230,000   US Treasury Note, 7.125%, 10/15/98(a)......................    11,454,600
  9,000,000   US Treasury Note, 8.50%, 02/15/00..........................     9,610,308
  6,190,000   US Treasury Note, 7.50%, 05/15/02..........................     6,545,925
 21,060,000   US Treasury Note, 5.75%, 08/15/03..........................    20,428,200
 29,705,000   US Treasury Note, 6.50%, 05/15/05..........................    29,918,490
                                                                           ------------
              TOTAL US TREASURY NOTES....................................    77,957,523     29.43%
                                                                           ------------    ------
              TOTAL US GOVERNMENT SECURITIES (Cost $96,698,498)..........    97,654,586     36.87%
                                                                           ------------    ------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              CORPORATE NOTES
              FINANCE
$ 8,000,000   Nomura Securities International, 7.20%, 04/23/97(b)........  $  8,001,492
 12,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....    12,002,238
                                                                           ------------
              TOTAL CORPORATE NOTES (Cost $20,003,730)...................    20,003,730      7.55%
                                                                           ------------    ------
              TIME DEPOSIT
  3,881,725   First National Bank of Boston, 7.10%, 01/02/97(b) (Cost
                $3,882,450)..............................................     3,882,450      1.46%
                                                                           ------------    ------
              TOTAL SECURITIES (Cost $273,163,752).......................   291,482,580    110.03%
                                                                           ------------    ------
              REPURCHASE AGREEMENT
  2,455,923   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $2,456,738, 01/02/97,
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 8.10%, due 12/01/22, with a value of
                $2,578,944) (Cost $2,456,326)............................     2,456,326      0.93%
                                                                           ------------    ------
              Total Investments (Cost $275,620,078)......................   293,938,906    110.96%
              Other assets less liabilities..............................   (29,029,067)   (10.96)%
                                                                           ------------    ------
              NET ASSETS.................................................  $264,909,839    100.00%
                                                                           ============    ======


     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $276,099,585.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $ 19,889,279
              Gross unrealized depreciation..............................    (2,049,958)
                                                                           ------------
              Net unrealized appreciation................................  $ 17,839,321
                                                                           ============

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(c) Non-income producing security

(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              COMMON STOCK
              AEROSPACE
    120,000   Northrop Grumman Corp. ....................................  $  9,930,000
    120,000   Textron, Inc. .............................................    11,310,000
    160,000   United Technologies........................................    10,560,000
                                                                           ------------
              TOTAL AEROSPACE............................................    31,800,000      3.32%
                                                                           ------------
              AUTOMOBILES
    120,000   Chrysler Corp. ............................................     3,960,000
    130,000   Ford Motor Company.........................................     4,143,750
     90,000   General Motors Corp. ......................................     5,017,500
                                                                           ------------
              TOTAL AUTOMOBILES..........................................    13,121,250      1.37%
                                                                           ------------
              BANKS
    210,000   Banc One Corp. ............................................     9,030,000
    220,000   Bank of New York...........................................     7,425,000
    130,000   BankAmerica Corp. .........................................    12,967,500
    100,000   Bankers Trust New York Corp. ..............................     8,625,000
    110,000   Chase Manhattan Corp. .....................................     9,817,500
    130,000   First Union Corp. (N.E.)...................................     9,620,000
    300,000   Great Western Financial....................................     8,700,000
    290,000   H. F. Ahmanson & Company...................................     9,425,000
    110,000   Nationsbank Corp. .........................................    10,752,500
     40,000   Wells Fargo & Company......................................    10,790,000
                                                                           ------------
              TOTAL BANKS................................................    97,152,500     10.15%
                                                                           ------------
              CHEMICALS
     80,000   Dow Chemical Company(a)....................................     6,270,000
    120,000   Du Pont (E.I.) De Nemours..................................    11,325,000
    150,000   Merck & Company, Inc. .....................................    11,887,500
    325,000   Monsanto Company...........................................    12,634,375
    220,000   Olin Corp.(a)..............................................     8,277,500
                                                                           ------------
              TOTAL CHEMICALS............................................    50,394,375      5.27%
                                                                           ------------
              COMPUTERS AND OFFICE EQUIPMENT
    230,000   General Signal(a)..........................................     9,832,500
    140,000   Harris Corp., Inc. ........................................     9,607,500
    120,000   Honeywell, Inc. ...........................................     7,890,000
    200,000   Pitney Bowes, Inc. ........................................    10,900,000
    230,000   Xerox Corp. ...............................................    12,103,750
                                                                           ------------
              TOTAL COMPUTERS AND OFFICE EQUIPMENT.......................    50,333,750      5.26%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              CONSUMER GOODS AND SERVICES
    220,000   Avon Products, Inc. .......................................  $ 12,567,500
    130,000   Colgate-Palmolive Company..................................    11,992,500
    270,000   Dana Corp. ................................................     8,808,750
    150,000   Eastman Kodak Company......................................    12,037,500
     80,000   GATX Corp. ................................................     3,880,000
    250,000   General Electric Company...................................    24,718,750
    140,000   Minnesota Mining & Manufacturing(a)........................    11,602,500
    320,000   Ogden Corp. ...............................................     6,000,000
                                                                           ------------
              TOTAL CONSUMER GOODS AND SERVICES..........................    91,607,500      9.57%
                                                                           ------------
              ELECTRONICS
    270,000   AMP, Inc. .................................................    10,361,250
    100,000   Eaton Corp. ...............................................     6,975,000
    150,000   Emerson Electric...........................................    14,512,500
    220,000   Thomas & Betts Corp. ......................................     9,762,500
                                                                           ------------
              TOTAL ELECTRONICS..........................................    41,611,250      4.35%
                                                                           ------------
              FINANCE
    180,000   American Express Company...................................    10,170,000
    290,000   Federal National Mortgage Association......................    10,802,500
                                                                           ------------
              TOTAL FINANCE..............................................    20,972,500      2.19%
                                                                           ------------
              INDUSTRIAL
    120,000   Carpenter Technology.......................................     4,395,000
    110,000   Reynolds Metals Company....................................     6,201,250
    170,000   Timken Company.............................................     7,798,750
     90,000   USX-US Steel Group, Inc. ..................................     2,823,750
                                                                           ------------
              TOTAL INDUSTRIAL...........................................    21,218,750      2.22%
                                                                           ------------
              INSURANCE
     95,000   Aetna, Inc. ...............................................     7,600,000
    110,000   Allstate Corp. ............................................     6,366,250
     90,000   CIGNA Corp. ...............................................    12,296,250
    180,000   Lincoln National Corp. ....................................     9,450,000
                                                                           ------------
              TOTAL INSURANCE............................................    35,712,500      3.73%
                                                                           ------------
              MACHINERY
    140,000   Cooper Industries, Inc. ...................................     5,897,500
    210,000   Deere & Company............................................     8,531,250
    160,000   Goulds Pumps...............................................     3,670,000
    110,000   Harsco Corp. ..............................................     7,535,000
                                                                           ------------
              TOTAL MACHINERY............................................    25,633,750      2.68%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              MEDICAL AND OTHER HEALTH SERVICES
    150,000   Baxter International, Inc. ................................  $  6,150,000
     40,000   Meditrust Corp. ...........................................     1,600,000
                                                                           ------------
              TOTAL MEDICAL AND OTHER HEALTH SERVICES....................     7,750,000      0.81%
                                                                           ------------
              METALS AND MINING
    160,000   Freeport McMoran Copper & Gold -- Class A..................     4,500,000
     40,000   Phelps Dodge Corp. ........................................     2,700,000
                                                                           ------------
              TOTAL METALS AND MINING....................................     7,200,000      0.75%
                                                                           ------------
              OIL AND GAS
    120,000   Amoco Corp.(a).............................................     9,660,000
     70,000   Atlantic Richfield Company.................................     9,275,000
     80,544   British Petroleum PLC (ADR)................................    11,386,908
    150,000   Chevron Corp. .............................................     9,750,000
    140,000   Consolidated Natural Gas...................................     7,735,000
    270,000   Dresser Industries, Inc. ..................................     8,370,000
    151,160   El Paso Natural Gas Company................................     7,633,580
    110,000   Exxon Corp. ...............................................    10,780,000
     80,000   Mobil Corp. ...............................................     9,780,000
    180,000   Questar Corp. .............................................     6,615,000
     80,000   Royal Dutch Petroleum (ADR)(a).............................    13,660,000
    160,000   Sonat, Inc. ...............................................     8,240,000
    120,000   Tenneco, Inc. .............................................     5,415,000
    120,000   Texaco, Inc. ..............................................    11,775,000
    300,000   Williams Companies, Inc. ..................................    11,250,000
                                                                           ------------
              TOTAL OIL AND GAS..........................................   141,325,488     14.77%
                                                                           ------------
              PAPER AND FOREST PRODUCTS
     70,000   Georgia-Pacific Corp. .....................................     5,040,000
    130,000   International Paper Company(a).............................     5,248,750
    120,000   Union Camp Corp. ..........................................     5,730,000
    160,000   Weyerhauser Company........................................     7,580,000
                                                                           ------------
              TOTAL PAPER AND FOREST PRODUCTS............................    23,598,750      2.47%
                                                                           ------------
              PHARMACEUTICALS
    180,000   American Home Products Corp. ..............................    10,552,500
     90,000   Bristol-Myers Squibb Company...............................     9,787,500
    160,000   Eli Lilly & Company........................................    11,680,000
     90,000   Pfizer, Inc. ..............................................     7,458,750
    100,000   Pharmacia & Upjohn, Inc. ..................................     3,962,500
     80,000   Schering-Plough Corp. .....................................     5,180,000

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              PHARMACEUTICALS (CONTINUED)
    160,000   Smithkline Beecham PLC (ADR)...............................  $ 10,880,000
    160,000   Warner Lambert Company.....................................    12,000,000
                                                                           ------------
              TOTAL PHARMACEUTICALS......................................    71,501,250      7.47%
                                                                           ------------
              PUBLISHING
    120,000   Dun & Bradstreet Corp. ....................................     2,850,000
    240,000   Mcgraw-Hill Companies, Inc. ...............................    11,070,000
                                                                           ------------
              TOTAL PUBLISHING...........................................    13,920,000      1.45%
                                                                           ------------
              REAL ESTATE INVESTMENT TRUST
     80,000   Avalon Properties, Inc. ...................................     2,300,000
     90,000   Bay Apartment Communities..................................     3,240,000
     70,000   Crescent Real Estate Equities..............................     3,692,500
     80,000   Developers Divers Realty Corp. ............................     2,970,000
     80,000   Equity Residential Properties..............................     3,300,000
     80,000   Felcor Suite Hotels, Inc. .................................     2,830,000
    200,000   Health Care Property Invest, Inc. .........................     7,000,000
     80,000   Healthcare Realty Trust....................................     2,120,000
    100,000   Irvine Apartment Communities...............................     2,500,000
     45,000   Redwood Trust, Inc. .......................................     1,676,250
                                                                           ------------
              TOTAL REAL ESTATE INVESTMENT TRUST.........................    31,628,750      3.31%
                                                                           ------------
              TELECOMMUNICATIONS
    100,000   Ameritech Corp. ...........................................     6,062,500
    100,000   Bell Atlantic Corp. .......................................     6,475,000
    160,000   Bellsouth Corp. ...........................................     6,460,000
    160,000   GTE Corp. .................................................     7,280,000
     80,000   NYNEX Corp. ...............................................     3,850,000
    170,000   Pacific Telesis Group......................................     6,247,500
    120,000   SBC Communications, Inc. ..................................     6,210,000
    150,000   Sprint Corp. ..............................................     5,981,250
    150,000   US West, Inc. .............................................     4,837,500
                                                                           ------------
              TOTAL TELECOMMUNICATIONS...................................    53,403,750      5.58%
                                                                           ------------
              TOBACCO
    160,000   American Brands, Inc. .....................................     7,940,000
    100,000   Philip Morris Companies, Inc. .............................    11,262,500
                                                                           ------------
              TOTAL TOBACCO..............................................    19,202,500      2.01%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              TRANSPORTATION
     53,584   Conrail, Inc. .............................................  $  5,338,306
    110,000   Norfolk Southern Corp. ....................................     9,625,000
    100,000   Union Pacific Corp. .......................................     6,012,500
                                                                           ------------
              TOTAL TRANSPORTATION.......................................    20,975,806      2.19%
                                                                           ------------
              UTILITIES
    150,000   American Electric Power, Inc. .............................     6,168,750
    160,000   Carolina Power & Light.....................................     5,840,000
    140,000   FPL Group, Inc. ...........................................     6,440,000
    240,000   Southern Company...........................................     5,430,001
                                                                           ------------
              TOTAL UTILITIES............................................    23,878,751      2.50%
                                                                           ------------    ------
              TOTAL COMMON STOCK (Cost $665,864,243).....................   893,943,170     93.42%
                                                                           ------------    ------
              PREFERRED STOCK
              COMPUTERS AND OFFICE EQUIPMENT
     15,000   Microsoft Corp., $2.196 Preferred Stock -- Class A (Cost
                $1,201,225)..............................................     1,201,875      0.13%
                                                                           ------------    ------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
  6,275,504   Merrimac Cash Fund-Premium Class (Cost $6,275,504)(b)......     6,275,504      0.66%
                                                                           ------------    ------
 PRINCIPAL
-----------
              CONVERTIBLE BOND
              COMMUNICATIONS EQUIPMENT
$ 2,000,000   Motorola, Inc., 0.00%, 09/07/09 (a) (cost $1,710,000)......     2,262,500      0.24%
                                                                           ------------    ------
              CORPORATE BONDS
              FINANCE
 20,000,000   Republic New York Securities Corp., 7.15%, 07/15/97 (Cost
                $20,003,672) (b).........................................    20,003,672      2.09%
                                                                           ------------    ------
              COMMERCIAL PAPER
    600,000   American Express Credit Corp., 5.33%, 01/09/97.............       599,289
  3,000,000   Avco Financial Services -- Canada, 5.34%, 01/21/97.........     2,991,100
  2,000,000   Avco Financial Services, Inc., 5.32%, 01/23/97.............     1,993,498
  3,000,000   Banc One Corp., 5.46%, 01/06/97............................     2,997,725
 10,000,000   Barclay's Bank PLC, 5.29%, 01/06/97........................     9,992,653
  3,000,000   CIT Group Holdings, Inc., 5.48%, 01/31/97..................     2,986,300
  4,000,000   CIT Group Holdings, Inc., 5.33%, 01/06/97..................     3,997,039
  2,700,000   CIT Group Holdings, Inc., 5.35%, 02/25/97..................     2,677,931
  1,500,000   Enterprise, 5.77%, 01/09/97................................     1,498,077
    200,000   General Electric Capital Corp., 5.50%, 01/27/97............       199,206
  1,000,000   General Electric Capital Corp., 5.50%, 01/30/97............       995,569

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              COMMERCIAL PAPER (CONTINUED)
$   100,000   General Electric Capital Corp., 5.41%, 01/09/97............  $     99,880
  3,000,000   General Motors Acceptance Corp., 5.36%, 01/24/97...........     2,989,727
  4,200,000   ITT Hartford, 5.30%, 01/24/97..............................     4,185,778
  4,000,000   Merrill Lynch and Company, Inc., 5.34%, 01/27/97...........     3,984,573
  3,000,000   National Rural Utilities Corp., 5.30%, 01/10/97............     2,996,025
  2,000,000   Paccar Financial Company, 5.44%, 01/03/97..................     1,999,395
  1,600,000   Sears Roebuck Acceptance Corp., 5.40%, 01/07/97............     1,598,560
  4,000,000   Sony Capital Corp., 5.30%, 01/14/97........................     3,992,345
  5,300,000   Southwestern Bell Capital, 5.52%, 01/30/97.................     5,276,433
  2,600,000   Weyerhaeuser Mortgage Company, 5.90%, 01/07/97.............     2,597,443
                                                                           ------------
              TOTAL COMMERCIAL PAPER (Cost $60,648,546)..................    60,648,546      6.34%
                                                                           ------------    ------
              TIME DEPOSIT
  4,216,896   First National Bank of Boston, 7.10%, 01/02/97 (Cost
                $4,217,670)(b)...........................................     4,217,670      0.44%
                                                                           ------------    ------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
    300,000   Federal Home Loan Mortgage Discount Note, 5.42%,
                01/06/97.................................................       299,774
    300,000   Federal National Mortgage Association, 5.24%, 01/03/97.....       299,914
    200,000   Federal National Mortgage Association, 5.34%, 03/21/97.....       197,656
                                                                           ------------
              TOTAL SHORT TERM US GOVERNMENT (Cost $797,344).............       797,344      0.08%
                                                                           ------------    ------
              TOTAL SECURITIES (Cost $760,718,204).......................   989,350,281    103.40%
                                                                           ------------    ------
              REPURCHASE AGREEMENT
     26,910   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $26,919, 01/02/97
                (Collateralized by Federal National Mortgage Association,
                7.92%, due 08/01/24 with a value of $28,562) (Cost
                $26,914).................................................        26,914      0.00%
                                                                           ------------    ------
              Total Investments (Cost $760,745,118)......................   989,377,195    103.40%
              Other assets less liabilities..............................   (32,556,526)    (3.40)%
                                                                           ------------    ------
              NET ASSETS.................................................  $956,820,669    100.00%
                                                                           ============    ======

     The aggregate cost of investments for federal income tax purposes at December 31,1996 is $760,484,068.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $231,988,767
              Gross unrealized depreciation..............................    (3,095,640)
                                                                           ------------
              Net unrealized appreciation................................  $228,893,127
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                       VALUE      ASSETS
----------                                                                  -----------   -------
             COMMON STOCK
             AEROSPACE
     3,600   Allied Signal, Inc. .........................................  $   241,242      0.83%
                                                                            -----------
             AUTOMOBILES
     6,200   General Motors Corp. ........................................      345,650
    21,300   Ford Motor Company...........................................      678,938
                                                                            -----------
             TOTAL AUTOMOBILES............................................    1,024,588      3.53%
                                                                            -----------
             BANKS
     2,300   Chase Manhattan Corp. .......................................      205,275
     6,500   First Chicago National Bank Corp. ...........................      349,375
                                                                            -----------
             TOTAL BANKS..................................................      554,650      1.91%
                                                                            -----------
             CHEMICALS
     5,700   Du Pont (E.I.) de Nemours....................................      537,937
     7,300   Eastman Chemical Company.....................................      403,325
     6,100   Hercules, Inc. ..............................................      263,825
     4,700   PPG Industries, Inc. ........................................      263,787
     3,600   Union Carbide Corp. .........................................      147,150
    10,700   WMX Technologies.............................................      349,087
                                                                            -----------
             TOTAL CHEMICALS..............................................    1,965,111      6.77%
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT
    12,600   Digital Equipment Corp.(c)...................................      458,325
     4,400   International Business Machines..............................      664,400
    13,300   Xerox Corp. .................................................      699,913
                                                                            -----------
             TOTAL COMPUTERS AND OFFICE EQUIPMENT.........................    1,822,638      6.28%
                                                                            -----------
             CONSTRUCTION
     4,600   Fluor Corp. .................................................      288,650
     9,200   Masco Corp. .................................................      331,200
                                                                            -----------
             TOTAL CONSTRUCTION...........................................      619,850      2.13%
                                                                            -----------
             CONSUMER GOODS AND SERVICES
     3,000   Eastman Kodak Company........................................      240,750
     1,400   Kimberly-Clark Corp. ........................................      133,350
                                                                            -----------
             TOTAL CONSUMER GOODS AND SERVICES............................      374,100      1.29%
                                                                            -----------
             DEFENSE
     5,800   Raytheon Co. ................................................      279,125      0.96%
                                                                            -----------
             ELECTRONICS
    12,000   AMP, Inc. ...................................................      460,500
     5,700   Rockwell International Corp.(c)..............................      346,988
     3,000   Texas Instruments............................................      191,250
                                                                            -----------
             TOTAL ELECTRONICS............................................      998,738      3.44%
                                                                            -----------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                       VALUE      ASSETS
----------                                                                                --------
                                                                                            ---
             FINANCE
    10,000   Dean Witter Discover & Company...............................  $   662,500
     4,800   Loews Corp. .................................................      452,400
                                                                            -----------
             TOTAL FINANCE................................................    1,114,900      3.84%
                                                                            -----------
             FOOD AND BEVERAGE
     6,700   Albertson's, Inc. ...........................................      238,688
     6,100   Anheuser Busch Companies, Inc. ..............................      244,000
    15,780   Archer Daniels Midland.......................................      347,160
     1,800   CPC International, Inc. .....................................      139,500
                                                                            -----------
             TOTAL FOOD AND BEVERAGE......................................      969,348      3.34%
                                                                            -----------
             INSURANCE
     9,800   Aetna, Inc. .................................................      784,000
    11,400   Allstate Corp. ..............................................      659,775
     1,700   American International Group.................................      184,025
    13,300   Chubb Corp. .................................................      714,875
     3,700   General Re Corp. ............................................      583,675
     3,500   UNUM Corp. ..................................................      252,875
                                                                            -----------
             TOTAL INSURANCE..............................................    3,179,225     10.95%
                                                                            -----------
             MEDIA
    12,200   Time Warner, Inc. ...........................................      457,500
    14,500   US West Media Group(c).......................................      268,250
                                                                            -----------
             TOTAL MEDIA..................................................      725,750      2.50%
                                                                            -----------
             MEDICAL AND OTHER HEALTH SERVICES
     2,600   Becton Dickinson & Company...................................      112,775
     4,900   Cognizant Corp. .............................................      161,710
    19,700   Columbia/HCA Healthcare Corp. ...............................      802,775
    16,800   Humana, Inc.(c)..............................................      321,300
     8,200   United Healthcare Corp.(c)...................................      369,000
                                                                            -----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES......................    1,767,560      6.09%
                                                                            -----------
             METALS AND MINING
     4,500   Aluminum Company of America..................................      286,875
     8,000   LTV Corp. ...................................................       95,000
    11,300   Newmont Mining...............................................      505,675
                                                                            -----------
             TOTAL METALS AND MINING......................................      887,550      3.06%
                                                                            -----------
             OIL AND GAS
     7,300   Amerada Hess Corp. ..........................................      422,488
     3,400   Amoco Corp. .................................................      273,740
     3,800   Mobil Corp. .................................................      464,550
    23,900   Occidental Petroleum.........................................      558,662

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                       VALUE      ASSETS
----------                                                                                --------
                                                                                            ---
             OIL AND GAS (CONTINUED)
       900   Texaco, Inc. ................................................  $    88,312
     9,800   Union Pacific Resources Group................................      286,650
                                                                            -----------
             TOTAL OIL AND GAS............................................    2,094,402      7.21%
                                                                            -----------
             PAPER AND FOREST PRODUCTS
    10,200   Champion International.......................................      441,150
     2,500   Georgia-Pacific Corp. .......................................      180,000
     3,600   International Paper Company..................................      145,350
                                                                            -----------
             TOTAL PAPER AND FOREST PRODUCTS..............................      766,500      2.64%
                                                                            -----------
             PHARMACEUTICALS
     4,300   Bristol-Myers Squibb Company.................................      467,650
    14,300   Pharmacia & Upjohn, Inc. ....................................      566,638
                                                                            -----------
             TOTAL PHARMACEUTICALS........................................    1,034,288      3.56%
                                                                            -----------
             RETAIL
    16,000   Dillard Department Stores....................................      494,000
    17,300   Federated Department Stores(c)...............................      590,363
     8,600   May Department Stores........................................      402,050
    10,100   Sears Roebuck................................................      465,863
                                                                            -----------
             TOTAL RETAIL.................................................    1,952,276      6.72%
                                                                            -----------
             TELECOMMUNICATIONS
    32,000   American Telephone & Telegraph Corp. ........................    1,392,000
    10,700   Frontier Corp. ..............................................      242,087
    15,400   GTE Corp. ...................................................      700,700
     9,500   ITT Corp.(c).................................................      412,062
    16,000   NYNEX Corp. .................................................      770,000
    10,300   SBC Communications, Inc. ....................................      533,025
     5,800   Sprint Corp. ................................................      231,275
    40,400   Tele-Communications, Inc. Series A(c)........................      527,725
                                                                            -----------
             TOTAL TELECOMMUNICATIONS.....................................    4,808,874     16.57%
                                                                            -----------
             TRANSPORTATION
     3,300   AMR Corp.(c).................................................      290,813
     1,100   Burlington Northern Santa Fe.................................       95,013
    11,700   CSX Corp. ...................................................      494,325
     4,000   Delta Air Lines, Inc. .......................................      283,500
                                                                            -----------
             TOTAL TRANSPORTATION.........................................    1,163,651      4.01%
                                                                            -----------
             UTILITIES
     4,500   Texas Utilities Company......................................      183,375      0.63%
                                                                            -----------     -----
             TOTAL COMMON STOCK (Cost $26,959,909)........................   28,527,741     98.26%
                                                                            -----------     -----

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

PRINCIPAL
----------
             REPURCHASE AGREEMENT
$1,693,220   With Investors Bank & Trust dated 12/31/96, 5.91%, repurchase proceeds at maturity $1,693,776, 01/02/97 (Collateralized by
             Federal Home Loan Mortgage Corp., 7.65%, due 09/01/18 with a
             value of $1,777,969) (Cost $1,693,498).......................  $ 1,693,498      5.83%
                                                                            -----------   -------
             Total Investments (Cost $28,653,407).........................   30,221,239    104.09%
             Other assets less liabilities................................   (1,187,726)    (4.09)%
                                                                            -----------   -------
             NET ASSETS...................................................  $29,033,513    100.00%
                                                                             ==========    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $28,673,560.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation................................  $ 2,162,357
             Gross unrealized depreciation................................     (614,678)
                                                                            -----------
             Net unrealized appreciation..................................  $ 1,547,679
                                                                             ==========

---------------
(c) Non-income producing security

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
  ------                                                                   ------------   -------
             COMMON STOCK
             AEROSPACE
    34,500   Boeing Company..............................................  $  3,669,937
    28,100   Textron, Inc................................................     2,648,425
    43,100   United Technologies.........................................     2,844,600
                                                                             ----------
             TOTAL AEROSPACE.............................................     9,162,962      4.41%
                                                                             ----------
             APPAREL
    57,900   CVS Corp.(c)................................................     2,395,612
    40,700   Liz Claiborne...............................................     1,572,038
                                                                             ----------
             TOTAL APPAREL...............................................     3,967,650      1.91%
                                                                             ----------
             BANKS
    38,100   Bank of Boston Corp.........................................     2,447,925
    41,700   BankAmerica Corp............................................     4,159,575
    56,200   Barnett Banks, Inc..........................................     2,311,225
    25,500   Chase Manhattan Corp........................................     2,275,875
    37,200   Citicorp....................................................     3,831,600
    58,150   MBNA Corp...................................................     2,413,225
                                                                             ----------
             TOTAL BANKS.................................................    17,439,425      8.40%
                                                                             ----------
             CHEMICALS
    40,600   Du Pont (E.I.) de Nemours...................................     3,831,625
    50,700   Merck & Company, Inc........................................     4,017,975
   100,600   Monsanto Company............................................     3,910,825
    68,600   Praxair, Inc................................................     3,164,175
    31,300   Sherwin Williams Company....................................     1,752,800
                                                                             ----------
             TOTAL CHEMICALS.............................................    16,677,400      8.03%
                                                                             ----------
             COMPUTER AND OFFICE EQUIPMENT
    68,150   Computer Associates International, Inc......................     3,390,462
    59,900   EMC Corp.(c)................................................     1,984,187
    36,900   Intel Corp.(a)..............................................     4,831,594
    51,800   Microsoft Corp.(c)..........................................     4,279,975
    41,600   Peoplesoft(a)(c)............................................     1,994,200
                                                                             ----------
             TOTAL COMPUTER AND OFFICE EQUIPMENT.........................    16,480,418      7.94%
                                                                             ----------
             COMPUTER AND SOFTWARE SERVICES
    24,100   3Com Corp.(c)...............................................     1,768,338
    58,700   Cisco Systems, Inc.(c)......................................     3,734,787
    32,300   Compaq Computer(c)..........................................     2,398,275
    27,800   Computer Sciences Corp.(c)..................................     2,283,075

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
  ------                                                                    ----------    ------
             COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    59,500   Honeywell, Inc..............................................  $  3,912,125
    30,700   Parametric Technology Corp.(c)..............................     1,577,213
                                                                             ----------
             TOTAL COMPUTER AND SOFTWARE SERVICES........................    15,673,813      7.55%
                                                                             ----------
             CONSUMER GOODS AND SERVICES
    41,700   Avon Products, Inc..........................................     2,382,112
    23,300   Clorox Company..............................................     2,338,737
    46,000   Eastman Kodak Company.......................................     3,691,500
    47,900   General Electric Company....................................     4,736,113
    61,200   Gillette Company............................................     4,758,300
    57,900   Nike, Inc. -- Class B.......................................     3,459,525
    67,200   Service Corporation International...........................     1,881,600
                                                                             ----------
             TOTAL CONSUMER GOODS AND SERVICES...........................    23,247,887     11.20%
                                                                             ----------
             ELECTRONICS
    37,700   Texas Instruments...........................................     2,403,375      1.16%
                                                                             ----------
             FINANCE
    43,300   American Express Company....................................     2,446,450
    57,700   Federal National Mortgage Association.......................     2,149,325
    23,800   Franklin Resources, Inc.....................................     1,627,325
    58,700   First Data Corp.............................................     2,142,550
    18,600   Household International, Inc................................     1,715,850
    25,700   Lowes Company, Inc..........................................       912,350
                                                                             ----------
             TOTAL FINANCE...............................................    10,993,850      5.30%
                                                                             ----------
             FOOD AND BEVERAGE
    28,000   Campbell Soup Company.......................................     2,247,000
    33,300   Safeway, Inc.(a)(c).........................................     1,423,575
                                                                             ----------
             TOTAL FOOD AND BEVERAGE.....................................     3,670,575      1.77%
                                                                             ----------
             INSURANCE
    67,232   Travelers, Inc..............................................     3,050,635      1.47%
                                                                             ----------
             LEISURE AND RECREATION
    25,200   HFS, Inc.(c)................................................     1,505,700
    40,600   Marriott International, Inc.................................     2,243,150
                                                                             ----------
             TOTAL LEISURE AND RECREATION................................     3,748,850      1.81%
                                                                             ----------
             MACHINERY
    51,000   Baker Hughes, Inc...........................................     1,759,500
    29,800   Case Corp...................................................     1,624,100
                                                                             ----------
             TOTAL MACHINERY.............................................     3,383,600      1.63%
                                                                             ----------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
  ------                                                                    ----------    ------
             MANUFACTURING
    17,000   Armstrong World Industries, Inc.............................  $  1,181,500      0.57%
                                                                             ----------
             MEDIA
    31,100   Gannett Company, Inc........................................     2,328,613
    27,400   Tribune Company.............................................     2,161,175
                                                                             ----------
             TOTAL MEDIA.................................................     4,489,788      2.16%
                                                                             ----------
             MEDICAL AND OTHER HEALTH SERVICES
    40,950   Cardinal Health, Inc.(a)....................................     2,385,337
    44,600   Healthsouth Corp.(c)........................................     1,722,675
    41,000   HBO & Company...............................................     2,434,375
    54,900   Johnson & Johnson...........................................     2,731,275
    30,900   Medtronic, Inc..............................................     2,101,200
    18,100   Oxford Health Plans, Inc.(c)................................     1,059,981
    48,000   United States Surgical Corp.(a).............................     1,890,000
                                                                             ----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................    14,324,843      6.90%
                                                                             ----------
             OIL AND GAS
    23,100   British Petroleum PLC (ADR).................................     3,265,763
    55,300   Enron Corp..................................................     2,384,812
    37,000   Halliburton Company.........................................     2,229,250
    28,500   Schlumberger Ltd............................................     2,846,438
    54,000   Sonat, Inc..................................................     2,781,000
                                                                             ----------
             TOTAL OIL AND GAS...........................................    13,507,263      6.51%
                                                                             ----------
             PHARMACEUTICALS
    75,100   Abbott Laboratories.........................................     3,811,325
    31,300   Eli Lilly & Company.........................................     2,284,900
    46,600   Pfizer, Inc.................................................     3,861,975
    49,900   Warner Lambert Company......................................     3,742,500
                                                                             ----------
             TOTAL PHARMACEUTICALS.......................................    13,700,700      6.60%
                                                                             ----------
             RETAIL
    52,700   CompUSA, Inc.(a)(c).........................................     1,086,937
    58,300   Dayton-Hudson Corp..........................................     2,288,275
    55,200   Federated Department Stores(c)..............................     1,883,700
    44,000   Harcourt General, Inc.......................................     2,029,500
    86,400   Sears Roebuck...............................................     3,985,200
    39,500   TJX Companies, Inc..........................................     1,871,313
    48,400   Walgreen Company............................................     1,936,000
                                                                             ----------
             TOTAL RETAIL................................................    15,080,925      7.26%
                                                                             ----------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
  ------                                                                    ----------    ------
             TELECOMMUNICATIONS
    27,600   Cascade Communications Corp.(c).............................  $  1,521,450
    13,100   Cincinnati Bell, Inc........................................       807,288
    71,300   Sprint Corp.................................................     2,843,088
    32,200   Tellabs, Inc.(c)............................................     1,211,525
                                                                             ----------
             TOTAL TELECOMMUNICATIONS....................................     6,383,351      3.07%
                                                                             ----------
             TOBACCO
    73,600   RJR Holdings Group, Inc.....................................     2,502,400      1.20%
                                                                             ----------    ------
             TOTAL COMMON STOCK (Cost $179,034,540)......................   201,071,210     96.85%
                                                                             ----------    ------
             REGULATED INVESTMENT COMPANY
             MONEY MARKET FUND
 7,833,262   Merrimac Cash Fund -- Premium Class (Cost $7,833,262)(b)....     7,833,262      3.77%
                                                                             ----------    ------
 PRINCIPAL
             COMMERCIAL PAPER
$4,000,000   Republic New York Securities Corp., 7.15%, 07/15/97
             (Cost $4,001,339)(b)........................................     4,001,339      1.93%
                                                                             ----------    ------
             TIME DEPOSIT
 2,041,838   First National Bank of Boston, 7.10%, 01/02/97   (Cost           2,042,522      0.98%
             $2,042,522)(b)..............................................
                                                                             ----------    ------
             TOTAL SECURITIES (Cost $192,911,663)........................   214,948,333    103.53%
                                                                             ----------    ------
             REPURCHASE AGREEMENT
 6,968,633   With Investors Bank & Trust, dated 12/31/96, 5.91%,
             repurchase
             proceeds at maturity $6,970,921, 01/02/97 (Collateralized by
             Federal Home Loan Mortgage Corp., 7.71% due 05/01/25
             with a value of $7,317,773) (Cost $6,969,777)...............     6,969,777      3.36%
                                                                             ----------    ------
             Total Investments (Cost $199,881,440).......................   221,918,110    106.89%
             Other assets less liabilities...............................   (14,305,684)    (6.89)%
                                                                             ----------    ------
             NET ASSETS..................................................  $207,612,426    100.00%
                                                                             ==========    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $200,071,840.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $ 24,400,784
             Gross unrealized depreciation...............................    (2,554,514)
                                                                           ------------
             Net unrealized appreciation.................................  $ 21,846,270
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(c) Non-income producing security

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                               ------------   ----------
             COMMON STOCK
             AEROSPACE
    73,600   Sundstrand Corp. .........................................  $  3,128,000
    49,000   Textron, Inc. ............................................     4,618,250
   119,000   United Technologies.......................................     7,854,000
                                                                           ----------
             TOTAL AEROSPACE...........................................    15,600,250       5.22%
                                                                           ----------
             APPAREL
    68,400   Nine West Group, Inc.(c)..................................     3,172,050       1.06%
                                                                           ----------
             BANKS
    71,200   BankAmerica Corp. ........................................     7,102,200
    70,500   Chase Manhattan Corp. ....................................     6,292,125
    59,100   Nationsbank Corp. ........................................     5,777,025
                                                                           ----------
             TOTAL BANKS...............................................    19,171,350       6.41%
                                                                           ----------
             CHEMICALS
    42,200   Grace W.R. ...............................................     2,183,850
   108,600   Hercules, Inc. ...........................................     4,696,950
   137,500   Merck & Company, Inc. ....................................    10,896,875
   185,800   Monsanto Company..........................................     7,222,975
   136,500   Praxair, Inc. ............................................     6,296,063
                                                                           ----------
             TOTAL CHEMICALS...........................................    31,296,713      10.46%
                                                                           ----------
             COMPUTER AND OFFICE EQUIPMENT
   129,600   Corporate Express, Inc.(c)................................     3,815,100       1.28%
                                                                           ----------
             COMPUTER AND SOFTWARE SERVICES
   175,600   3Com Corp.(c).............................................    12,884,650
   125,900   Adaptec, Inc.(c)..........................................     5,036,000
    59,600   Computer Associates International, Inc. ..................     2,965,100
   250,525   CUC International, Inc.(c)................................     5,949,969
    51,600   Honeywell, Inc. ..........................................     3,392,700
    16,700   Rational Software Corp.(c)................................       660,694
   178,900   Peoplesoft(c).............................................     8,576,018
                                                                           ----------
             TOTAL COMPUTER AND SOFTWARE SERVICES......................    39,465,131      13.19%
                                                                           ----------
             CONSUMER GOODS AND SERVICES
   107,300   Avon Products, Inc. ......................................     6,129,512
   117,700   Gillette Company..........................................     9,151,175
   203,600   Service Corporate International...........................     5,700,800
                                                                           ----------
             TOTAL CONSUMER GOODS AND SERVICES.........................    20,981,487       7.01%
                                                                           ----------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                                ----------      ------
             ELECTRONICS
   110,300   Fore Systems, Inc.(c).....................................  $  3,626,112
    68,800   Intel Corp. ..............................................     9,008,500
    90,000   Texas Instruments.........................................     5,737,500
                                                                           ----------
             TOTAL ELECTRONICS.........................................    18,372,112       6.14%
                                                                           ----------
             ENVIRONMENTAL MANAGEMENT
    93,000   WMX Technologies..........................................     3,034,125       1.01%
                                                                           ----------
             FINANCIAL SERVICES
   154,600   First Data Corp. .........................................     5,642,900
    83,800   Student Loan Marketing Association........................     7,803,875
                                                                           ----------
             TOTAL FINANCIAL SERVICES..................................    13,446,775       4.50%
                                                                           ----------
             FOOD AND BEVERAGE
   108,500   Boston Chicken, Inc.(c)...................................     3,892,437       1.30%
                                                                           ----------
             INSURANCE
   163,630   Travelers, Inc. ..........................................     7,424,694       2.48%
                                                                           ----------
             LEISURE AND RECREATION
   103,000   HFS, Inc.(c)..............................................     6,154,250
   237,600   Hilton Hotels.............................................     6,207,300
                                                                           ----------
             TOTAL LEISURE AND RECREATION..............................    12,361,550       4.13%
                                                                           ----------
             MACHINERY
    72,600   Thermo Electron Corp.(c)..................................     2,994,750       1.00%
                                                                           ----------
             MEDICAL AND OTHER HEALTH SERVICES
    81,100   Boston Scientific Corp.(c)................................     4,866,000
   117,700   Guidant Corp. ............................................     6,708,900
   134,500   HBO & Company.............................................     7,985,937
   112,800   Medtronic, Inc. ..........................................     7,670,400
                                                                           ----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES...................    27,231,237       9.10%
                                                                           ----------
             PHARMACEUTICALS
   114,700   American Home Products Corp. .............................     6,724,287
    96,800   Eli Lilly & Company.......................................     7,066,400
   112,300   Schering-Plough Corp......................................     7,271,425
                                                                           ----------
             TOTAL PHARMACEUTICALS.....................................    21,062,112       7.04%
                                                                           ----------
             RETAIL
   231,300   Dayton-Hudson Corp. ......................................     9,078,525
   113,200   Home Depot, Inc. .........................................     5,674,150
    84,700   Kohls Corp.(c)............................................     3,324,475
                                                                           ----------
             TOTAL RETAIL..............................................    18,077,150       6.04%
                                                                           ----------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                                ----------      ------
             TELECOMMUNICATIONS
   110,000   Ascend Communications, Inc.(c)............................  $  6,833,750
   117,700   Cascade Communications Corp.(c)...........................     6,488,212
                                                                           ----------
             TOTAL TELECOMMUNICATIONS..................................    13,321,962       4.45%
                                                                           ----------
             TOBACCO
    84,900   Philip Morris Companies, Inc. ............................     9,561,864       3.20%
                                                                           ----------
             TRANSPORTATION
    68,500   Burlington Northern Santa Fe..............................     5,916,688       1.99%
                                                                           ----------     ------
             TOTAL SECURITIES (Cost $276,480,203)......................   290,199,537      97.01%
                                                                           ----------     ------
 PRINCIPAL
             REPURCHASE AGREEMENT
$6,062,596   With Investors Bank & Trust, dated 12/31/96, 5.91%,
             repurchase proceeds at maturity $6,064,586, 01/02/97,
             (Collateralized by Federal Home Loan Mortgage Corp.,
             7.78%, due 08/01/24 with a value of $6,366,113)
             (Cost $6,063,591).........................................     6,063,591       2.03%
                                                                           ----------     ------
             Total Investments (Cost $282,543,794).....................   296,263,128      99.04%
             Other assets less liabilities.............................     2,864,558       0.96%
                                                                           ----------     ------
             NET ASSETS................................................  $299,127,686     100.00%
                                                                           ==========     ======
     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is
$282,543,794.
                           The following amount is based on costs for federal income tax purposes:
             Gross unrealized appreciation.............................   $20,146,269
             Gross unrealized depreciation.............................    (6,426,935)
                                                                           ----------
             Net unrealized appreciation...............................   $13,719,334
                                                                           ==========

---------------

(c) Non-income producing security

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              COMMON STOCK
              ADVERTISING
     27,700   Catalina Marketing Corp.(c)................................  $  1,526,963
     88,337   HA-LO Industries, Inc.(c)..................................     2,429,268
      5,300   Snyder Communications, Inc.(c).............................       143,100
                                                                           ------------
              TOTAL ADVERTISING..........................................     4,099,331      0.81%
                                                                           ------------
              AEROSPACE
    146,600   AAR Corp. .................................................     4,434,650      0.87%
                                                                           ------------
              APPAREL
     74,700   Catherines Stores Corp.(c).................................       410,850
     13,800   Fila Holdings Spa (ADR)(a).................................       802,125
     61,700   Gadzooks, Inc.(c)..........................................     1,126,025
     30,600   Gucci Group................................................     1,954,575
      3,600   Loehmann's, Inc.(c)........................................        82,800
     15,500   The Finish Line............................................       327,438
                                                                           ------------
              TOTAL APPAREL..............................................     4,703,813      0.93%
                                                                           ------------
              AUTOMOTIVE PRODUCTS
     37,300   Donnelly Corp. ............................................       913,850      0.18%
                                                                           ------------
              BANKS
    144,000   American Federal Bank......................................     2,718,000
     68,873   First Republic BanCorp, Inc.(c)............................     1,153,623
    125,600   First Savings Bank of Washington...........................     2,307,900
     71,535   First Union Corp. .........................................     5,293,590
    158,330   HUBCO, Inc. ...............................................     3,879,085
    116,400   Norwalk Savings Society(a).................................     2,720,850
    110,000   Peoples Bank...............................................     3,176,250
    160,000   Roosevelt Financial Group, Inc. ...........................     3,360,000
    145,400   Sterling Financial Corp.(c)................................     2,053,775
                                                                           ------------
              TOTAL BANKS................................................    26,663,073      5.26%
                                                                           ------------
              BUILDING MATERIALS
     10,000   Penn-America Group, Inc.(c)................................       161,250      0.03%
                                                                           ------------
              BUSINESS SERVICES
     80,800   Accustaff, Inc.(a)(c)......................................     1,706,900
     56,500   Alternative Resources Corp.(c).............................       981,687
     54,800   American Business Information(c)...........................     1,219,300
     10,000   CSS Industries, Inc. ......................................       260,000
     30,000   F.Y.I., Inc. ..............................................       626,250
     41,900   Iron Mountain, Inc.(c).....................................     1,267,475

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              BUSINESS SERVICES (CONTINUED)
     70,000   Labor Ready, Inc. .........................................  $    945,000
     51,600   Manpower, Inc. ............................................     1,677,000
                                                                           ------------
              TOTAL BUSINESS SERVICES....................................     8,683,612      1.71%
                                                                           ------------
              CHEMICALS
     70,576   TETRA Tech, Inc.(c)........................................     1,393,876      0.27%
                                                                           ------------
              COMMERCIAL SERVICES
     49,500   Greenwich Air Services -- Class B..........................     1,101,375
    128,300   Protection One, Inc.(a)....................................     1,266,962
                                                                           ------------
              TOTAL COMMERCIAL SERVICES..................................     2,368,337      0.47%
                                                                           ------------
              COMPUTERS AND OFFICE EQUIPMENT
     70,000   Amplicon, Inc. ............................................     1,382,500
     49,600   Applix, Inc.(c)............................................     1,085,000
    118,550   Cable Design Technologies(c)...............................     3,689,869
     36,200   CIBER, Inc.(a)(c)..........................................     1,086,000
     61,300   Compaq Computer(c).........................................     4,551,525
     39,500   Computer Associates International, Inc. ...................     1,965,125
     65,100   Comverse Technology, Inc.(c)...............................     2,461,594
     18,600   Documentum, Inc.(a)(c).....................................       627,750
     31,400   Encad, Inc.(c).............................................     1,295,250
     54,400   Intel Corp.(a).............................................     7,123,000
     10,500   Jaco Electronics, Inc. ....................................        89,250
    101,100   May & Speh, Inc.(c)........................................     1,238,475
     72,500   National Data Corp. .......................................     3,153,750
     35,000   Pure Atria Corp.(c)........................................       866,250
      2,820   Radius, Inc.(c)............................................         1,498
    146,300   Seagate Technology, Inc.(a)(c).............................     5,778,850
    145,300   Sterling Commerce, Inc.(a)(c)..............................     5,121,825
    121,000   US Office Products Company(a)..............................     4,129,125
     35,100   Visio Corp.(a)(c)..........................................     1,737,450
                                                                           ------------
              TOTAL COMPUTERS AND OFFICE EQUIPMENT.......................    47,384,086      9.34%
                                                                           ------------
              COMPUTER SOFTWARE AND SERVICES
     46,120   Aspen Technologies, Inc.(c)................................     3,701,130
     76,100   Cadence Design Systems, Inc.(c)............................     3,024,975
    131,500   Cambridge Technology Partners(c)...........................     4,413,469
     28,500   INSO Corp.(a)(c)...........................................     1,132,875
     53,300   JDA Software Group, Inc.(c)................................     1,519,050
     41,300   National Computer System, Inc. ............................     1,053,150
     52,800   Network Appliance, Inc.(c).................................     2,686,200

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     19,800   Parametric Technology Corp.(c).............................  $  1,017,225
     29,000   Platinum Entertainment(c)..................................       232,000
     43,700   Project Software & Development(c)..........................     1,851,789
     85,200   Rational Software Corp.(a)(c)..............................     3,370,725
     24,400   Renaissance Solutions, Inc.(c).............................     1,091,900
     41,900   Sapient Corp.(c)...........................................     1,765,038
     19,500   Scopus Technology, Inc.(c).................................       906,750
     18,800   Sterling Software(a)(c)....................................       594,550
     69,900   Ultrak, Inc.(c)............................................     2,131,950
     33,600   Veritas Software Corp.(c)..................................     1,671,600
     59,500   Whittman-Hart, Inc.(c).....................................     1,524,688
     68,200   Wind River Systems(c)......................................     3,230,975
                                                                           ------------
              TOTAL COMPUTER SOFTWARE AND SERVICES.......................    36,920,039      7.29%
                                                                           ------------
              CONSTRUCTION
    173,300   Daniel Industries..........................................     2,556,175
     90,000   Michael Baker Corp.(c).....................................       573,750
                                                                           ------------
              TOTAL CONSTRUCTION.........................................     3,129,925      0.62%
                                                                           ------------
              CONSUMER GOODS AND SERVICES
     67,500   Blyth Industries, Inc.(a)(c)...............................     3,079,687
     38,900   Carriage Services, Inc.(c).................................       870,387
     39,500   CUC International, Inc.(c).................................       938,125
     83,300   Helen of Troy, Ltd. .......................................     1,832,600
     42,000   LSI LTG Systems, Inc. .....................................       556,500
     69,000   Parlux Fragrances, Inc.(c).................................       284,625
                                                                           ------------
              TOTAL CONSUMER GOODS AND SERVICES..........................     7,561,924      1.49%
                                                                           ------------
              EDUCATION
     53,900   Alrenco, Inc.(c)...........................................       572,688
    179,825   ITT Educational Services, Inc.(c)..........................     4,158,453
    152,500   Kinder Care Learning Centers(c)............................     2,859,375
     32,700   Landauer, Inc. ............................................       801,150
     37,650   Learning Tree International(c).............................     1,110,675
    569,100   National Education Corp.(c)................................     8,678,775
     47,000   Sylvan, Inc.(c)............................................       611,000
                                                                           ------------
              TOTAL EDUCATION............................................    18,792,116      3.70%
                                                                           ------------
              ELECTRICAL EQUIPMENT
     57,200   Sawtek, Inc.(c)............................................     2,266,550      0.45%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              ELECTRONICS
    200,600   Alpha Industries, Inc.(c)..................................  $  1,579,725
    217,100   Charter Power Systems......................................     6,621,550
     67,500   Electro Rent Corp.(c)......................................     1,679,062
    104,600   Fore Systems, Inc.(c)......................................     3,438,725
     59,300   Gentex Corp.(c)............................................     1,193,412
    141,400   ILC Technology, Inc.(c)....................................     1,838,200
     46,200   Input/Output, Inc.(c)......................................       854,700
     34,700   Perceptron, Inc. ..........................................     1,188,475
     79,530   Richardson Electronics.....................................       656,123
     40,000   Sanmina Corp.(a)(c)........................................     2,260,000
     65,730   Sterling Electronics(c)....................................       879,139
     29,100   Uniphase Corp.(c)..........................................     1,527,750
     36,800   Vitesse Semiconductor Corp.(c).............................     1,674,400
                                                                           ------------
              TOTAL ELECTRONICS..........................................    25,391,261      5.01%
                                                                           ------------
              ENGINEERING
     19,500   Fluke Corp. ...............................................       870,187
    105,000   Rogers Corp.(c)............................................     2,848,125
    111,500   URS Corp.(c)...............................................     1,003,500
                                                                           ------------
              TOTAL ENGINEERING..........................................     4,721,812      0.93%
                                                                           ------------
              ENVIRONMENTAL MANAGEMENT SERVICES
    114,900   ABM Industries, Inc. ......................................     2,125,650
     53,000   American Disposal Services(c)..............................       980,500
     34,300   BHA Group, Inc. ...........................................       553,088
     59,500   National Sanitary Supply...................................       780,938
     54,000   Newpark Resources, Inc.(c).................................     2,011,500
     66,200   Republic Industries, Inc.(a)(c)............................     2,064,613
     30,000   Superior Services, Inc.(c).................................       611,250
     96,900   United Waste Systems, Inc.(c)..............................     3,330,938
     96,550   US Filter Corp.(a)(c)......................................     3,065,462
                                                                           ------------
              TOTAL ENVIRONMENTAL MANAGEMENT SERVICES....................    15,523,939      3.06%
                                                                           ------------
              FINANCE
    161,700   Allied Capital Advisers, Inc.(c)...........................       929,775
    108,500   Allied Capital Commercial Corp. ...........................     2,522,625
     83,500   Allied Capital Corp. ......................................     1,315,125
     85,392   Allied Capital Lending Company.............................     1,302,228
     30,000   CACI International, Inc.(c)................................       630,000
    125,200   Cash American Investments, Inc. ...........................     1,064,200
    106,470   Charter One Financial, Inc. ...............................     4,471,740

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              FINANCE (CONTINUED)
     46,588   Concord EFS, Inc.(c).......................................  $  1,316,097
     80,100   ContiFinancial Corp.(c)....................................     2,893,613
     28,000   Dollar Tree Stores, Inc.(c)................................     1,071,000
     27,500   Phoenix Duff & Phelps Corp. ...............................       195,937
     42,700   Sirrom Capital Corp. ......................................     1,569,225
     95,500   The Money Store, Inc.(a)...................................     2,638,188
     60,000   Washington Mutual, Inc. ...................................     2,598,750
                                                                           ------------
              TOTAL FINANCE..............................................    24,518,503      4.83%
                                                                           ------------
              FOOD AND BEVERAGE
     54,900   CKE Restaurants, Inc. .....................................     1,976,400
     21,200   Culligan Water Technologies(c).............................       858,600
      1,300   Dairymart Convenient Stores -- Class A(c)..................         5,850
     27,200   Glacier Water Services, Inc.(c)............................       622,200
     52,000   Landry's Seafood Restaurants(c)............................     1,111,500
    238,300   Ruby Tuesday, Inc.(c)......................................     4,408,550
     26,700   Scotsman Industries, Inc. .................................       630,788
                                                                           ------------
              TOTAL FOOD AND BEVERAGE....................................     9,613,888      1.90%
                                                                           ------------
              FORESTRY PRODUCTS
     31,000   Fibreboard Corp.(c)........................................     1,046,250      0.21%
                                                                           ------------
              FREIGHT AND CARGO
    113,800   Air Express International Corp. ...........................     3,670,050
     52,900   Atlas Air, Inc.(c).........................................     2,525,975
    105,474   Fritz Companies, Inc.(a)(c)................................     1,344,794
    238,700   Harper Group, Inc. ........................................     5,669,125
     40,500   Intercargo, Inc. ..........................................       346,781
    190,050   Pittston Burlington Group..................................     3,801,000
                                                                           ------------
              TOTAL FREIGHT AND CARGO....................................    17,357,725      3.42%
                                                                           ------------
              INDUSTRIAL
     27,000   Zoltek Companies, Inc.(a)(c)...............................       982,125      0.19%
                                                                           ------------
              INSURANCE
     80,000   HCC Insurance Holdings, Inc. ..............................     1,920,000
     38,600   National Western Life Insurance -- Class A(c)..............     3,358,200
     36,200   Penn Treaty American Corp. ................................       941,200
     66,400   Western National Corp. ....................................     1,278,200
    208,800   Willis Corroon Group (ADR).................................     2,401,200
                                                                           ------------
              TOTAL INSURANCE............................................     9,898,800      1.95%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              LEISURE AND RECREATION
     46,700   Dover Downs Entertainment(c)...............................  $    834,762
     61,300   Harveys Casinos Resorts....................................     1,034,437
     41,500   HFS, Inc.(c)...............................................     2,479,625
     28,000   Nimbus CD International, Inc.(c)...........................       238,000
     16,800   Sun International Hotels, Ltd.(a)..........................       613,200
                                                                           ------------
              TOTAL LEISURE AND RECREATION...............................     5,200,024      1.03%
                                                                           ------------
              MACHINERY
     76,000   K-Tron International, Inc.(c)..............................       779,000
     70,100   Varco International, Inc. .................................     1,621,062
                                                                           ------------
              TOTAL MACHINERY............................................     2,400,062      0.47%
                                                                           ------------
              MANUFACTURING
     56,000   Chase Brass Industries, Inc.(c)............................     1,113,000
     52,700   DT Industries, Inc. .......................................     1,844,500
    139,800   Lydall, Inc.(c)............................................     3,145,500
     33,050   Watsco, Inc. ..............................................       954,319
                                                                           ------------
              TOTAL MANUFACTURING........................................     7,057,319      1.39%
                                                                           ------------
              MEDIA
     75,000   Golden Books Family Entertainment(c).......................       834,375
    119,800   Granite Broadcasting Corp.(a)(c)...........................     1,272,875
     85,500   Houghton Mifflin Company...................................     4,841,437
     19,500   Premiere Radio Networks, Inc.(c)...........................       246,187
     50,500   Premiere Radio Networks -- Class A(c)......................       637,562
    308,600   Steck Vaughn Publishing Corp.(c)...........................     3,394,600
                                                                           ------------
              TOTAL MEDIA................................................    11,227,036      2.21%
                                                                           ------------
              MEDICAL AND OTHER HEALTH SERVICES
    128,600   Advocat, Inc.(c)...........................................       932,350
     46,300   Chemed Corp. ..............................................     1,689,950
     69,000   Community Care of America(c)...............................       284,625
     72,600   Gulf South Medical Supply, Inc.(c).........................     1,860,375
     54,400   HBO & Company..............................................     3,230,000
     33,200   Hologic, Inc.(c)...........................................       821,700
     61,300   Lifeline Systems, Inc.(c)..................................     1,072,750
     39,900   Living Centers Of America(c)...............................     1,107,225
    138,000   Morrison Health Care, Inc. ................................     2,035,500
      2,000   Neuromedical Systems, Inc. ................................        26,500
     83,700   Omnicare, Inc. ............................................     2,688,862
     60,100   Ornda HealthCorp.(c).......................................     1,757,925
     71,600   Orthodontic Centers Of America(a)(c).......................     1,145,600

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    285,000   Owens & Minor Holding Company..............................  $  2,921,250
      4,000   Pacificare Health Systems -- Class B.......................       341,000
     48,600   Physician Sales & Service(c)...............................       698,625
     36,100   Quintiles Transnational Corp.(a)(c)........................     2,391,625
     45,000   Quorum Health Group, Inc.(c)...............................     1,338,750
    109,600   Renal Treatment Centers, Inc.(c)...........................     2,794,800
     55,200   Retirement Care Associates(c)..............................       455,400
     28,000   Summit Care Corp.(c).......................................       458,500
     48,400   Sunrise Assisted Living, Inc.(c)...........................     1,349,150
     27,000   Target Therapeutics, Inc.(c)...............................     1,134,000
    194,400   Universal Health Services -- Class B(c)....................     5,564,700
                                                                           ------------
              TOTAL MEDICAL AND OTHER HEALTH SERVICES....................    38,101,162      7.51%
                                                                           ------------
              METALS AND MINING
     38,500   Furon Company..............................................       818,125
     52,200   RMI Titanium Company(a)(c).................................     1,468,125
     29,300   Wolverine Tube, Inc.(c)....................................     1,032,825
                                                                           ------------
              TOTAL METALS AND MINING....................................     3,319,075      0.65%
                                                                           ------------
              OIL AND GAS
     87,900   Berry Petroleum............................................     1,263,562
     64,100   Pool Energy Services(c)....................................       985,537
     49,000   Pride Petroleum Services, Inc.(a)(c).......................     1,139,250
     14,800   Schlumberger, Ltd. ........................................     1,478,150
     78,900   Tosco Corp. ...............................................     6,242,962
     46,400   World Fuel Services Corp. .................................     1,032,400
                                                                           ------------
              TOTAL OIL AND GAS..........................................    12,141,861      2.39%
                                                                           ------------
              PHARMACEUTICALS
     56,000   Applied Analytical Industries, Inc.(c).....................     1,071,000
     66,800   Dura Pharmaceuticals, Inc.(c)..............................     3,189,700
      1,059   Gensia, Inc.(c)............................................         4,898
     27,300   Jones Medical Industries, Inc. ............................       999,863
     33,400   NCS HealthCare, Inc. -- Class A(c).........................       972,775
     26,500   Parexel International Corp.(c).............................     1,368,062
                                                                           ------------
              TOTAL PHARMACEUTICALS......................................     7,606,298      1.50%
                                                                           ------------
              REAL ESTATE INVESTMENT TRUST
    115,900   Equity Inns, Inc. .........................................     1,506,700
     32,800   Health Care Property Investments, Inc. ....................     1,148,000
     39,000   Remedy Corp.(c)............................................     2,096,250

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              REAL ESTATE INVESTMENT TRUST (CONTINUED)
     57,800   RFS Hotel Investors, Inc. .................................  $  1,141,550
     44,500   Roc Communities, Inc. .....................................     1,234,875
     35,000   Sun Communities, Inc. .....................................     1,207,500
                                                                           ------------
              TOTAL REAL ESTATE INVESTMENT TRUST.........................     8,334,875      1.64%
                                                                           ------------
              RETAIL
     29,000   ACC Corp. .................................................       877,250
     86,300   American Safety Razor Company(c)...........................     1,208,200
     50,750   Chicago Miniature Lamp, Inc.(c)............................     2,106,125
    139,000   Consolidated Stores Corp.(c)...............................     4,465,375
     75,100   Fred's, Inc. ..............................................       647,737
    175,000   MacFrugals Bargains Close-Outs(c)..........................     4,571,875
    155,200   Michael Anthony Jewelers, Inc.(c)..........................       475,300
     43,000   Uni-Marts, Inc. ...........................................       247,250
     57,200   Vitalink Pharmacy Services(a)(c)...........................     1,315,600
     11,900   Wet Seal, Inc. -- Class A(c)...............................       254,362
                                                                           ------------
              TOTAL RETAIL...............................................    16,169,074      3.19%
                                                                           ------------
              SECURITY SYSTEMS
     32,600   ADT, Ltd.(c)...............................................       745,725
     78,000   Corestaff, Inc.(c).........................................     1,847,625
    201,000   Pittston Brink's Group.....................................     5,427,000
     36,700   Quantum Corp.(a)(c)........................................     1,050,538
    309,300   Sensormatic Electronics Corp.(a)...........................     5,180,775
                                                                           ------------
              TOTAL SECURITY SYSTEMS.....................................    14,251,663      2.81%
                                                                           ------------
              TELECOMMUNICATIONS
     82,700   Aaron Rents, Inc. -- Class B...............................       982,063
     47,000   Act Networks, Inc.(c)......................................     1,715,500
      7,900   American Telephone & Telegraph Corp. ......................       343,650
     11,900   Andrew Corp.(c)............................................       631,444
     69,500   Arch Communications Group, Inc.(c).........................       651,563
     76,100   Ascend Communications, Inc.(c).............................     4,727,712
     67,200   Aspect Telecommunication Corp.(c)..........................     4,267,200
      6,275   Associated Group, Inc. -- Class A(c).......................       192,956
     25,675   Associated Group, Inc. -- Class B(c).......................       763,831
     19,800   Cascade Communications Corp.(c)............................     1,091,475
     15,700   Cellular Communications of Puerto Rico(c)..................       310,075
    131,575   Centennial Cellular Corp. -- Class A(c)....................     1,595,347
     23,500   CFW Communications Company.................................       519,938
     38,100   Commnet Cellular, Inc.(c)..................................     1,062,037

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              TELECOMMUNICATIONS (CONTINUED)
    124,400   Communications Central, Inc.(c)............................  $    964,100
     33,500   Data Transmission Network(c)...............................       745,375
     62,000   Davel Communications Group(c)..............................     1,131,500
     45,600   Davox Corp.(a)(c)..........................................     1,881,000
     59,200   DSP Communications, Inc.(c)................................     1,147,000
     29,700   Emmis Broadcasting Corp. -- Class A........................       972,675
     55,000   Gray Communications System.................................     1,038,125
     78,100   Inter Tel, Inc.(c).........................................     1,483,900
    119,400   Jones Intercable, Inc. -- Class A(c).......................     1,238,775
    102,800   Loral Space & Communications...............................     1,888,950
     65,000   Midcom Communications, Inc.(c).............................       552,500
    120,200   Nokia Corp. (ADR)..........................................     6,926,525
      4,300   Osborn Communications Corp.(c).............................        64,030
     74,500   P-Com, Inc.(c).............................................     2,207,063
     72,300   Premisys Communications, Inc.(c)...........................     2,440,124
    109,100   Pronet, Inc.(c)............................................       477,312
     19,800   Qualcom, Inc.(c)...........................................       789,525
     47,100   Saga Communications, Inc.(c)...............................       918,450
     71,000   Sitel Corp.(c).............................................     1,002,875
     29,600   Vanguard Cellular Systems, Inc. -- Class A(c)..............       466,200
     66,100   Wireless Telecom Group, Inc. ..............................       684,538
                                                                           ------------
              TOTAL TELECOMMUNICATIONS...................................    47,875,333      9.44%
                                                                           ------------
              TOBACCO
     19,800   Philip Morris Companies, Inc. .............................     2,229,975      0.44%
                                                                           ------------
              TRANSPORTATION
    215,000   Airborne Freight Corp. ....................................     5,025,625
    198,700   CNF Transportation, Inc. ..................................     4,421,075
     65,000   Sea Containers, Ltd. ......................................     1,015,625
     21,900   Seacor Holdings, Inc.(c)...................................     1,379,700
                                                                           ------------
              TOTAL TRANSPORTATION.......................................    11,842,025      2.33%
                                                                           ------------
              UTILITIES
    600,000   El Paso Electric Company(c)................................     3,900,000      0.77%
                                                                           ------------    ------
              Total Common Stock (Cost $392,527,734).....................   470,186,517     92.69%
                                                                           ------------    ------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
 22,801,372   Merrimac Cash Fund -- Premium Class (Cost
                $22,801,372)(b)..........................................    22,801,372      4.49%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              TIME DEPOSITS
$ 7,491,678   First National Bank of Boston, 7.10%, 01/02/97(b)..........  $  7,493,636
  5,000,000   Harris Trust & Savings Bank, 6.50%, 01/02/97(b)............     5,001,252
 19,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....    19,004,756
                                                                           ------------
              TOTAL TIME DEPOSITS (Cost $31,499,644).....................    31,499,644      6.21%
                                                                           ------------   -------
              TOTAL SECURITIES (Cost $446,828,750).......................   524,487,533    103.39%
                                                                           ------------   -------
              REPURCHASE AGREEMENTS
 23,538,299   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $23,546,027, 01/02/97
                (Collateralized by various United States Government
                Agency Obligations, 6.50% -- 7.99%, due 05/20/22 to
                02/20/26, with a total value of $24,715,268) (Cost
                $23,542,163).............................................    23,542,163
 12,756,338   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $12,760,526, 01/02/97
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 8.21%, due 11/01/23 with a value of
                $4,975,533 and Federal National Mortgage Association,
                6.46%, due 01/25/25 with a value of $8,419,058) (Cost
                $12,758,432).............................................    12,758,432
  4,016,318   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $4,017,636 01/02/97
                (Collateralized by Federal National Mortgage Association,
                6.91%, due 07/01/18 with a value of $4,217,753) (Cost
                $4,016,977)..............................................     4,016,977
  4,508,214   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $4,509,694 01/02/97
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 7.41%, due 04/01/24 with a value of
                $4,733,999) (Cost $4,508,954)............................     4,508,954
                                                                           ------------
              TOTAL REPURCHASE AGREEMENTS (Cost $44,826,526).............    44,826,526      8.84%
                                                                           ------------   -------
              Total Investments (Cost $491,655,276)......................   569,314,059    112.23%
              Other assets less liabilities..............................   (62,049,816)   (12.23)%
                                                                           ------------   -------
              NET ASSETS.................................................  $507,264,243    100.00%
                                                                            ===========    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $494,020,516.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $ 94,819,037
              Gross unrealized depreciation..............................   (19,525,494)
                                                                           ------------
              Net unrealized appreciation................................  $ 75,293,543
                                                                            ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
  SHARES                                                                      VALUE      ASSETS
----------                                                                 -----------   -------
            COMMON STOCK
            BUILDING AND CONSTRUCTION
    15,500  Eagle Hardware & Garden, Inc.(c).............................  $   321,624      2.08%
                                                                            ----------
            COMPUTERS AND OFFICE EQUIPMENT
     9,000  Dell Computer Corp.(c).......................................      478,125
     7,300  Dynatech Corp.(c)............................................      323,025
    10,000  EMC Corp. ...................................................      331,250
    11,400  Encad, Inc.(c)...............................................      470,250
    20,000  Innovex, Inc. ...............................................      540,000
     3,000  Intel Corp. .................................................      392,813
     3,000  Microsoft Corp.(c)...........................................      247,875
    24,800  Siebel Systems, Inc.(c)......................................      669,600
    15,000  Sun Microsystems, Inc.(c)....................................      385,313
    13,700  Tech Data Corp. .............................................      375,038
     7,000  Western Digital(c)...........................................      398,125
                                                                            ----------
            TOTAL COMPUTERS AND OFFICE EQUIPMENT.........................    4,611,414     29.79%
                                                                            ----------
            COMPUTER SOFTWARE AND SERVICES
     8,000  3Com Corp.(c)................................................      587,000
     5,000  BMC Software, Inc.(c)........................................      206,875
    24,100  Chips & Tech, Inc.(c)........................................      439,825
     6,300  Compaq Computer(c)...........................................      467,775
    10,000  Compuware Corp.(c)...........................................      501,250
     4,000  Electronics for Imaging(c)...................................      329,000
     6,000  McAfee Associates, Inc.(c)...................................      264,000
     4,000  Parametric Technology Corp.(c)...............................      205,500
    10,300  Scopus Technology, Inc.(c)...................................      478,950
                                                                            ----------
            TOTAL COMPUTER SOFTWARE AND SERVICES.........................    3,480,175     22.48%
                                                                            ----------
            ELECTRICAL EQUIPMENT
    15,900  American Power Conversion Corp.(c)...........................      433,275
     7,800  Microchip Technology, Inc.(c)................................      396,825
     8,000  Sanmina Corp.(c).............................................      452,000
                                                                            ----------
            TOTAL ELECTRICAL EQUIPMENT...................................    1,282,100      8.28%
                                                                            ----------
            FINANCE
     6,700  Student Loan Marketing Association...........................      623,938      4.03%
                                                                            ----------
            MEDICAL AND OTHER HEALTH SERVICES
    10,000  Jones Medical Industries, Inc. ..............................      366,250
    40,000  Molecular Dynamics, Inc. ....................................      430,000
                                                                            ----------
            TOTAL MEDICAL AND OTHER HEALTH SERVICES......................      796,250      5.14%
                                                                            ----------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
  SHARES                                                                      VALUE      ASSETS
----------                                                                 ----------     -----
            TECHNOLOGY
    17,100  Boston Technology............................................  $   491,625      3.18%
                                                                            ----------
            TELECOMMUNICATIONS
    15,000  ADC Telecommunications, Inc.(c)..............................      466,874
     6,500  Ascend Communications, Inc.(c)...............................      403,813
    15,000  Brightpoint, Inc.(c).........................................      446,250
     5,000  Cascade Communications Corp.(c)..............................      275,625
     7,000  Cisco Systems, Inc.(c).......................................      445,375
    13,700  Digital Microwave Corp.(c)...................................      381,887
    12,000  Pairgain Technologies, Inc.(c)...............................      365,250
    10,800  Tellabs, Inc.(c).............................................      406,350
                                                                            ----------
            TOTAL TELECOMMUNICATIONS.....................................    3,191,424     20.62%
                                                                            ----------     -----
            TOTAL SECURITIES (Cost $14,563,091)..........................   14,798,550     95.60%
                                                                            ----------     -----
 PRINCIPAL
----------
            REPURCHASE AGREEMENT
$1,393,369  With Investors Bank & Trust, dated 12/31/96, 5.91%, repurchase proceeds at maturity $1,393,826, 01/02/97
              (Collateralized by Federal National Mortgage Association,
              6.55%, due 07/01/18 with a value of $1,463,118) (Cost
              $1,393,598)................................................    1,393,598      9.01%
                                                                            ----------     -----
            Total Investments (Cost $15,956,689).........................   16,192,148    104.61%
            Other assets less liabilities................................     (713,018)    (4.61)%
                                                                            ----------     -----
            NET ASSETS...................................................  $15,479,130    100.00%
                                                                            ==========     =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $15,956,689.

     The following amount is based on costs for federal income tax purposes:

            Gross unrealized appreciation................................  $   889,406
            Gross unrealized depreciation................................     (653,947)
                                                                           -----------
            Net unrealized appreciation..................................  $   235,459
                                                                            ==========

---------------
(c) Non-income producing security

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             CORPORATE BONDS AND NOTES
             AEROSPACE
$  250,000   BE Aerospace, 9.75%, 03/01/03...............................  $   261,875      1.70%
                                                                           -----------
             AUTOMOTIVE PRODUCTS
   225,000   Speedy Muffler King, Inc., 10.875%, 10/01/06................      241,313      1.57%
                                                                           -----------
             APPAREL
   300,000   William Carter, 10.375%, 12/01/06...........................      310,500      2.02%
                                                                           -----------
             BUSINESS SERVICES
   180,000   Iron Mountain, 10.125%, 10/01/06............................      190,800      1.24%
                                                                           -----------
             CHEMICAL
   150,000   Collins & Aikman Products, 11.50%, 04/15/06.................      163,313
    80,000   Foamex Limited Partnership, 11.25%, 10/01/02................       85,200
   240,000   General Chemical, Inc., 9.25%, 08/15/03.....................      245,400
                                                                           -----------
             TOTAL CHEMICAL..............................................      493,913      3.22%
                                                                           -----------
             CONSTRUCTION
   120,000   Toll Corp., 10.50%, 03/15/02................................      124,200      0.81%
                                                                           -----------
             CONSUMER GOODS AND SERVICES
   175,000   Purina Mills, 10.25%, 09/01/03..............................      180,687      1.18%
                                                                           -----------
             ELECTRONICS
   100,000   Calpine Corp., 9.25%, 02/01/04..............................       99,875      0.65%
                                                                           -----------
             ENVIRONMENTAL MANAGEMENT
   350,000   Allied Waste North America, 10.25%, 12/01/06................      367,063      2.39%
                                                                           -----------
             FINANCE
   320,000   Comcast Corp., 9.125%, 10/15/06.............................      327,200
   210,000   Costilla Energy, 10.25%, 10/01/06...........................      220,763
   300,000   Hawk Corp., 10.25%, 12/01/03................................      307,500
   130,000   ISP Holdings, Inc., 9.75%, 02/15/02.........................      135,525
   400,000   Mesa Operating, 11.625%, 07/01/06...........................      276,000
   205,000   Muzak LP/Capital, 10.00%, 10/01/03..........................      209,612
   100,000   Primark Corp., 8.75%, 10/15/00..............................      101,000
   150,000   Rayovac Corp., 10.25%, 11/01/06.............................      153,750
                                                                           -----------
             TOTAL FINANCE...............................................    1,731,350     11.26%
                                                                           -----------
             FOOD AND BEVERAGE
   250,000   Ameriking, Inc., 10.75%, 12/01/06...........................      258,750
   100,000   Cott Corp., 9.375%, 07/01/05................................      102,500
   160,000   Jitney-Jungle Stores, 12.00%, 03/01/06......................      169,600

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             FOOD AND BEVERAGE (CONTINUED)
$  150,000   Ralphs Grocery, 10.45%, 06/15/04............................  $   159,375
   120,000   Smith Food & Drug, 11.25%, 05/15/07.........................      132,600
                                                                           -----------
             TOTAL FOOD AND BEVERAGE.....................................      822,825      5.35%
                                                                           -----------
             FOREST AND PAPER PRODUCTS
   125,000   Repap New Brunswick, 9.875%, 07/15/00.......................      128,125
   150,000   Scotts Company, 9.875%, 08/01/04............................      156,750
                                                                           -----------
             TOTAL FOREST AND PAPER PRODUCTS.............................      284,875      1.85%
                                                                           -----------
             INDUSTRIAL
   200,000   Bell & Howell Company, 0.00%, 03/01/05......................      145,500
   300,000   Clark Materials, 10.75%, 11/15/06...........................      312,000
   180,000   Oregon Steel Mills, 11.00%, 06/15/03........................      191,250
   140,000   Riverwood International, 10.25%, 04/01/06...................      137,900
   100,000   Schuller International Group, 10.875%, 12/15/04.............      111,375
   100,000   Teekay Shipping, 8.32%, 02/01/08............................       99,625
   280,000   Westpoint Stevens, 9.375%, 12/15/05.........................      288,400
                                                                           -----------
             TOTAL INDUSTRIAL............................................    1,286,050      8.37%
                                                                           -----------
             LEISURE AND RECREATION
   200,000   Act III Theatres, 11.875%, 02/01/03.........................      216,000
   100,000   Host Marriott Travel Plaza, 9.50%, 05/15/05.................      104,375
   250,000   Trump Atlantic City, 11.25%, 05/01/06.......................      247,500
                                                                           -----------
             TOTAL LEISURE AND RECREATION................................      567,875      3.69%
                                                                           -----------
             MACHINERY
   100,000   Carrols Corp., 11.50%, 08/15/03.............................      105,750
    80,000   Clark USA, Inc., 10.875%, 12/01/05..........................       82,200
   150,000   Mettler Toledo, 9.75%, 10/01/06.............................      157,500
   175,000   Scotsman Group, 9.50%, 12/15/00.............................      180,687
                                                                           -----------
             TOTAL MACHINERY.............................................      526,137      3.42%
                                                                           -----------
             MANUFACTURING
   150,000   American Standard Senior Notes, 10.875%, 05/15/99...........      160,125
   225,000   Buckeye Cellulose Corp., 8.50%, 12/05/05....................      225,562
    75,000   IDEX Corp., 9.75%, 09/15/02.................................       78,750
   190,000   Unisys Corp., 12.00%, 04/15/03..............................      203,300
   250,000   Viking Star Ship, 9.625%, 07/15/03..........................      261,250
   100,000   Westinghouse Air, 9.375%, 06/15/05..........................      102,500
                                                                           -----------
             TOTAL MANUFACTURING.........................................    1,031,487      6.71%
                                                                           -----------
             MEDIA
   100,000   ARA Group, 8.50%, 06/01/03..................................      104,182

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             MEDIA (CONTINUED)
$  200,000   Infinity Broadcasting, 10.375%, 03/15/02....................  $   212,000
    50,000   Jones Intercable, 9.625%, 03/15/02..........................       52,500
   125,000   Rogers Cablesystems, Ltd., 11.00%, 12/01/15.................      134,062
   190,000   Rogers Cantel, 9.375%, 06/01/08.............................      199,025
   250,000   Viacom International, 8.00%, 07/07/06.......................      239,206
                                                                           -----------
             TOTAL MEDIA.................................................      940,975      6.12%
                                                                           -----------
             MEDICAL AND OTHER HEALTH SERVICES
   150,000   NL Industries, Inc., 11.75%, 10/15/03.......................      158,625
   210,000   Owens & Minor, Inc., 10.875%, 06/01/06......................      225,750
   120,000   Quorum Health, 8.75%, 11/01/05..............................      123,150
                                                                           -----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................      507,525      3.30%
                                                                           -----------
             METALS AND MINING
   250,000   Freeport McMoran Resource Partners, 8.75%, 02/15/04.........      259,756
   180,000   Renco Metals Senior Notes, 11.50%, 07/01/03.................      188,550
                                                                           -----------
             TOTAL METALS AND MINING.....................................      448,306      2.92%
                                                                           -----------
             OIL AND GAS
   175,000   Gulf Canada Resources, Ltd., 9.25%, 01/15/04................      185,500
   230,000   Vintage Petroleum Senior Subordinated Notes, 9.00%,
               12/15/05..................................................      235,750
                                                                           -----------
             TOTAL OIL AND GAS...........................................      421,250      2.74%
                                                                           -----------
             PUBLISHING
   210,000   Hollinger International Publishing, 9.25%, 02/01/06.........      207,900      1.35%
                                                                           -----------
             RETAIL
   175,000   Finlay Fine Jewelry, 10.625%, 05/01/03......................      182,875      1.19%
                                                                           -----------
             TELECOMMUNICATIONS
   200,000   Allbritton Communications, 11.50%, 08/15/04.................      211,000
   250,000   Century Communications, 9.75%, 02/15/02.....................      257,500
   200,000   Essex Group, 10.00%, 05/01/03...............................      207,500
   250,000   Gray Communication System, Inc., 10.625%, 10/01/06..........      264,375
   275,000   Jacor Communications, 9.75%, 12/15/06.......................      280,844
   100,000   Lenfest Communications, 8.375%, 11/01/05....................       96,625
    50,000   Lenfest Communications, 10.50%, 06/15/06....................       52,750
                                                                           -----------
             TOTAL TELECOMMUNICATIONS....................................    1,370,594      8.92%
                                                                           -----------
             TRANSPORTATION
   200,000   Sea Containers, 9.50%, 07/01/03.............................      201,500      1.31%
                                                                           -----------
             UTILITIES -- ELECTRIC
   200,000   California Energy Company, Inc., 9.875%, 6/30/03............      211,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             UTILITIES -- ELECTRIC (CONTINUED)
$  200,000   El Paso Electric Company, 8.90%, 02/01/06...................  $   211,000
   110,000   El Paso Electric Company, 9.40%, 05/01/11...................      117,700
                                                                           -----------
             TOTAL UTILITIES -- ELECTRIC.................................      539,700      3.51%
                                                                           -----------   -------
             TOTAL SECURITIES (Cost $12,969,120).........................   13,341,450     86.79%
                                                                           -----------   -------
             REPURCHASE AGREEMENT
 1,751,164   With Investors Bank & Trust, dated 12/31/96, 5.91%,
               repurchase proceeds at maturity $1,751,739, 01/02/97
               (Collateralized by Federal Home Loan Mortgage Corporation
               6.84%, due 11/15/23, with a value of $1,843,413) (Cost
               $1,751,451)...............................................    1,751,451     11.39%
                                                                           -----------   -------
             Total Investments (Cost $14,720,571)........................   15,092,901     98.18%
             Other assets less liabilities...............................      279,785      1.82%
                                                                           -----------   -------
             NET ASSETS..................................................  $15,372,686    100.00%
                                                                           ===========   =======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $14,720,571.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $   397,366
             Gross unrealized depreciation...............................      (25,036)
                                                                           -----------
             Net unrealized appreciation.................................  $   372,330
                                                                            ==========

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       ------------   --------   -------
               COMMON STOCKS AND WARRANTS
               AEROSPACE
      99,400   CAE Industries....................................  $    750,579      0.51%      CDA
               AUTOMOBILE
      17,000   Daimler Benz AG(c)................................     1,169,287                 GER
      50,000   Honda Motor Company, Ltd..........................     1,425,860                 JPN
      67,000   Mitsubishi Motor Corp.............................       487,760                 JPN
      10,000   Peugeot SA(c).....................................     1,123,349                 FRA
     131,000   Suzuki Motor Corp.................................     1,196,344                 JPN
      47,000   Toyota Motor Company..............................     1,348,406                 JPN
      20,063   Valeo.............................................     1,234,946                 FRA
       2,400   Volkswagen AG.....................................       996,685                 GER
      25,000   Volvo Aktiebolag..................................       551,038                 SWE
                                                                   -------------
               TOTAL AUTOMOBILE..................................     9,533,675      6.43%
                                                                   -------------
               BANKS
     137,900   Allied Irish Banks PLC............................       920,345                  UK
      15,000   Banco de Santander (ADR)..........................       952,500                 SPA
       2,000   Banco Popular Espanola............................       392,081                 SPA
      19,000   Bangkok Bank Company, Ltd.........................       183,774                 THA
     330,000   Bank of Scotland..................................     1,739,364                  UK
      21,000   Compagnie Financierede Suez(c)....................       891,099                 FRA
      11,000   CS Holdings.......................................     1,126,443                 SWI
       1,860   Holderbank Financial Glaris -- Class B............     1,324,295                 SWI
      50,515   National Westminster Bank.........................       593,021                  UK
      27,500   Overseas Chinese Banking Corp.....................       342,073                 SIN
     101,800   Thai Farmers Bank(c)..............................       635,252                 THA
      23,000   The Bank of Tokyo Mitsubishi......................       426,036                 JPN
     196,000   Westpac Banking Corp..............................     1,114,613                 AUS
                                                                   -------------
               TOTAL BANKS.......................................    10,640,896      7.18%
                                                                   -------------
               CHEMICALS
      32,000   AGA AB -- Class B.................................       478,029                 SWE
      20,000   Norsk Hydro.......................................     1,080,592                 NOR
                                                                   -------------
               TOTAL CHEMICALS...................................     1,558,621      1.05%
                                                                   -------------
               COMPUTER SOFTWARE AND SERVICES
       7,000   Softbank Corp.....................................       493,925      0.33%      JPN
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------    -------
               CONSTRUCTION
      22,000   Rohm Company......................................  $  1,440,509                 JPN
      89,000   Sekisui House, Ltd.(c)............................       904,792                 JPN
                                                                   -------------
               TOTAL CONSTRUCTION................................     2,345,301      1.58%
                                                                   -------------
               CONSUMER GOODS AND SERVICES
      17,000   Electrolux........................................       985,935                 SWE
      20,482   EMI Group PLC.....................................       483,613                  UK
      32,000   Fuji Photo Film...................................     1,053,155                 JPN
      12,700   Hennes & Mauritz AB -- Class B....................     1,755,822                 SWE
      33,000   Hoya Corp.(c).....................................     1,293,613                 JPN
      24,000   Izumi.............................................       334,968                 JPN
      99,000   Nikon Corp........................................     1,228,224                 JPN
      22,200   Nintendo Corp., Ltd...............................     1,585,577                 JPN
      73,203   Reckitt and Colman PLC............................       905,711                  UK
       2,000   Secom Company, Ltd................................       120,789                 JPN
      15,700   Sony Corp.........................................     1,026,647                 JPN
     175,346   Thorn PLC(c)......................................       759,161                  UK
                                                                   -------------
               TOTAL CONSUMER GOODS AND SERVICES.................    11,533,215      7.78%
                                                                   -------------
               ELECTRONICS
         750   ABB AG............................................       930,014                 SWI
      25,200   Bombardier, Inc. -- Class B.......................       465,149                 CDA
      80,000   Electrocomponents PLC.............................       631,120                  UK
      50,000   Hitachi Ltd.......................................       465,235                 JPN
      24,000   Komori Corp.......................................       508,658                 JPN
      12,000   Kyocera Corp......................................       746,446                 JPN
      17,000   Murata Manufacturing Company, Ltd.................       563,883                 JPN
      28,000   Talisman Energy, Inc.(c)..........................       931,524                 CDA
                                                                   -------------
               TOTAL ELECTRONICS.................................     5,242,029      3.54%
                                                                   -------------
               ENGINEERING
      17,000   Chudenko Corp.....................................       489,186      0.33%      JPN
                                                                   -------------
               ENVIRONMENTAL MANAGEMENT SERVICES
         900   Kurita Water Industries...........................        18,144      0.01%      JPN
                                                                   -------------
               FINANCE
      62,600   HSBC Holdings PLC.................................     1,398,008                  UK
      55,953   Lend Lease Corp., Ltd.............................     1,084,358                 AUS
     130,000   Lloyds TSB Group PLC(c)...........................       958,841                  UK
      24,000   Nomura Securities Company, Ltd....................       359,782                 JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------    -------
               FINANCE (CONTINUED)
       6,000   Shohkoh Fund......................................  $  1,302,662                 JPN
      84,000   Wako Securities Company, Ltd......................       434,213                 JPN
                                                                   -------------
               TOTAL FINANCE.....................................     5,537,864      3.74%
                                                                   -------------
               FOOD AND BEVERAGE
      98,000   Amatil Ltd., Coca Cola............................     1,046,905                 AUS
      80,000   Cadbury Schweppes PLC.............................       674,936                  UK
       6,300   Heineken NV.......................................     1,113,776                 NET
      45,000   Jusco Company.....................................     1,523,646                 JPN
      45,600   Lion Nathan.......................................       109,217                 NZE
         900   Nestle............................................       963,193                 SWI
      21,000   Seagrams Company, Ltd.............................       813,750                 CDA
                                                                   -------------
               TOTAL FOOD AND BEVERAGE...........................     6,245,423      4.22%
                                                                   -------------
               INDUSTRIAL
      31,200   Advantest Corp....................................     1,459,602                 JPN
      43,000   Alcan Aluminum, Ltd...............................     1,445,875                 CDA
     107,000   Kawasaki Steel....................................       306,972                 JPN
      60,000   Reed International, Ltd.(c).......................     1,127,400                  UK
     230,000   Western Mining Corp. Holding, Ltd.................     1,448,632                 AUS
                                                                   -------------
               TOTAL INDUSTRIAL..................................     5,788,481      3.91%
                                                                   -------------
               INSURANCE
     161,210   Alleanza Assicuraz................................       805,776                 ITA
     277,073   GIO Australian Holdings, Ltd......................       708,586                 AUS
      12,000   Mapfre Vida Seguros...............................       830,290                 SPA
      62,000   Mitsui Marine & Fire Insurance....................       332,779                 JPN
      78,000   Siebe PLC.........................................     1,446,931                  UK
     145,000   Yasuda Fire and Marine Insurance..................       752,043                 JPN
                                                                   -------------
               TOTAL INSURANCE...................................     4,876,405      3.29%
                                                                   -------------
               INVESTMENT HOLDING COMPANIES
         395   Baloise Holdings..................................       791,340                 SWI
     477,000   Brierley Investments, Ltd.........................       441,464                 NZE
     184,000   Hutchison Whampoa.................................     1,445,118                 HNG
     416,000   Sime Darby Berhad.................................     1,638,957                 MAL
                                                                   -------------
               TOTAL INVESTMENT HOLDING COMPANIES................     4,316,879      2.91%
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------    -------
               LEISURE AND RECREATION
     162,000   Euro Disneyland SCA(c)............................  $    320,954                 FRA
     129,200   San Miquel Corp. -- Class B.......................       569,850                 PHI
                                                                   -------------
               TOTAL LEISURE AND RECREATION......................       890,804      0.60%
                                                                   -------------
               MANUFACTURING
      16,600   ABB AB -- Class A.................................     1,871,990                 SWE
      19,800   ASM Lithography Holding NV(c).....................       986,288                 NET
       8,400   Mannesmann AG.....................................     3,635,563                 GER
     151,000   Mitsubishi Heavy..................................     1,196,856                 JPN
      99,000   Morgan Crucible Company PLC.......................       740,352                  UK
      10,600   Orkla Borregaard..................................       672,317                 NOR
      30,800   Philips Electronics NV............................     1,246,430                 NET
      24,600   Philips Electronics NV (ADR)......................       984,000                 NET
                                                                   -------------
               TOTAL MANUFACTURING...............................    11,333,796      7.65%
                                                                   -------------
               MEDIA
     115,000   British Sky Broadcasting PLC......................     1,027,284                  UK
       2,037   Canal Plus(c).....................................       449,032                 FRA
      17,100   Grupo Televisa (GDR)(c)...........................       438,188                 MEX
      69,440   News Corp., Ltd...................................       366,213                 AUS
      30,000   News Corp., Ltd. (ADR)............................       626,250                 AUS
      53,000   Rogers Communications -- Class B(c)...............       390,541                 CDA
      49,000   Singapore Press Holdings, Ltd.....................       966,814                 SIN
     100,000   Television Broadcasts, Ltd........................       399,480                 HNG
     111,000   Thomson Corp......................................     2,441,385                 CDA
      35,000   Tokyo Broadcasting................................       533,729                 JPN
                                                                   -------------
               TOTAL MEDIA.......................................     7,638,916      5.15%
                                                                   -------------
               MEDICAL AND OTHER HEALTH SERVICES
       7,400   Synthelabo(c).....................................       798,539      0.54%      FRA
                                                                   -------------
               METALS AND MINING
      46,000   Inco, Ltd.........................................     1,466,250                 CDA
      29,863   Pechiney SA -- Class A............................     1,248,805                 FRA
     216,000   Placer Pacific, Ltd...............................       319,097                 AUS
                                                                   -------------
               TOTAL METALS AND MINING...........................     3,034,152      2.05%
                                                                   -------------
               OIL AND GAS
      98,000   British Gas Corp..................................       375,663                  UK
      17,200   Societe Nationale ELF-Aquitaine...................     1,562,601                 FRA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------    -------
               OIL AND GAS (CONTINUED)
      20,000   Suncor, Inc.......................................  $    827,500                 CDA
      15,000   YPF Sociedad Anonima -- (ADR).....................       378,750                 ARG
                                                                   -------------
               TOTAL OIL AND GAS.................................     3,144,514      2.12%
                                                                   -------------
               PHARMACEUTICALS
      59,000   Astra AB..........................................     2,911,969                 SWE
       8,000   Astra AB -- A Shares (ADR)(c).....................       392,000                 SWE
      52,000   Banyu Pharmaceutical Company......................       725,764                 JPN
      20,000   Hoechst AG........................................       943,476                 GER
       3,600   Hoechst AG Warrant, (Expires: 3/19/99)............       270,039                 GER
       1,275   Novartis AG.......................................     1,455,681                 SWI
      76,000   Sankyo Company, Ltd...............................     2,147,669                 JPN
         600   Zeneca Group PLC (ADR)............................        50,400                  UK
      50,800   Zeneca Group PLC..................................     1,430,061                  UK
                                                                   -------------
               TOTAL PHARMACEUTICALS.............................    10,327,059      6.97%
                                                                   -------------
               REAL ESTATE
      62,000   City Developments.................................       558,465                 SIN
     103,000   Mitsui Fudosan....................................     1,029,372                 JPN
                                                                   -------------
               TOTAL REAL ESTATE.................................     1,587,837      1.07%
                                                                   -------------
               TELECOMMUNICATIONS
      86,000   Cable & Wireless..................................       718,195                  UK
          84   DDI Corp..........................................       554,355                 JPN
      12,200   Deutsche Telekom AG(c)............................       256,886                 GER
      50,000   Ericsson AB -- Class B Free.......................     1,545,100                 SWE
      20,000   Ericsson L M Telephone (ADR)......................       603,750                 SWE
     790,000   Hong Kong Telecommunications, Ltd.................     1,271,505                 HNG
         800   Hong Kong Telecommunications, Ltd. (ADR)..........        13,000                 HNG
      23,800   Nokia AB -- Class A...............................     1,377,701                 FIN
       8,300   Nokia AB -- Class K...............................       479,018                 FIN
      15,000   Northern Telecom, Ltd.............................       928,125                 CDA
      22,300   Portugal Telecom SA (ADR).........................       629,975                 POR
     350,000   Technology Resources Industries...................       690,130                 MAL
     456,000   Telecom Italia Mobile.............................     1,150,077                 ITA
     253,000   Telecom Italia Mobile DRNC........................       360,221                 ITA
      18,500   Telecomunicacoes Brasileiras (ADR)................     1,424,319                 BRA
      79,000   Telefonica........................................     1,831,133                 SPA
      40,600   Telefonos De Mexico (ADR).........................     1,339,800                 MEX
      23,000   Vodafone Group PLC (ADR)..........................       951,625                  UK
                                                                   -------------
               TOTAL TELECOMMUNICATIONS..........................    16,124,915     10.88%
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------    -------
               TEXTILES
      74,000   Italcenenti Fabbriche Riunit......................  $    413,675                 ITA
      28,000   Wacoal Corp.......................................       308,778                 JPN
                                                                   -------------
               TOTAL TEXTILES....................................       722,453      0.49%
                                                                   -------------
               TIRE AND RUBBER
      58,000   Bridgestone Corp..................................     1,099,332      0.74%      JPN
                                                                   -------------
               TOBACCO
      74,100   B.A.T. Industries.................................       613,741                  UK
      47,000   Imasco, Ltd.......................................     1,152,149                 CDA
                                                                   -------------
               TOTAL TOBACCO.....................................     1,765,890      1.19%
                                                                   -------------
               TRANSPORTATION
      50,000   Brambles Industries, Ltd..........................       974,945                 AUS
     189,000   Citic Pacific, Ltd................................     1,097,088                 HNG
     122,000   Kawasaki Kisen....................................       277,476                 JPN
       1,400   Swissair..........................................     1,129,199                 SWI
                                                                   -------------
               TOTAL TRANSPORTATION..............................     3,478,708      2.35%
                                                                   -------------
               UTILITIES
     336,200   Consolidated Electric Power Asia..................       788,859                 HNG
     228,000   Hong Kong Electric................................       757,530                 HNG
          79   Nippon Telegraph and Telephone Corp...............       597,587                 JPN
         300   Tele Danmark -- Class B...........................        16,528                 DEN
      34,600   Tele Danmark (ADR)................................       942,850                 DEN
     550,000   Telicom Italia Spa(c).............................     1,425,158                 ITA
                                                                   -------------
               TOTAL UTILITIES...................................     4,528,512      3.06%
                                                                   -------------
               TOTAL COMMON STOCK AND WARRANTS
                 (Cost $123,595,817).............................   135,846,050     91.67%
                                                                   -------------   ------
               PREFERRED STOCKS
               COMPUTER SOFTWARE AND SERVICES
       4,900   Sap AG Vorzug.....................................       683,598      0.46%      GER
                                                                   -------------
               PHARMACEUTICALS
         200   Wella AG..........................................       105,898      0.07%      GER
                                                                   -------------
               TOTAL PREFERRED STOCKS (Cost $919,409)............       789,496      0.53%
                                                                   -------------   ------

  PRINCIPAL
  ----------

               CORPORATE BONDS AND NOTES
               NON-CONVERTIBLE BONDS AND NOTES
               BANKS
  $  243,000   Bangkok Bank Public Company, 3.25%, 03/03/04......       237,836      0.16%      THA
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
  PRINCIPAL                                                           VALUE        ASSETS    COUNTRY
  ----------                                                       ------------   --------   -------
               CONSTRUCTION
     150,830   Sekisui House 2.50%, 01/31/02.....................  $    162,825      0.11%      JPN
                                                                   -------------
               TOTAL NON-CONVERTIBLE BONDS AND NOTES.............       400,661      0.27%
                                                                   -------------   ------
               CONVERTIBLE BONDS AND NOTES
               BANKS
  $  136,661   Fujitsu Ltd. Series 8, 1.90%, 03/29/03............       145,125                 JPN
     266,387   Fujitsu Ltd. Series 9, 1.95%, 03/31/03............       282,576                 JPN
     192,638   Fujitsu Ltd. Series 10, 2.00%, 03/31/04...........       202,629                 JPN
     390,000   Renong Berhad, 2.50% 01/15/05.....................       453,863                 MAL
                                                                   -------------
                                                                      1,084,193      0.73%
                                                                   -------------
               TELECOMMUNICATIONS
       2,000   Ericsson L M Tel, 4.25%, 06/30/00.................         8,375      0.01%      SWE
                                                                   -------------
               TIRE AND RUBBER
     270,976   Michelin CV, 6.00% 01/02/98.......................       283,746      0.19%      FRA
                                                                   -------------
               TOTAL CONVERTIBLE BONDS AND NOTES.................     1,376,314      0.93%
                                                                   -------------   ------
               TOTAL CORPORATE BONDS AND NOTES (Cost
                 $1,825,460).....................................     1,776,975      1.20%
                                                                   -------------   ------
               TOTAL SECURITIES (Cost $126,340,686)..............   138,412,521     93.40%
                                                                   -------------   ------
               REPURCHASE AGREEMENT
               With Investors Bank & Trust, dated 12/31/96,
                 5.91%, repurchase proceeds at maturity
                 $8,713,094, 01/02/97 (Collateralized by the
                 Federal Home Loan Mortgage Corp., 7.10%, due
                 05/25/23 with a value of $8,471,741 and Federal
                 National Mortgage Association, 6.77%, due
                 11/25/22 with a value of $677,555) (Cost
                 $8,711,664).....................................     8,711,664      5.88%      USA
   8,710,234
                                                                   -------------   ------
               Total Investments (Cost $135,052,350).............   147,124,185     99.28%
               Other assets less liabilities.....................     1,060,712      0.72%
                                                                   -------------   ------
               NET ASSETS........................................  $148,184,897    100.00%
                                                                   =============   ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $135,240,256.

     The following amount is based on costs for federal income tax purposes:

               Gross unrealized appreciation.....................  $ 18,055,498
               Gross unrealized depreciation.....................    (6,171,569)
                                                                   ------------
               Net unrealized appreciation.......................  $ 11,883,929
                                                                    ===========

---------------
(c) Non-income producing security

(ADR) -- American Depository Receipt

(GDR) -- Global Depository Receipt

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                PERCENT OF TOTAL
                            COUNTRY COMPOSITION                                SECURITIES AT VALUE
----------------------------------------------------------------------------   -------------------
Argentina (ARG).............................................................            0.27%
Australia (AUS).............................................................            5.56%
Brazil (BRA)................................................................            1.03%
Canada (CDA)................................................................            8.39%
Denmark (DEN)...............................................................            0.69%
Finland (FIN)...............................................................            1.34%
France (FRA)................................................................            5.72%
Germany (GER)...............................................................            5.82%
Hong Kong (HNG).............................................................            4.17%
Italy (ITA).................................................................            3.00%
Japan (JPN).................................................................           23.77%
Malaysia (MAL)..............................................................            2.01%
Mexico (MEX)................................................................            1.28%
Netherlands (NET)...........................................................            3.13%
New Zealand (NZE)...........................................................            0.40%
Norway (NOR)................................................................            1.27%
Philippines (PHI)...........................................................            0.41%
Portugal (POR)..............................................................            0.46%
Singapore (SIN).............................................................            1.35%
Spain (SPA).................................................................            2.89%
Sweden (SWE)................................................................            8.02%
Switzerland (SWI)...........................................................            5.58%
Thailand (THA)..............................................................            0.76%
United Kingdom (UK).........................................................           12.68%
                                                                                      ------
TOTAL PERCENTAGE............................................................          100.00%
                                                                                      ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). The High-Yield Bond Series and International Equity Series commenced operations on August 22, 1995 and September 29, 1995, respectively. The Equity Value Series and Aggressive Value Series commenced operations on April 19, 1996.

     The International Equity Series was established by a redemption of assets in-kind, valued at $77,137,079 from the Non-U.S. Equity Fund for Participant Directed Plans within the Capital Guardian Collective Trust for Employee Benefit Plans, a bank collective trust fund established and maintained by Capital Guardian Trust Company, which were immediately invested at market value into the Portfolio. The transaction was a non-taxable event.

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business on each day or at the closing bid price for over-the-counter securities. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities not reported on the NASDAQ system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market

                        DIVERSIFIED INVESTORS PORTFOLIOS

     B.  REPURCHASE AGREEMENTS (CONTINUED)
     value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rate.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and the Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss in the "Statement of Assets and Liabilities". A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     F.  FEDERAL INCOME TAXES

          It is the Series policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the day after the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is the parent company of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                         PERCENTAGE INVESTMENT
                             AUSA SUBACCOUNT                                 IN PORTFOLIO
    ------------------------------------------------------------------  -----------------------
    Money Market......................................................           35.19%
    High Quality Bond.................................................           60.79%
    Intermediate Government Bond......................................           54.59%
    Government/Corporate Bond.........................................           26.46%
    Balanced..........................................................           48.20%
    Equity Income.....................................................           67.31%
    Equity Value......................................................           74.79%
    Growth & Income...................................................           64.43%
    Equity Growth.....................................................           87.94%
    Special Equity....................................................           58.48%
    Aggressive Equity.................................................           73.21%
    High Yield Bond...................................................           65.69%
    International Equity..............................................           54.00%

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Series Portfolio with respect to each Series. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services under the Advisory Agreement, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee.

     For each Series, the Advisor has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of the Advisor. For its services under each Subadvisory Agreement, the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

  DIVERSIFIED INVESTORS PORTFOLIO                                           ADVISOR     SUBADVISORS
              SERIES                         PORTFOLIO SUBADVISORS            FEE           FEE
-----------------------------------  -------------------------------------  -------     -----------
Money Market Series................  1740 Advisors, Inc.                      0.25%(1)      0.05%
High Quality Bond Series...........  Merganser Capital Management
                                     Corporation                              0.35        (2)
Intermediate Government Bond
  Series...........................  1740 Advisors, Inc.                      0.35(1)       0.15
Government/Corporate Bond Series...  1740 Advisors, Inc.                      0.35          0.15
Balanced Series....................  Institutional Capital Corporation        0.45        (3)
Equity Income Series...............  1740 Advisors, Inc.                      0.45          0.25
Equity Value Series................  Ark Asset Management Co., Inc.           0.57(1)     (4)
Growth & Income Series.............  Putnam Advisory Company, Inc.            0.60(1)     (5)
Equity Growth Series...............  Jundt Associates, Inc.(6)                0.70          0.63
                                     Chancellor LGT Asset Management          0.62(1)     (7)
Special Equity Series..............  (8)                                      0.80(1)       0.50
Aggressive Equity Series...........  McKinley Capital Management              0.97(1)     (9)
High-Yield Bond Series.............  Delaware Investment Advisors             0.55(1)    (10)
International Equity Series........  Capital Guardian Trust Company           0.75(1)    (11)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.50% on the first $10,000,000 in average daily net assets, 0.375% on the next $15,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets and 0.1875% on all average daily net assets in excess of $100,000,000.

 (3) 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000.

 (4) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets. When average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (5) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
 (6) Jundt Associates, Inc. served as the subadvisor from January 1, 1996 to November 14, 1996. Chancellor LGT Asset Management assumed the role of subadvisor on November 15, 1996.

 (7) 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000

 (8) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

 (9) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(10) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

(11) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 to $50,000,000 in average daily net assets, 0.425% on the next $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the year ended December 31, 1996, except for the Equity Value Series and the Aggressive Equity Series which commenced operations on April 19, 1996, the Advisor has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

                                 FUND                                      EXPENSE CAP
    ---------------------------------------------------------------  ------------------------
    Money Market Series............................................  30 basis points (b.p.)
    High Quality Bond Series.......................................  40 b.p.
    Intermediate Government Bond Series............................  40 b.p.
    Government/Corporate Bond Series...............................  40 b.p.
    Balanced Series................................................  50 b.p.
    Equity Income Series...........................................  50 b.p.
    Equity Value Series............................................  60 b.p.
    Growth & Income Series.........................................  65 b.p.
    Equity Growth Series...........................................  65 b.p.
    Special Equity Series..........................................  85 b.p.
    Aggressive Equity Series.......................................  100 b.p.
    High-Yield Bond Series.........................................  60 b.p.
    International Equity Series....................................  90 b.p.

     For the Equity Growth Series the expense cap in effect from January 1, 1996 through November 13, 1996 was 75 b.p. Effective November 14, 1996, the Board of Trustees approved a change in the expense cap to 65 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio.

4.  SECURITIES LENDING

     All but the High Yield Bond Series and the International Equity Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or

                        DIVERSIFIED INVESTORS PORTFOLIOS

4.  SECURITIES LENDING (CONTINUED)
excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statement of Operations. At December 31, 1996, the Series loaned securities having market values as follows:

                                                                    MARKET VALUE     COLLATERAL
                                                                    ------------     -----------
High Quality Bond Series..........................................  $  3,356,277     $ 3,417,498
Intermediate Government Bond Series...............................    16,286,002      16,631,176
Government/Corporate Bond Series..................................     9,639,531       9,971,053
Balanced Series...................................................    29,502,418      30,547,905
Equity Income Series..............................................    29,797,013      30,496,846
Growth & Income Series............................................    13,582,731      13,877,123
Special Equity Series.............................................    52,667,156      54,301,016

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities for the year ended December 31, 1996, except for the Equity Value Series and the Aggressive Equity Series which commenced operations on April 19, 1996, were as follows:

                                                                      COST OF          PROCEEDS
                                                                     PURCHASES        FROM SALES
                                                                    ------------     ------------
High Quality Bond Series...............    Government Obligations   $ 24,055,385     $ 18,413,126
                                           Other                     107,974,326       90,098,879
Intermediate Government Bond Series....    Government Obligations     85,967,508       52,555,511
Government/Corporate Bond Series.......    Government Obligations    253,871,378      267,895,236
                                           Other                     250,523,876      194,568,714
Balanced Series........................    Government Obligations     94,965,762       56,847,023
                                           Other                     218,627,035      187,325,555
Equity Income Series...................    Other                     316,278,763      202,011,989
Equity Value Series....................    Other                      39,450,502       13,550,268
Growth & Income Series.................    Other                     302,171,234      239,501,492
Equity Growth Series...................    Other                     365,020,921      326,233,791
Special Equity Series..................    Other                     623,318,934      536,845,348
Aggressive Equity Series...............    Other                      38,819,662       25,326,665
High-Yield Bond Series.................    Other                      15,888,442       10,927,076
International Equity Series............    Other                      75,599,345       30,145,552

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1996, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                               FOREIGN     IN EXCHANGE   SETTLEMENT                     NET UNREALIZED
         CONTRACT             CURRENCY         FOR          DATE        VALUE      APPRECIATION/DEPRECIATION
---------------------------  -----------   -----------   ----------   ----------   -------------------------
PURCHASES:
British Pounds.............       78,363    $ 132,504      01/08/97   $  134,201           $   1,697
Japanese Yen...............   42,075,400      371,875      01/16/97      364,092              (7,783)
Japanese Yen...............   18,835,455      166,996      02/12/97      163,637              (3,359)
Japanese Yen...............   58,450,000      532,477      03/10/97      509,543             (22,934)
Japanese Yen...............   25,950,000      236,403      03/10/97      226,221             (10,182)
Japanese Yen...............   15,300,000      148,558      05/19/97      134,633             (13,925)
Japanese Yen...............   15,228,000      136,942      05/19/97      134,000              (2,942)
Japanese Yen...............   11,700,000      112,587      05/30/97      103,113              (9,474)
Swiss Franc................      212,205      159,376      01/17/97      158,501                (875)
                                                                                            --------
     TOTAL.................                                                                $ (69,777)
                                                                                            ========
SALES:
French Franc...............    1,359,776      269,028      02/25/97      262,809               6,219
German Duetsche Mark.......      360,849      241,000      01/21/97      234,656               6,344
German Duetsche Mark.......      499,636      333,418      02/14/97      325,399               8,019
German Duetsche Mark.......      293,580      197,153      02/25/97      191,326               5,827
German Duetsche Mark.......      176,371      115,388      03/13/97      115,049                 339
Hong Kong Dollars..........    2,479,747      319,000      11/14/97      320,571              (1,571)
Japanese Yen...............   26,566,167      230,309      01/07/97      229,565                 744
Japanese Yen...............   42,075,400      381,463      01/16/97      364,092              17,371
Japanese Yen...............   18,835,455      169,887      02/12/97      163,637               6,250
Japanese Yen...............  116,897,000    1,100,000      03/10/97    1,019,060              80,940
Japanese Yen...............   51,879,030      483,000      03/10/97      452,260              30,740
Japanese Yen...............   26,008,697      239,000      04/08/97      227,565              11,435
Japanese Yen...............   30,528,000      300,000      05/19/97      268,633              31,367
Japanese Yen...............   35,139,000      340,000      05/30/97      309,682              30,318
Japanese Yen...............  141,296,127    1,299,000      10/31/97    1,272,179              26,821
Norwegian Krone............      749,184      116,768      03/13/97      117,791              (1,023)
Swedish Krona..............      404,853       59,934      03/13/97       59,553                 381
Swiss Franc................      212,205      169,000      01/17/97      158,501              10,499
Swiss Franc................    1,055,900      843,573      02/04/97      789,995              53,578
Swiss Franc................      202,530      159,951      02/19/97      151,721               8,230
Swiss Franc................      342,230      272,000      02/19/97      256,375              15,625
Swiss Franc................      327,680      260,809      02/25/97      245,601              15,208
Swiss Franc................      627,708      510,000      03/27/97      471,692              38,308
Swiss Franc................      319,023      259,000      04/09/97      240,011              18,989
                                                                                            --------
     TOTAL.................                                                                $ 420,958
                                                                                            ========

DIVERSIFIED INVESTORS PORTFOLIOS
FINANCIAL HIGHLIGHTS:

                                                    RATIO OF GROSS         RATIO OF EXPENSES, NET
                                                       EXPENSES            OF WAIVERS TO AVERAGE
                                                TO AVERAGE NET ASSETS            NET ASSETS
                                                ----------------------     ----------------------
                                                     FOR THE YEAR               FOR THE YEAR
                                                        ENDED                      ENDED
                                                ----------------------     ----------------------
                                                1996     1995     1994**   1996     1995     1994**
                                                ----     ----     ----     ----     ----     ----
Money Market Series.........................    0.30%    0.31%    0.32%    0.30%    0.30%    0.30%
High Quality Bond Series....................    0.40     0.41     0.41     0.40     0.40     0.40
Intermediate Government Bond Series.........    0.43     0.45     0.45     0.40     0.40     0.40
Government/Corporate Bond Series............    0.39     0.39     0.40     0.39     0.39     0.40
Balanced Series.............................    0.50     0.54     0.53     0.50     0.50     0.50
Equity Income Series........................    0.48     0.49     0.49     0.48     0.49      n/a
Equity Value Series*+.......................    1.06      n/a      n/a     0.60      n/a      n/a
Growth & Income Series......................    0.67     0.68     0.67     0.65     0.65     0.65
Equity Growth Series........................    0.73     0.75     0.76     0.73(1)  0.75     0.75
Special Equity Series.......................    0.86     0.88     0.88     0.85     0.85     0.85
Aggressive Equity Series*+..................    1.59      n/a      n/a     1.00      n/a      n/a
High-Yield Bond Series++....................    1.25     1.32      n/a     0.60     0.60      n/a
International Equity Series+++..............    0.96     0.83      n/a     0.90     0.80      n/a

---------------
  * Annualized (except "Portfolio Turnover")
 ** Commencement of Operations, January 3, 1994.
*** For fiscal years beginning on or after September 1, 1995, the Portfolios are required to disclose their average commission rate per share for trades on which a commission is charged.
  + Commencement of Operations, April 19, 1996.
 ++ Commencement of Operations, August 22, 1995.
+++ Commencement of Operations, September 29, 1995.
(1) For the period 1/1/96-11/14/96, expense cap was 75 bp.
     For the period 11/15/96 - 12/31/96, expense cap was 65 bp.

                                    RATIO OF NET
         RATIO OF NET                INVESTMENT
          INVESTMENT           INCOME, NET OF WAIVERS                                    AVERAGE
     INCOME TO PORTFOLIO        TO PORTFOLIO AVERAGE                                 COMMISSION RATE
      AVERAGE NET ASSETS             NET ASSETS             PORTFOLIO TURNOVER        PER SHARE***
    ----------------------     ----------------------     ----------------------     ---------------
         FOR THE YEAR               FOR THE YEAR               FOR THE YEAR           FOR THE YEAR
            ENDED                      ENDED                      ENDED                   ENDED
    ----------------------     ----------------------     ----------------------     ---------------
    1996     1995     1994**   1996     1995     1994**   1996     1995     1994**        1996
    ----     ----     ----     ----     ----     ----     ----     ----     ----     ---------------
    5.19%    5.70%    4.05%    5.19%    5.69%    4.07%     n/a      n/a      n/a             n/a
    6.14     5.83     5.77     6.14     5.82     5.79       66%      25%      37%            n/a
    5.63     5.57     5.71     5.66     5.52     5.76       60       59       21             n/a
    6.30     5.90     5.71     6.30     5.90     5.72      146      122      122             n/a
    3.39     4.19     3.57     3.39     4.15     3.61      113      124      118         $0.0372
    2.97     3.37     3.43     2.97     3.37     3.43       26       23       30          0.0620
    1.60      n/a      n/a     2.07      n/a      n/a       65      n/a      n/a          0.0600
    1.02     1.49     1.35     1.04     1.47     1.37      142      155       21          0.0476
    (0.17)   0.41     0.08     (0.17)   0.41     0.11      133       62       75          0.0553
    0.24     0.33     0.27     0.25     0.30     0.30      140      155       90          0.0507
    (0.72)    n/a      n/a     (0.13)    n/a      n/a      186      n/a      n/a          0.0540
    8.34     8.45      n/a     9.00     7.73      n/a      107       21      n/a             n/a
    1.12     0.53      n/a     1.18     0.50      n/a       29        7      n/a          0.0030

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     We have audited the accompanying statements of assets and liabilities of Diversified Investors Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Government/Corporate Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for each of the Portfolios other than the Equity Value Portfolio and Aggressive Equity Portfolio for which the periods are from April 19, 1996 (commencement of operations) to December 31, 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Diversified Investors Portfolios as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York

February 10, 1997

                 CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO

Dear Investor:

     Changing expectations for the strength of the economy and direction of interest rates made for very volatile financial markets during 1996. Stock market investors emerged with strong gains; the Standard & Poor's 500 Stock Index gained almost 23% for the year. The bond market see-sawed, with the yield on the benchmark 30-year Treasury bond closing the year just three-quarters of a percent above where it began. While many investors believed the Federal Reserve would intervene to tighten monetary policy, the Fed took no action after cutting the federal funds rate by 25 basis points in late January.

                          CALVERT RESPONSIBLY INVESTED
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
                       Comparison of change in value of a
                        hypothetical $10,000 investment.

                  [Line graph depicting Average Total Return.]

                           Average Annual Total Return
                            (period ending 12/31/96)

                           1 Year 12.62%  5 Year 10.45%
                   10 Year 11.11%  Life of Fund 10.41% (9/86)*
--------------------------------------------------------------------------------
                  * New sub-advisors assumed management of the
                       Portfolio effective February 1995.

 Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.
--------------------------------------------------------------------------------

FUND PERFORMANCE AND STRATEGY

     We maintained the Portfolio's target asset allocation of roughly 60% equities and 40% fixed-income securities throughout 1996. Equity holdings were the strongest contributors to the Fund's return, which is not surprising given the strength of the stock market.

Equity Investments--NCM Capital Management

     We continued to focus on companies in the technology and financial services industries. The financial services group turned in good gains as profits were strong due to continued low interest rates. Some of our technology holdings--semiconductors, chips and equipment--were hurt by unfavorable supply and demand conditions, but our technology position as a whole was positive for performance for the year due to strong gains from EMC Corp and BMC Software.

--------------------------------------------------------------------------------
ANNUAL REPORT                                         CRI BALANCED PORTFOLIO - 1
--------------------------------------------------------------------------------

     Consumer staples companies (food, drugs and personal care items) also did well as investors moved to these more defensive stocks. While we did not have a large commitment to the consumer staples group, our holdings of Gillette and Hershey contributed good gains. Energy services companies also advanced as improved supply and demand conditions boosted profit potential. In this group, Smith International was a strong performer.

     The Portfolio invests a small portion of assets (slightly less than 3% at year-end) in foreign securities. For this period, our holdings of Umbono Investment Corp., a South African company, were hurt by the continued devaluation of the currency. We are optimistic that the bulk of the currency decline has passed, and we maintain a favorable opinion of this stock's investment potential. We are also pleased to have an opportunity to participate in Africa's economic growth.

Fixed-Income Investments--Calvert Asset Management Company

     We kept the Portfolio's interest rate sensitivity in line with our benchmark. The bond market was very volatile throughout 1996, and we did not believe it was prudent to take a decidedly conservative or aggressive stance until a clearer picture emerged regarding the strength of the economy. The Portfolio's weighted average maturity was 13 years at the end of 1996, compared to 14 years at the end of 1995.

OUTLOOK

     The markets will likely continue to exhibit a high degree of volatility. Stocks' extended valuations and uncertainty about whether companies can meet earnings estimates could dampen investors "exuberance." We expect the return on stocks for 1997 will come closer to historical averages than the exceptional returns of 1995 and 1996. The bond market is likely to remain skittish, at least for the first half of the year, as investors still struggle to reconcile low inflation numbers with strong labor reports. The Portfolio's blend of stocks and bonds should help to smooth the ups and downs of specific markets, sectors and securities.

     We appreciate your investment.

Sincerely,


/s/ Clifton S. Sorrell

Clifton S. Sorrell
President

January 17, 1997


--------------------------------------------------------------------------------
2 - CRI BALANCED PORTFOLIO                                         ANNUAL REPORT
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                ================

To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Balanced Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Balanced Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Balanced Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997


--------------------------------------------------------------------------------
ANNUAL REPORT                                         CRI BALANCED PORTFOLIO - 3
--------------------------------------------------------------------------------

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996


EQUITY SECURITIES - 57.1%                              SHARES     VALUE
--------------------------------------------------------------------------------

Airlines - 0.6%
Comair Holdings, Inc. ...........................      41,400     $993,600
                                                              ------------
                                                                   993,600
                                                              ------------

Biotechnology - 1.0%
Amgen, Inc. *   .................................      29,560    1,607,325
                                                              ------------
                                                                 1,607,325
                                                              ------------

Building Materials and Construction - 0.6%
Oakwood Homes Corp. .............................      43,700      999,637
                                                              ------------
                                                                   999,637
                                                              ------------

Business Equipment and Services - 1.2%
Hewlett Packard Co. .............................      22,300    1,120,575
Sun Microsystems, Inc. * ........................      29,640      761,377
                                                              ------------
                                                                 1,881,952
                                                              ------------

Communications - 2.0%
Ameritech Corp. .................................      30,595    1,854,822
U.S. Robotics Corp. * ...........................      20,200    1,454,400
                                                              ------------
                                                                 3,309,222
                                                              ------------

Computer - Hardware - 1.9%
Compaq Computer Corp. * .........................      23,400    1,737,450
International Business Machines .................       9,300    1,404,300
                                                              ------------
                                                                 3,141,750
                                                              ------------

Computer - Networks - 2.4%
3Com Corp. * ....................................      24,400    1,790,350
Cisco Systems, Inc. * ...........................      31,800    2,023,275
                                                              ------------
                                                                 3,813,625
                                                              ------------

Computer - Software - 4.0%
BMC Software, Inc. *  ...........................      17,500      724,063
Computer Associates International, Inc. .........      38,577    1,919,206
Microsoft Corp. * ...............................      20,820    1,720,253
Oracle Corp. * ..................................      48,757    2,035,605
                                                              ------------
                                                                 6,399,127
                                                              ------------

Consumer Products and Services - 4.9%
Avon Products, Inc. .............................      28,400    1,622,350
Colgate Palmolive Co. ...........................      27,400    2,527,650
CUC International, Inc. * .......................      55,450    1,316,937
Gillette Co. ....................................      32,100    2,495,775
                                                              ------------
                                                                 7,962,712
                                                              ------------

--------------------------------------------------------------------------------
4 - CRI BALANCED PORTFOLIO                                         ANNUAL REPORT
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                             SHARES     VALUE
--------------------------------------------------------------------------------

Delivery - 0.7%
Federal Express Corp. * .........................      23,800   $1,059,100
                                                              ------------
                                                                 1,059,100
                                                              ------------

Electronics - 2.8%
Arrow Electronics, Inc. * .......................      14,200      759,700
Atmel Corp. * ...................................      26,800      887,750
EMC Corp. * .....................................      38,450    1,273,656
Intel  Corp. ....................................      11,700    1,531,969
                                                              ------------
                                                                 4,453,075
                                                              ------------

Entertainment - 1.3%
Regal Cinemas, Inc. * ...........................      34,200    1,051,650
Walt Disney Co. .................................      15,005    1,044,723
                                                              ------------
                                                                 2,096,373
                                                              ------------

Financial Services - 9.4%
Banc One Corp. ..................................      21,700      933,100
Bank New York, Inc. .............................      29,000      978,750
Bank of Boston Corp.  ...........................      19,315    1,240,989
BankAmerica Corp. ...............................      23,200    2,314,200
Chase Manhattan Corp. ...........................      20,300    1,811,775
Federal National Mortgage Assn. .................      42,700    1,590,575
Green Tree Financial Corp. ......................      48,530    1,874,471
SunAmerica, Inc. ................................      39,300    1,743,937
Umbono Investment Corp., Ltd. * .................   1,156,540    2,719,235
                                                              ------------
                                                                15,207,032
                                                              ------------

Food Products - 3.0%
CPC International, Inc. .........................      32,300    2,503,250
Hershey Foods Corp. .............................      31,200    1,365,000
McCormick & Co., Inc. ...........................      41,900      987,269
                                                              ------------
                                                                 4,855,519
                                                              ------------

Health Care - 2.4%
Cardinal Health, Inc. ...........................      25,500    1,485,375
Johnson & Johnson ...............................      46,500    2,313,375
                                                              ------------
                                                                 3,798,750
                                                              ------------

Industrial Products - 0.9%
Praxair, Inc. ...................................      31,200    1,439,100
                                                              ------------
                                                                 1,439,100
                                                              ------------

Insurance  - 3.1%
AFLAC, Inc. .....................................      39,050    1,669,387
American International Group, Inc. ..............      20,350    2,202,887
MGIC Investment Corp. ...........................      15,500    1,178,000
                                                              ------------
                                                                 5,050,274
                                                              ------------

--------------------------------------------------------------------------------
ANNUAL REPORT                                         CRI BALANCED PORTFOLIO - 5
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                             SHARES     VALUE
--------------------------------------------------------------------------------
Manufacturing  - 0.9%
Dover Corp. .....................................      29,945   $1,504,736
                                                              ------------
                                                                 1,504,736
                                                              ------------
Medical - 2.6%
Boston Scientific Corp. * .......................      17,185    1,031,100
Guidant Corp. ...................................      26,900    1,533,300
Medtronic, Inc. .................................      23,900    1,625,200
                                                              ------------
                                                                 4,189,600
                                                              ------------
Office Equipment and Supplies - 1.6%
Officemax, Inc. * ...............................     104,800    1,113,500
Viking Office Products, Inc. * ..................      55,000    1,467,813
                                                              ------------
                                                                 2,581,313
                                                              ------------
Oil and Gas - 0.6%
Seitel, Inc. * ..................................      24,100      964,000
                                                              ------------
                                                                   964,000
                                                              ------------
Paper and Packaging - 1.6%
Avery Dennison Corp. ............................      43,100    1,524,663
Sealed Air Corp. * ..............................      24,800    1,032,300
                                                              ------------
                                                                 2,556,963
                                                              ------------
Pharmaceutical - 1.4%
Merck & Co., Inc. ...............................      28,800    2,282,400
                                                              ------------
                                                                 2,282,400
                                                              ------------
Retail - 2.6%
Barnes & Noble, Inc. * ..........................      41,600    1,123,200
Consolidated Stores Corp. * .....................      32,313    1,038,039
Jones Apparel Group, Inc. * .....................      30,600    1,143,675
Penney (J.C.), Inc. .............................      18,000      877,500
                                                              ------------
                                                                 4,182,414
                                                              ------------
Telecommunications - 3.6%
360 Communications Co. * ........................      58,500    1,352,813
Century Telephone Enterprises, Inc.  ............      47,465    1,465,482
Ericsson (L. M.) Telephone, Co., Class B, ADR ...      51,405    1,551,788
SBC Communications, Inc.  .......................      27,400    1,417,950
                                                              ------------
                                                                 5,788,033
                                                              ------------
   Total Equity Securities (Cost $77,958,662) ...               92,117,632
                                                              ------------

                                                    PRINCIPAL
MORTGAGE BACKED SECURITIES - 10.8%                     AMOUNT
--------------------------------------------------------------------------------
Advanta Corp., 5.50%, 3/25/10 ...................  $1,729,639    1,646,941
Federal Home Loan Mortgage Corp., 5.125%, 8/15/06   1,790,349    1,752,035
Federal Home Loan Mortgage Corp., 5.50%, 5/1/11 .   3,656,123    3,440,883
Federal Home Loan Mortgage Corp., 6.00%, 12/15/19   1,000,000      971,310
Federal Home Loan Mortgage Corp., 6.50%, 8/15/21    1,000,000      991,730

--------------------------------------------------------------------------------
6 - CRI BALANCED PORTFOLIO                                         ANNUAL REPORT
--------------------------------------------------------------------------------

                                                    PRINCIPAL
MORTGAGE BACKED SECURITIES (CONT'D)                    AMOUNT       VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.00%, 5/1/06 ..  $2,498,439   $2,430,878
Federal National Mortgage Assn., 6.50%, 12/25/23    1,000,000      960,480
Federal National Mortgage Assn., 7.00%, 8/1/25 ..     943,971      923,789
Government National Mortgage Assn.,
  6.50%, 12/15/23 ...............................   1,311,000    1,258,560
Vendee Mortgage Trust, 6.75%, 9/15/09 ...........   1,163,000    1,164,772
Vendee Mortgage Trust, 8.00%, 7/15/18 ...........   1,000,000    1,043,220
Vendee Mortgage Trust, 6.75%, 4/15/22 ...........   1,000,000      916,160
--------------------------------------------------------------------------------
   Total Mortgage Backed Securities (Cost $17,448,342)          17,500,758
                                                              ------------
 MUNICIPAL OBLIGATIONS - 9.0%
--------------------------------------------------------------------------------
Illinois Housing Development Authority,
  8.35%, 8/1/26 .................................   1,130,000    1,163,222
La Miranda, California Industrial Development
  Authority VRDN, 5.70%, 12/1/26, LOC: First
  National Bank of Chicago ** ...................   7,500,000    7,500,000
Maryland State Economic Development Corp.,
  8.00%, 10/1/05 ................................   1,000,000    1,004,790
Maryland State Economic Development Corp.,
  8.625%, 10/1/19 ...............................     750,000      767,468
Miami Beach, Florida Redevelopment Agency,
  8.80%, 12/1/15 ................................   2,585,000    2,750,182
Texas State, College Student Loan,
  7.35%, 12/1/21 ................................     600,000      588,534
Virginia State Housing Development Authority,
  7.55%, 7/1/11 .................................     740,000      753,313
                                                              ------------
   Total Municipal Obligations (Cost $14,306,777)               14,527,509

CORPORATE OBLIGATIONS - 8.4%
--------------------------------------------------------------------------------
Albertsons, Inc., 6.18%, 3/22/00 ................      25,000       24,925
AMR Corp., 9.82%, 3/7/01 ........................      25,000       27,525
BellSouth Savings, 9.19%, 7/1/03 ................     366,807      401,537
Continental Valorem Corp. VRDN, 6.45%, 6/1/13,
   LOC: Tokai Bank Ltd. ** ......................     700,000      700,000
Dayton Hudson Corp., 9.00%, 10/1/21 .............      60,000       67,762
Dean Witter Discover & Co., 6.30%, 1/15/06 ......   1,000,000      946,040
Discover Card Master Trust, 6.05%, 8/18/08 ......   1,500,000    1,420,395
First Union Corp., 6.55%, 10/15/35 ..............   1,000,000      972,620
International Business Machines, 7.00%, 10/30/25    2,000,000    1,907,420
MedPartners, Inc., 7.375%, 10/1/06 ..............   2,000,000    2,007,260
Puget Power Consv., 6.45%, 4/11/05 ..............   1,596,737    1,594,834
SunAmerica, Inc., 8.125%, 4/28/23 ...............   2,000,000    2,102,140
United Dominion Realty Trust, Inc.,
  8.50%, 9/15/24 ................................   1,200,000    1,318,056
                                                              ------------
   Total Corporate Obligations (Cost $13,439,121)               13,490,514
                                                              ------------
U.S. GOVERNMENT AND
INSTRUMENTALITIES - 7.5%
--------------------------------------------------------------------------------
Federal Farm Credit Bank, 6.75%, 5/14/99 ........   3,000,000    3,014,340
Federal Home Loan Mortgage Corp., 6.80%, 5/14/99    2,000,000    2,009,920
Federal National Mortgage Assn., 5.49%, 10/2/03 .   1,075,000    1,015,950
Financing Corp., 9.80%, 11/30/17 ................      50,000       64,808

--------------------------------------------------------------------------------
ANNUAL REPORT                                         CRI BALANCED PORTFOLIO - 7
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND                                 PRINCIPAL
INSTRUMENTALITIES (CONT'D)                             AMOUNT       VALUE
--------------------------------------------------------------------------------

Financing Corp., 9.80%, 4/6/18 ..................     $50,000      $64,964
Resolution Funding Corp., 8.625%, 1/15/21 .......   1,000,000    1,202,720
Silver Spring Metro Center, 6.875%, 5/15/13 .....      50,000       46,993
Small Business Administration, 8.05%, 6/1/12 ....     786,268      808,473
Small Business Administration, 7.70%, 7/1/16 ....   3,000,000    3,099,450
WNH Ltd. Partnership, 9.40%, 10/1/99 ............     705,000      747,258
                                                              ------------

   Total U.S. Government Agencies and Instrumentalities
   (Cost $11,950,760) ...........................               12,074,876
                                                              ------------
U.S. TREASURY - 6.0%
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.875%, 8/15/25 ............   1,500,000    1,528,785
U.S. Treasury Notes, 5.875%, 11/15/05 ...........   1,000,000      964,090
U.S. Treasury Notes, 5.625%, 2/15/06 ............   1,000,000      945,770
U.S. Treasury Notes, 7.00%, 7/15/06 .............   6,000,000    6,232,860
                                                              ------------
   Total U.S. Treasury  (Cost $9,701,626) .......                9,671,505
                                                              ------------
 OTHER DEBT - 0.6%
--------------------------------------------------------------------------------
Chickasaw Nation, Oklahoma, 10.00%, 8/1/03 ......   1,000,000    1,033,240
South Africa Rep., 9.625%, 12/15/99 .............      15,000       15,956
                                                              ------------
   Total Other Debt  (Cost $1,014,785) ..........                1,049,196
                                                              ------------
     TOTAL INVESTMENTS  (Cost $145,820,073) - 99.4%            160,431,990
     Other assets and liabilities, net - 0.6% ...                1,041,004
                                                              ------------
     NET ASSETS - 100% ..........................             $161,472,994
                                                              ============

*   Non-income producing.
** Optional tender features give these securities a shorter effective maturity date.
Explanation of Guarantees:
    LOC: Letter of Credit
Abbreviations:
    VRDN: Variable Rate Demand Notes
See notes to financial statements.

--------------------------------------------------------------------------------
8 - CRI BALANCED PORTFOLIO                                         ANNUAL REPORT
--------------------------------------------------------------------------------

                               BALANCED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

ASSETS
---------------------------------------------------------------------------------------------------
Investments in securities, at value ................................................   $160,431,990
Cash ...............................................................................        447,742
Receivable for securities sold .....................................................        373,591
Interest and dividends receivable ..................................................      1,098,455
Other assets .......................................................................         14,446
                                                                                       ------------
   Total assets ....................................................................    162,366,224
                                                                                       ------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Payable for securities purchased ...................................................        764,856
Payable to Calvert Asset Management Company, Inc. ..................................        101,314
Accrued expenses and other liabilities .............................................         27,060
                                                                                       ------------
   Total liabilities ...............................................................        893,230
                                                                                       ------------
     Net assets ....................................................................   $161,472,994
                                                                                       ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Par value and paid-in capital applicable to 91,045,481 shares of common
   stock outstanding; $1 par value, 92,000,000 shares authorized ...................   $145,095,219
Undistributed net investment income (loss) .........................................        380,193
Accumulated net realized gains (losses) on investments and foreign currencies ......      1,385,665
Net unrealized appreciation (depreciation) on investments and assets and liabilities
   in foreign currencies ...........................................................     14,611,917
                                                                                       ------------
     NET ASSETS ....................................................................   $161,472,994
                                                                                       ============
     NET ASSET VALUE PER SHARE .....................................................   $      1.774
                                                                                       ============



See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                         CRI BALANCED PORTFOLIO - 9
--------------------------------------------------------------------------------

                               BALANCED PORTFOLIO
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME
--------------------------------------------------------------------------------
Investment Income
   Interest income ...........................................     $  3,929,028
   Dividend income (net of foreign taxes of $11,929) .........          767,242
                                                                   ------------
     Total investment income .................................        4,696,270

Expenses
   Investment advisory fee ...................................          963,829
   Directors' fees and expenses ..............................           11,108
   Custodian fees ............................................           47,112
   Reports to shareholders ...................................            6,172
   Professional fees .........................................           57,536
   Miscellaneous .............................................            7,972
                                                                   ------------
     Total expenses ..........................................        1,093,729
     Fees paid indirectly ....................................          (47,112)
                                                                   ------------
       Net expenses ..........................................        1,046,617
         NET INVESTMENT INCOME ...............................        3,649,653
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain (loss) on:
   Securities ................................................        9,074,404
   Foreign currencies ........................................          (16,554)
                                                                   ------------
                                                                      9,057,850
                                                                   ------------
Change in unrealized appreciation or depreciation on:
   Securities ................................................        3,628,653
   Assets and liabilities in foreign currencies ..............               24
                                                                   ------------
                                                                      3,628,677
                                                                   ------------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS ..........................................       12,686,527
                                                                   ------------

     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................     $ 16,336,180
                                                                   ============




See notes to financial statements.

--------------------------------------------------------------------------------
10 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------

                               BALANCED PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                        DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                           1996             1995
-------------------------------------------------------------------------------------
Operations
   Net investment income ...........................   $   3,649,653    $   2,688,213
   Net realized gain (loss) ........................       9,057,850        9,131,406
   Change in unrealized appreciation or depreciation       3,628,677       10,212,473
                                                       -------------    -------------

     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .....................      16,336,180       22,032,092
                                                       -------------    -------------

Distributions to shareholders from
   Net investment income ...........................      (3,502,338)      (2,379,651)
   Net realized gain on investments ................      (8,620,000)      (7,467,802)
                                                       -------------    -------------
     Total distributions ...........................     (12,122,338)      (9,847,453)
                                                       -------------    -------------
Capital share transactions
   Shares sold .....................................      38,725,037       27,827,854
   Shares issued from merger (Note A) ..............       3,670,827             --
   Reinvestment of distributions ...................      12,122,338        9,847,453
   Shares redeemed .................................      (7,496,263)      (6,215,413)
                                                       -------------    -------------
     Total capital share transactions ..............      47,021,939       31,459,894
                                                       -------------    -------------

 TOTAL INCREASE (DECREASE)
 IN NET ASSETS .....................................      51,235,781       43,644,533

NET ASSETS
-------------------------------------------------------------------------------------
Beginning of year ..................................     110,237,213       66,592,680
                                                       -------------    -------------
End of year (including undistributed net investment
   income of $380,193 and $270,941, respectively) ..   $ 161,472,994    $ 110,237,213
                                                       =============    =============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------
Shares sold ........................................      21,664,978       16,449,557
Shares issued from merger (Note A) .................       2,061,104             --
Reinvestment of distributions ......................       6,833,336        5,782,412
Shares redeemed ....................................      (4,241,957)      (3,747,516)
                                                       -------------    -------------
   Total capital share activity ....................      26,317,461       18,484,453
                                                       =============    =============


See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 11
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS


NOTE A--SIGNIFICANT ACCOUNTING POLICIES

General: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRI Bond Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 2,061,104 shares of the Portfolio (valued at $3,670,827) for the 230,738 shares of CRI Bond Portfolio outstanding at February 23, 1996. CRI Bond Portfolio's net assets at that date, including $1,419 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRI Bond Portfolio immediately before the acquisition were $121,161,865 and $3,670,445, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic

--------------------------------------------------------------------------------
12 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------
reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

The Fund designates $6,500,000 as capital gain dividends for taxable year ended December 31, 1996.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

NOTE B--RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. Effective July, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.

NOTE C--INVESTMENT ACTIVITY

During the year, purchases and sales of investments, other than short-term securities, were $161,454,850 and $121,803,926, respectively. U.S. government security purchases were $56,865,794 and sales were $37,342,926. Such transactions are exclusive of the effects of the merger of CRI Bond.

The cost of investments owned at December 31, 1996 was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $14,611,917, of which $16,800,589 related to appreciated securities and $2,188,672 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 13
--------------------------------------------------------------------------------

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                  YEARS ENDED DECEMBER 31,
                                             -----------------------------------
                                                1996       1995       1994
--------------------------------------------------------------------------------
Net asset value, beginning .................   $1.703     $1.440     $1.537
                                             ========   ========    =======
Income from investment operations
   Net investment income ...................     .040       .050       .046
   Net realized and unrealized gain (loss) .     .175       .380      (.097)
                                             --------   --------    -------
     Total from investment operations ......     .215       .430      (.051)
                                             --------   --------    -------
Distributions from
   Net investment income ...................    (.042)     (.040)     (.046)
   Net realized gains ......................    (.102)     (.127)      --
                                             --------   --------    -------
     Total distributions ...................    (.144)     (.167)     (.046)
                                             --------   --------    -------
Total increase (decrease) in net asset value     .071       .263      (.097)
                                             --------   --------    -------
Net asset value, ending ....................   $1.774     $1.703     $1.440
                                             ========   ========    =======

Total return ...............................    12.62%     29.87%     (3.30%)
                                             ========   ========    =======
Ratios to average net assets:
   Net investment income ...................    2.71%      3.08%      3.39%
                                             ========   ========    =======
   Total expenses + ........................     .81%       .83%       --
                                             ========   ========    =======
   Net expenses ............................     .78%       .81%       .80%
                                             ========   ========    =======
Portfolio turnover .........................      99%       163%        43%
                                             ========   ========    =======
Average commission rate paid ...............   $.0481       --         --
                                             ========   ========    =======
Net assets, ending (in thousands) .......... $161,473   $110,237    $66,593
                                             ========   ========    =======
Number of shares outstanding,
   ending (in thousands) ...................   91,045     64,728     46,244
                                             ========   ========    =======

                                                       YEARS ENDED DECEMBER 31,
                                                     ---------------------------
                                                           1993       1992
--------------------------------------------------------------------------------
Net asset value, beginning.......................         $1.465     $1.403
                                                        ========    =======
Income from investment operations
   Net investment income.........................           .045       .044
   Net realized and unrealized gain (loss) ......           .072       .062
                                                        --------    -------
     Total from investment operations............           .117       .106
                                                        --------    -------
Distributions from
   Net investment income.........................         (.045)     (.044)
   Net realized gains............................             --         --
                                                        --------    -------
     Total distributions.........................         (.045)     (.044)
                                                        --------    -------
Total increase (decrease) in net asset value.....           .072       .062
                                                        --------    -------
Net asset value, ending..........................         $1.537     $1.465
                                                        ========    =======
Total return.....................................          8.00%      7.61%
                                                        ========    =======
Ratios to average net assets:
   Net investment income.........................          3.69%      4.05%
                                                        ========    =======
   Total expenses +..............................             --         --
                                                        ========    =======
   Net expenses..................................           .81%       .85%
                                                        ========    =======
Portfolio turnover...............................            14%        15%
                                                        ========    =======
Net assets, ending (in thousands)................     $   54,000    $28,471
                                                        ========    =======
Number of shares outstanding,
   ending (in thousands).........................         35,142     19,433
                                                        ========    =======


+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

--------------------------------------------------------------------------------
14 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------

DIVERSIFIED INVESTORS SECURITIES CORPORATION
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000

2558 (2/97)